    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 12, 2001.

                                            REGISTRATION NOS. 333-80547/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]


                         POST-EFFECTIVE AMENDMENT NO. 2                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 34                             [X]


                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                              GARY A. BELLER, ESQ.
              SENIOR EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.
                          KIRKPATRICK & LOCKHART, LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 2001 pursuant to paragraph (b) of Rule 485

     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1999 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 30, 2001.
--------------------------------------------------------------------------------
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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))


FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
      1.
          Cover Page................................    Cover Page
      2.
          Definitions...............................    Important Terms You Should Know
      3.
          Synopsis..................................    Table of Expenses
      4.
          Condensed Financial Information...........    General Information--Advertising Performance;
                                                          General Information--Financial Statements
      5.
          General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account E;
                                                          Investment Choices; General Information--
                                                          Voting Rights
      6.
          Deductions and Expenses...................    Table of Expenses; Contract Fee; Assignment
                                                          Fee; Premium and Other Taxes; Charges;
                                                          General Information--Who Sells the Income
                                                          Annuity; Appendix; Premium Tax Table
      7.
          General Description of Variable Annuity...    The Income Annuity--Purchasing an Income
                                                          Annuity; Income Annuity--Allocation; General
                                                          Information--Administration/Changes to the
                                                          Income Annuity
      8.
          Annuity Period............................    Important Terms You Should Know; Income
                                                          Annuity--Income Payment Types/The Value of
                                                          Your Income Payments
      9.
          Death Benefit.............................    Not Applicable
     10.
          Purchases Values..........................    MetLife; Metropolitan Life Separate Account E;
                                                          Income Annuity/Allocation of Purchase
                                                          Payment/The Value of Your Income Payments;
                                                          General Information--Administration
     11.
          Redemptions...............................    General Information
     12.
          Taxes.....................................    Federal Tax Treatment
     13.
          Legal Proceedings.........................    Not Applicable
     14.
          Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                        Additional Information
     15.
          Cover Page................................    Cover Page
     16.
          Table of Contents.........................    Table of Contents
     17.
          General Information and History...........    Not Applicable
     18.
          Services..................................    Independent Auditors; Services; Distribution of
                                                          Certificates and Interests in the Income
                                                          Annuity
     19.
          Purchase of Securities Being Offered......    Not Applicable

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
     20.
          Underwriters..............................    Distribution of Certificates and Interests in
                                                        the Income Annuity
     21.
          Calculation of Performance Data...........    Performance Data
     22.
          Annuity Payments..........................    Variable Income Payments
     23.
          Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

                                                               MAY 1, 2001


METLIFE SETTLEMENT PLUS(SM), A VARIABLE INCOME ANNUITY
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes an income annuity contract (the "Income Annuity") which may be used to fund the financial obligations for periodic payments under a structured settlement.

--------------------------------------------------------------------------------

Money is allocated among the Income Annuity's available investmentchoices. The choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which divisions, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"):


  METLIFE STOCK INDEX                        HARRIS OAKMARK LARGE CAP VALUE
  STATE STREET RESEARCH INVESTMENT TRUST     LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  (FORMERLY STATE STREET RESEARCH GROWTH)    T. ROWE PRICE LARGE CAP GROWTH
  STATE STREET RESEARCH DIVERSIFIED


HOW TO LEARN MORE:


Before agreeing to a structured settlement pursuant to which settlement money may be invested in an Income Annuity, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before making your decision. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2001. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 24 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
Structured Settlement Group

211 Perimeter Center Parkway, Suite 600


Atlanta, GA 30346

Attention: MetLife Settlement Plus
Phone: (800) 638-0051              [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to a Metropolitan Fund Prospectus which is attached to the back of this Prospectus. You should also read the Metropolitan Fund Prospectus carefully before agreeing to a structured settlement pursuant to which an Income Annuity may be purchased.


                                 [METLIFE LOGO]

INCOME ANNUITY


This Income Annuity provides a stream of payments. Your income payments will vary to reflect the performance of the portfolios underlying the selected investment divisions. In addition, the amount of your income payment is also based on the amount of the purchase payment, the income payment type and personal factors such as your age.


A WORD ABOUT
INVESTMENT RISK:

An investment in any variable annuity involves investment risk. As a result, the value of your income payments will fluctuate and may decrease. Money invested is
NOT:


     --  a bank deposit or obligation;



     --  federally insured or guaranteed; or



     --  endorsed by any bank or other financial institution other than MetLife.

      TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW.............. ..............    4

TABLE OF EXPENSES..................... .....................    6

METLIFE.......................... ..........................    8

METROPOLITAN LIFE SEPARATE ACCOUNT E........... ............    8

SETTLING YOUR CLAIM.................... ....................    8

THE INCOME ANNUITY.................... .....................    9
   Investment Choices.......................................   10
   Income Payment Types.....................................   11
   Allocation of Purchase Payment...........................   12
   The Value of Your Income Payments........................   12
      Initial Variable Income Payment.......................   12
      Annuity Units.........................................   12
      AIR...................................................   13
      Valuation.............................................   14
   Contract Fee.............................................   15
   Assignment Fee...........................................   15
   Premium and Other Taxes..................................   15
   Charges..................................................   16
      Separate Account Charge...............................   16
      Investment-Related Charge.............................   16

GENERAL INFORMATION.................... ....................   16
   Administration...........................................   16
      Purchase Payments.....................................   16
      Receiving Income Payments and Information.............   17
   Advertising Performance..................................   17
   Changes to the Income Annuity............................   18
   Voting Rights............................................   19
   Who Sells the Income Annuity.............................   19
   Purchases in Certain States..............................   20
   Financial Statements.....................................   20

FEDERAL TAX TREATMENT.......................... ..........................         20
   Tax Treatment of Income Payments Received in Settlement of Personal
      Physical Injury Claims..............................................         20
   A Defendant May Assign Its Obligation to Make Income Payments to You...         21
   Using the Income Annuity to Fund Qualified Assignments.................         22
   Owners Other than MIAC.................................................         23

TABLE OF CONTENTS FOR THE STATEMENT FOR ADDITIONAL INFORMATION...... .....         24

APPENDIX FOR PREMIUM TAX TABLE...................... .....................         25

MetLife does not intend to offer the Income Annuity anywhere it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectus, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

IMPORTANT TERMS YOU SHOULD KNOW
ANNUITY UNITS

An annuity unit is the unit of measurement used to determine the amount of each variable income payment. The initial variable income payment is converted into annuity units for a specific investment division by dividing the initial variable income payment by the annuity unit value for that investment division on the day we receive all documents in good order. The resulting number of annuity units under the Income Annuity remains constant for the life of the contract.

ANNUITY UNIT VALUE


We determine the value of annuity units at the close of the New York Stock Exchange for each investment division each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange usually closes at 4p.m. but may close earlier. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under the Income Annuity, the AIR is a hypothetical percentage rate of return used to determine the amount of the initial variable income payment. The AIR is also the benchmark that is used to measure the investment performance of a given investment division to determine the amount of all subsequent income payments to you.
CLAIM

A claim is your request to be compensated or provided with other relief for a loss because of a personal physical injury or physical sickness. Your claim may be resolved in a number of ways including, for example, voluntary agreement of the parties, as in a pre-trial settlement, operation of law, a court ordered judgment, or an administrative ruling. For convenience, we use this term regardless of whether or not a legal proceeding has been instituted.
CONTRACT

A contract is the legal agreement between the owner and MetLife. Although you are not the owner of the contract, usually you will receive a copy of the contract and the income payments under the contract. The contract contains the relevant provisions of the Income Annuity. MetLife issues the contract for the Income Annuity described in this Prospectus. In some cases, you may receive a certificate rather than a contract which contains the relevant provisions of the Income Annuity. Throughout this Prospectus we refer to either a contract or a certificate as a contract.
DEFENDANT

The defendant is the person or entity you allege is responsible for your claim. The defendant's liability insurance company may make payments to you and/or may assume the responsibility to respond to your claim or may also be a party to your claim. For convenience, when we refer to the defendant, we also mean

[SNOOPY WITH POINTER GRAPHIC]
the defendant's liability insurance company. We use the term "defendant" even if no lawsuit has begun.
INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When money is allocated to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund.
METLIFE


MetLife is Metropolitan Life Insurance Company, which is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office will handle the processing of all requests concerning the Income Annuity. MetLife will notify you and provide you with the address of the MetLife Designated Office.
METROPOLITAN INSURANCE AND ANNUITY COMPANY (MIAC)

MIAC is a wholly-owned subsidiary of MetLife. Typically, the liability for making the payments to an injured party under a settlement of your claim is assigned by the defendant to MIAC under a qualified assignment. MIAC assumes the obligation to make income payments to you and may purchase the Income Annuity to fund its obligation. MIAC owns the Income Annuity. However, another subsidiary of MetLife may act as the assignee. For convenience, we use MIAC throughout this Prospectus when discussing assignments to MIAC or any other MetLife affiliate. OWNER

The owner of the Income Annuity is the entity which purchases the Income Annuity to provide for payments due to you under a settlement of your claim. The owner exercises all rights of ownership. You are not the owner.
SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity and other MetLife products.
YOU (YOUR)

In this Prospectus, "you" means the injured party(ies) for whom the Income Annuity is purchased to provide the payments due under a settlement of a claim. VARIABLE ANNUITY

A variable annuity is an annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk in a variable annuity. Your income payment will fluctuate based on the performance of the investment divisions listed in the contract.

 TABLE OF EXPENSES -- INCOME ANNUITY


    The following table shows the Separate Account and Metropolitan Fund charges and expenses applied to theIncome Annuity. The numbers in the table for the Separate Account and the numbers for the Metropolitan Fund are based on past experience. The numbers in this table are subject to change. It is not intended to showthe actual total combined expenses of the Separate Account and the Metropolitan Fund which may be higher or lower. The table does not show premium and other taxes which may apply.

--------------------------------------------------------------------------------

ONE TIME CONTRACTOWNER TRANSACTION EXPENSE

      Contract Fee (1)......................................              $350
SEPARATE ACCOUNT AND METROPOLITAN FUND ANNUAL EXPENSES
Separate Account Annual Expenses (as a percentage of average account value for the fiscal year ending December 31,
  2000) (2)                                                              1.25%
Metropolitan Fund Annual Expenses (as a percentage of
  average net assets for the fiscal year ending December 31,
  2000) (6)


                                                                   B
                                                    A        OTHER EXPENSES
                                                MANAGEMENT       BEFORE
                                                   FEES      REIMBURSEMENT
---------------------------------------------------------------------------
MetLife Stock Index Portfolio (3)............      .25            .03
State Street Research Diversified
  Portfolio (3)(4)...........................      .43            .03
State Street Research Investment Trust
  Portfolio (3)(4)...........................      .47            .03
Harris Oakmark Large Cap Value
  Portfolio (4)(5)...........................      .75            .19
T. Rowe Price Large Cap Growth
  Portfolio (4)(5)...........................      .64            .14
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (5)..............................      .25            .12

                                                     C                                  C-D=E
                                               TOTAL EXPENSES                      TOTAL EXPENSES
                                                   BEFORE              D                AFTER
                                               REIMBURSEMENT     REIMBURSEMENT      REIMBURSEMENT
---------------------------------------------  ---------------------------------------------------
MetLife Stock Index Portfolio (3)............        .28              .00                .28
State Street Research Diversified
  Portfolio (3)(4)...........................        .46              .00                .46
State Street Research Investment Trust
  Portfolio (3)(4)...........................        .50              .00                .50
Harris Oakmark Large Cap Value
  Portfolio (4)(5)...........................        .94              .00                .94
T. Rowe Price Large Cap Growth
  Portfolio (4)(5)...........................        .78              .00                .78
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (5)..............................        .37              .00                .37


Following are the expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (7):


                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
MetLife Stock Index Portfolio...............................      $16           $49          $ 84          $183
State Street Research Diversified Portfolio.................       18            54            94           203
State Street Research Investment Trust Portfolio............       18            56            96           208
Harris Oakmark Large Cap Value Portfolio....................       22            69           119           254
T. Rowe Price Large Cap Growth Portfolio....................       21            64           110           238
Lehman Brothers(R) Aggregate Bond Index Portfolio...........       17            51            89           193


(1) IN ADDITION, A ONE TIME ASSIGNMENT FEE OF $750 IS ASSESSED WHEN THE DEFENDANT ASSIGNS ITS LIABILITY TO MAKE PAYMENTS TO YOU UNDER THE STRUCTURED SETTLEMENT TO ONE OF OUR AFFILIATES, LIKE MIAC. THE DEFENDANT PAYS THIS FEE.

(2) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES WILL NOT EXCEED 1.25% OF THE AVERAGE VALUE OF
    AMOUNTS IN THE INVESTMENT DIVISIONS.

(3) PRIOR TO MAY 16, 1993, WE PAID ALL EXPENSES OF THE METROPOLITAN FUND (OTHER THAN MANAGEMENT FEES, BROKERAGE COMMISSIONS, TAXES, INTEREST AND EXTRAORDINARY OR NON-RECURRING EXPENSES) (HEREAFTER "EXPENSES"). THE EFFECT OF SUCH REIMBURSEMENTS IS THAT PERFORMANCE RESULTS ARE INCREASED.

(4) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE
    PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE
    METROPOLITAN FUND.


(5) THESE PORTFOLIOS BEGAN OPERATING ON NOVEMBER 9, 1998. EXPENSE REIMBURSEMENT FOR THE LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO CEASED ON JULY 13, 1999. EXPENSE REIMBURSEMENT FOR THE OTHER TWO PORTFOLIOS CEASED ON NOVEMBER 9, 2000. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR ALL THREE PORTFOLIOS ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND.

(6) THE METROPOLITAN FUND DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES. IN ADDITION, THE FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S CUSTODIAN FEES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT EFFECT THESE REDUCTIONS OR CREDITS.


(7) THE EXAMPLE ASSUMES THAT NO INCOME PAYMENTS WERE MADE DURING THE PERIOD. IN ADDITION, THE EXAMPLE ASSUMES NO REIMBURSEMENT OF EXPENSES WERE IN EFFECT. AS A RESULT, THE NUMBERS REFLECT THE HIGHEST AMOUNT YOU WOULD PAY ON A $1,000 INVESTMENT IN EACH INVESTMENT DIVISION.

ANNUITY UNIT VALUES

    This table shows the change in the Annuity Unit Values for each investment division. The information has been derived from the Separate Account's full financial statements or other reports (such as the annual report) and reflects the application of a 5% AIR.


-------------------------------------------------------------------------------------------
                                                  BEGINNING OF YEAR         END OF YEAR
                                           YEAR ANNUITY UNIT VALUE (a)   ANNUITY UNIT VALUE
-------------------------------------------------------------------------------------------
MetLife Stock Index Division.............. 2000         $10.18                 $ 8.67
                                           1999           9.46                  10.18
State Street Research Diversified
  Division................................ 2000           9.94                   9.45
                                           1999           9.48                   9.94
State Street Research Investment Trust
  Division................................ 2000          10.12                   8.94
                                           1999           9.20                  10.12
Harris Oakmark Large Cap Value Division... 2000           7.92                   8.38
                                           1999           8.05                   7.92
T. Rowe Price Large Cap Growth Division... 2000          10.69                   9.99
                                           1999           9.47                  10.68
Lehman Brothers(R) Aggregate Bond Index
  Division................................ 2000           9.71                  10.18
                                           1999           9.85                   9.71


(a) The inception date for the Income Annuity was November 1, 1999.

                                         [LUCY WITH STOCK TICKER GRAPHIC]

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. MetLife, Inc., through its subsidiaries and affiliates, provides individual insurance and investment products to approximately 9 million households in the United States and investment products to corporations and other institutions with 33 million employees and members. It also has international insurance operations in 12 countries.


METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E onSeptember 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie some of the variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

SETTLING YOUR CLAIM
If you have brought a claim for personal physical injury or physicalsickness (sometimes you are called the claimant or plaintiff), your claim may be resolved to include a schedule of future payments to be made to you. Because the frequency of the income payments, the period of time over which the payments are made and the amount of each payment may be "structured" by you and the defendant to meet your financial and medical needs, it is called a "Structured Settlement."

This Structured Settlement is then generally reflected in a contract between you and the defendant based on your mutual agreement (a settlement agreement) or in an order issued by a court or administrative tribunal (judgment).

[SNOOPY AND WOODSTOCK GRAPHIC]

[CONFERENCE GRAPHIC]
 8

Customarily, as part of the Structured Settlement, the defendant will be released from any further liability related to the claim provided that you receive future income payments at the specified times. Often the defendant, with your consent, will assign the liability to make your scheduled income payments to another person or company (an assignee) through a "qualified assignment." Under the qualified assignment, the assignee (also the purchaser) assumes the obligation to pay you according to the schedule of payments contained in the qualified assignment.

When the liability is assigned to another person or company, the assignee may purchase the Income Annuity to use as the funding vehicle for making the income payments to you. The Income Annuity provides a stream of periodic income payments. MIAC (or other assignee) is the owner of the Income Annuity. As the owner, MIAC has the right to designate the payee of each income payment we make under the Income Annuity. Usually, you and/or your beneficiary are designated as the payees to receive income payments.

You are the annuitant. An annuitant is the person whose life is the measure for determining the timing and sometimes the dollar amount of payments under an annuity. If the Income Annuity that is purchased so provides, upon your death, your beneficiaries may receive continuing payments.

THE INCOME ANNUITY
This Income Annuity can be designed to provide you with a streamof payments that is customized to meet your anticipated income needs. This includes payments for your lifetime or over a specified period. It is a "variable" annuity because the value of your income payment varies based on the investment performance of the investment divisions identified in the Structured Settlement. In short, the value of your income payments under the Income Annuity may go up or down. Since the investment performance is not guaranteed, the money is at risk. The degree of risk will depend on the investment divisions selected. The annuity unit value for each investment division rises or falls relative to the AIR based on the investment performance (or "experience") of the Portfolio with the same name.


The Income Annuity is purchased with one purchase payment. The amount of the income payments you receive will depend on such things as personal factors such as your age, the income payment type selected and the amount of the purchase payment under the Structured Settlement intended to be allocated to the investment divisions of the Income Annuity. The frequency you receive income payments will be in accordance with the schedule of payments stipulated in the Structured Settlement.

Certain versions of the Income Annuity have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we

[SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]
The investment divisions generally offer the opportunity for greater returns over the long term than the Fixed Income Option. On the other hand, since your income payments are subject to risks associated with investing in stocks and bonds, income payments based upon amounts allocated to the investment divisions will fluctuate and may be down as well as up.

guarantee the amount of your fixed income payments. The Fixed Income Option is not described in this Prospectus although we occasionally refer to it.

INVESTMENT CHOICES

The Metropolitan Fund and each Portfolio are more fully described in the Metropolitan Fund's prospectus and its SAI. The SAI is available upon your request. The Metropolitan Fund's prospectus is attached at the end of this Prospectus. You should read the Metropolitan Fund prospectus carefully before agreeing to a Structured Settlement pursuant to which it is contemplated that the Income Annuity will be purchased to fund the obligation to make periodic payments to you. The class of shares available to the Income Annuity does not impose any 12b-1 Plan fees.


                                                   [SNOOPY READING MENU GRAPHIC]
The investment choices are:

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO


The investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the Fund prospectus for more information regarding the Portfolios investment objectives and investment practices of each Portfolio. Since your variable income payments are subject to risks associated with investing in stocks and bonds, your income payments based on amounts allocated to the investment divisions may go down as well as up.


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Income Annuity. There are no transaction expenses (i.e., front-end sales or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.


The Metropolitan Fund is a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the

   The degree of investment risk assumed will depend on the investment divisions chosen. We have listed the choices in the approximate order of risk from the most conservative to the most aggressive.
 10

"1940 Act"). A "series" fund means that each Portfolio is one of several available through the Metropolitan Fund. Each Portfolio is "diversified" under the 1940 Act.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, formerly known as New England Investment Management, LLC, a monthly fee for its services as investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the Metropolitan Fund prospectus and SAI.



In addition, the Metropolitan Fund prospectus discusses other separate accounts of MetLife and its affiliated insurance companies that invest in the Metropolitan Fund. The risks of these arrangements are also discussed.


INCOME PAYMENT TYPES
Currently, we provide a wide variety of income payment types. Basedon the terms of the Structured Settlement, several of these options may be combined within the provisions of the Income Annuity.

Your income payment amount will depend in large part on the type of income payment type chosen. For example, if a "Lifetime Income Annuity for Two" is selected, your income payments will typically be lower than if a "Lifetime Income Annuity" is selected. The terms of the Structured Settlement will also determine when your income payments will start and the frequency with which you will receive income payments. For income payment types providing for a guaranteed period, we may provide for payment of a commuted value upon your death if the Structured Settlement so provides.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as you are living. Upon your death, payments stop.

LIFETIME INCOME ANNUITY WITH A GUARANTEED PERIOD: A variable income that continues as long as you are living but is guaranteed to be paid for a number of years. If you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guaranteed period. No payments are made once the guarantee period has expired and you are no longer living.

LIFETIME WITH NON-GUARANTEED PERIOD ANNUITY: A variable income payable during your life or a number of years. Payments stop at your death or at the end of the time period, whichever happens first.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as you and another person are alive. After one of you dies, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both of you are no longer living.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEED PERIOD: A variable income that continues as long as you and another person are alive, but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both of you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guaranteed period. If one of you dies after the guarantee period has expired, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both of you are no longer living.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 1 to 40 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If you die before the end of the guarantee period, payments are made to your beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION OF PURCHASE PAYMENT

Money is allocated among the Fixed Income Option and theinvestment divisions according to the terms of the Structured Settlement and, where applicable, the qualified assignment agreement. We may require that a certain percentage of the purchase payment be allocated to the Fixed Income Option. Under certain versions of the Income Annuity, certain investment divisions or the Fixed Income Option may not be available. Once an allocation is chosen it may not be changed.



TRANSFERS: You are not permitted to make transfers between the investment divisions or between the Fixed Income Option and the investment divisions.


THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. IT IS NOT THE AMOUNT OF YOUR ACTUAL FIRST VARIABLE INCOME PAYMENT UNLESS YOUR FIRST INCOME PAYMENT HAPPENS TO BE WITHIN 10 DAYS AFTER WE ISSUE THE INCOME ANNUITY.

ANNUITY UNITS

Annuity units are credited for that portion of the purchase paymentallocated to an investment division on the day we receive all documents in good order. Before we determine the number of annuity units credited under the Income Annuity, we reduce the purchase


  Factors to consider when agreeing to the terms for your income payments in the Structured Settlement are:

    - The amount of income you need;

    - The amount you expect to receive from other sources;

    - The growth potential of other investments; and


    - How long you would like your income to last.

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payment by the contract fee and premium taxes, if applicable. We then compute an initial variable income payment amount using the Assumed Investment Return ("AIR"), the income payment type and the age and sex of the annuitant which is the measuring life (or lives if income payments are to be paid over the lives of more than one person). We then divide the initial variable income payment amount by the Annuity Unit Value. The result is the number of annuity units credited for that investment division. The number of annuity units remains the same for the life of the Income Annuity.

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITSASSUME THE FOLLOWING:

- We calculate an initial variable income payment (e.g., $500) based on the AIR, income payment type, your age and sex, the amount of the purchase payment and the first income payment date as specified in the Structured Settlement;


- The Structured Settlement provides that this $1,000 is allocated in equal amounts to two investment divisions (e.g., $500 to each); and



- On the day we receive all documents in good order and issue the Contract, the annuity unit values for the investment divisions are $9.9926 and $12.4362.


We credit the Income Annuity with annuity units as follows:

    $500 / 9.9926 = 50.0370 ANNUITY UNITS


    $500 / 12.4362 = 40.2052 ANNUITY UNITS


Then, when we calculate your variable income payment, we multiply the number of annuity units by the current annuity unit value. See the example under "Calculating Annuity Unit Values."

AIR AS A BENCHMARK FOR INCOME PAYMENTS
Your income payments are determined by using the AIR tobenchmark the investment experience of the chosen investment divisions. Your payments will increase in proportion to the amount the actual investment experience of the chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your income payments will decrease to the extent the actual investment experience of the chosen investment divisions is less than the AIR and Separate Account charges.

The amount of each variable income payment is determined ten days prior to your income payment date or on the contract's issue date, if later than the income payment date.

THE EFFECT OF THE AIR ON VARIABLE INCOME PAYMENTS

If the net investment                 Your variable income payment
  experience:                         will:
  Exceeds the AIR                     Increase
  Equals the AIR                      Stay the Same
  Is less than the AIR                Decrease

EXAMPLE FOR A 5% AIR

Assume that the initial variable income payment for an investment division is $1,000. And, one year later when we calculate your actual first income payment the investment experience for the investment division (minus charges) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division is $1,047.62. The percentage change between the initial variable income payment and your actual income payment is a 4.7% INCREASE.

However, assume instead that the investment experience (minus charges) is down 10% (does not exceed the AIR). Your variable income payment is $857.14. Note that the percentage change between the initial variable income payment and your actual income payment is a 14.3% DECREASE.

CALCULATING ANNUITY UNIT VALUES


We separately determine the annuity unit value for each investment division once each day at the close of the New York Stock Exchange when the New York Stock Exchange is open for trading. If permitted by law, we may change the period between calculations, but we will give the owner 30 days' notice.


This is how we calculate the annuity unit value for each investment division:

- First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the annuity unit value was calculated. The resulting number is the net investment return;

- Then, we multiply by an adjustment based on the AIR for each day since the last Annuity Unit Value was calculated; and

-   Finally, we multiply the previous annuity unit value by this result.

      The AIR is stated in the contract and may range from 1% to 6%. The current contract AIR is 5%. A contract could also reflect a different AIR negotiated by the parties to the Structured Settlement.

      Here is how the AIR effects variable income payments: a higher AIR will result in a higher initial variable income payment. A lower AIR will result in a lower initial variable income payment. With a lower AIR, subsequent variable income payments will increase more rapidly or decline more slowly than with a higher AIR as changes occur in the actual investment experience of the investment divisions.

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

    Assume the following:

*   Yesterday's annuity unit value was $10.20;

* The number we calculate for today's change in investment experience (minus the investment-related charge) is 1.02 (up 2%);

*   The daily equivalent of the Separate Account charge is .000034035; and,


*   The daily equivalent of the adjustment for a 5% AIR is .99986634.


The new annuity unit value is:
         (1.02 - .000034035) X .99986634 X $10.20 = $10.40

However, now assume that today's change in investment experience (minus the investment-related charge) is .98 (down 2%) instead of 1.02.

The new annuity unit value is:
         (.98 - .000034035) X .99986634 X $10.20 = $9.99

CONTRACT FEE
A one time $350 contract fee is taken from the purchase paymentwhen an Income Annuity is purchased prior to allocating the remainder of the purchase payment to the investment divisions. This charge covers our administrative costs including preparation of the Income Annuity, review of applications and recordkeeping.

ASSIGNMENT FEE
If the Income Annuity is purchased by MIAC, there is a one timeassignment fee of $750. You do not pay the fee. The defendant pays the fee only if the obligation to pay you is assigned to MIAC. This charge covers MIAC's administrative and recordkeeping costs associated with assuming the liability for making payments to you and for being the owner of the Income Annuity.


PREMIUM AND OTHER TAXES

Some jurisdictions tax purchase payments for the Income Annuity. Wededuct money from the purchase payment to pay "premium" taxes (also known as "annuity" taxes).

A chart in the Appendix shows the jurisdictions where premium taxes are currently charged and the percentage amount which must be added to the purchase payment to pay for the premium taxes. If an assignment is made and MIAC is the owner, a premium tax is not applicable.


We reserve the right to reduce income payments to you and/or your beneficiary or surviving annuitant (when requested by the owner of the Income Annuity) to pay generation skipping transfer taxes or similar taxes chargeable to the Income Annuity or chargeable to income payments made under the Income Annuity.


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CHARGES
There are two types of charges paid if any of the purchase payment is allocated to the investment divisions:

*   Separate Account charge; and

*   Investment-related charge.

SEPARATE ACCOUNT CHARGE

There is a Separate Account charge. This charge is no more than 1.25% annually of the average value of amounts in the Separate Account. This charge includes insurance-related charges for the risk that you may live longer than we estimated. Then, we would be obligated to pay you more in payments than we anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The class of shares available to the Income Annuity does not have 12b-1 Plan fees, which pay for distribution expenses. The percentage paid for the investment-related charge depends on the selected investment divisions. Amounts for each investment division for the previous year are listed in the Table of Expenses.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.


PURCHASE PAYMENTS


The purchase payment is sent by check or wire made payable to "MetLife" to the MetLife Designated Office. We will provide all necessary forms. We must have all documents in good order to credit the purchase payment.



Purchase payments are effective and valued as of the close of the New York Stock Exchange, on the day we receive them in good order at the MetLife Designated Office, except when they are received:

*   On a day when the annuity unit value is not calculated, or


*   After the close of the New York Stock Exchange.


In those cases, the purchase payments will be effective the next day the annuity unit value, as applicable, is calculated.

 The charges paid will not reduce the number of annuity units credited under the Income Annuity. Instead, we deduct the charges when calculating the annuity unit value.

[WOODSTOCK GRAPHIC]
 16

We reserve the right to credit the initial purchase payment under the Income Annuity within two days after its receipt at the MetLife Designated Office of documentation that an Income Annuity is to be purchased. However, if the forms are filled out incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify the purchaser and give the reasons for the delay. At that time, the purchaser will be asked whether to agree to let us keep the money until the problem is resolved. If the purchaser does not agree or we cannot reach the purchaser by the fifth business day, the money will be returned.


RECEIVING INCOME PAYMENTS AND INFORMATION
Based on the provisions of the Structured Settlement, the Income Annuity may provide you with income payments that begin immediately after the issue date of the Income Annuity and/or income payments that begin at some future date (i.e., delayed income payments). Each income payment stream, whether immediate or delayed, will be paid from each of the investment divisions and/or Fixed Income Option based on the allocation for that income payment described in the Structured Settlement. Lump sum income payments are paid only from the Fixed Income Option.


You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If you elect to have your payment direct deposited, you will receive in the mail a stub statement for the payment. Your stub statement will indicate information, such as the amount of your payment, the number of units for each investment division and the corresponding annuity unit value. Unless you inform us of any errors within 60 days of receipt, we will consider this information to be accurate and complete. Periodically, you may receive additional information from us about the Income Annuity.


ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your statements, the Internet, annual reports and semiannual reports.

We may demonstrate performance in terms of "yield," "change in annuity unit value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized.

[CHARLIE BROWN WITH LETTER GRAPHIC]

[SNOOPY AS TOWN CRIER GRAPHIC]

All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

ANNUALIZED CHANGE IN ANNUITY VALUE (I.E., AVERAGE ANNUAL TOTAL RETURN) calculations reflect the Separate Account charge and the 5% AIR. These figures also assume a steady annual rate of return.


We may demonstrate hypothetical values of income payments (e.g., beginning with an initial income payment of $500) over a specified period based on historical net asset values of the Portfolios. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. If so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity. We use the actual annuity unit data after the inception date.


We may state performance for the investment divisions which reflect deduction of the separate account charge and investment related charge only, when accompanied by the annualized change in annuity unit value.


Historical performance information should not be relied on as a guarantee of future performance results.

CHANGES TO THE INCOME ANNUITY
We have the right to make certain changes to the Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get the owner's approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include the right to:

--  Operate the Separate Account in any form permitted by law.


-- Take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).


-- Transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

-- Substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

-- Change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuity.

-- Make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division for which annuity units have been credited, we will notify the owner of the change. The Structured Settlement may provide for an alternate choice of investment division in which an equivalent number of annuity units will be credited if an investment division to which money has been allocated becomes no longer available or for which there is a change in the underlying Portfolio. Otherwise, you will not have any right to choose an alternate investment division. Where required by law, we will ask the owner's approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, the owner has voting interests under the Income Annuity concerning Metropolitan Fund proposals that are subject to a shareholder vote. Therefore, the owner is entitled to give us instructions for the number of shares which are deemed attributable to the Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment. In those cases where MIAC is the owner of the Income Annuity, the shares of each underlying Portfolio will be voted in the same proportion as the shares for which voting instructions are received by the Separate Account.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive voting instructions, we will vote the interests under the Income Annuity in the same proportion as represented by the voting instructions we receive from other investors. Shares of the Metropolitan Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of the shares:

--  For which voting instructions are received, and

--  That are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITY
The Income Annuity is sold through registered broker-dealers. The licensed broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. The commissions we pay range from 0% to 5%. There is no front-end sales load or back-end sales

[SNOOPY AND WOODSTOCK SHAKE GRAPHIC]
load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. MetLife pays its distribution expenses from its general account which includes any profits generated from its Separate Account operations.

PURCHASES IN CERTAIN STATES
Although we may not cancel the Income Annuity, the owner may cancel the Income Annuity within a certain time period if the Income Annuity is purchased in New York, Massachusetts or North Carolina.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

FEDERAL TAX TREATMENT
The following tax information is only a general discussion of the tax consequences of use of the Income Annuity in connection with the settlement of a claim. The Internal Revenue Code ("Code") is complex and changes regularly. Because of the complexity of the Code, the applicability of the tax laws to the Income Annuity and to the parties to a claim and/or an assignment are subject to varying interpretations, each party should consult his/her own tax advisor about his/her circumstances and how the tax law and any recent developments may affect him/her if the Income Annuity is used in connection with the settlement of a claim.

The Structured Settlement is an arrangement between you, the defendant and/or the defendant's insurer. Neither we nor any of our affiliates assumes responsibility for any legal, tax, or financial consequences of the Structured Settlement to any of the parties to the claim or any assignee. In particular, neither we nor any of our affiliates make any representations, warranties, or guarantees as to the tax consequences of any decision you and other parties make to settle your claim and to have income payments to you funded by an Income Annuity.


Estate tax and generation skipping transfer taxes or similar taxes may apply to the remaining stream of income payments on your death. Consult your tax advisor.



TAX TREATMENT OF INCOME PAYMENTS RECEIVED IN SETTLEMENT OF PERSONAL PHYSICAL INJURY CLAIMS


Section 104(a)(2) of the Code excludes from gross income any amounts received as damages on account of personal physical injuries or physical sickness. Any portion of a Structured Settlement that provides for punitive damages will not qualify for exclusion under Section 104(a)(2) of the Code. For qualifying portions of a Structured Settlement, the treatment applies whether the amounts are paid as lump sums or as periodic payments.

[LUCY READING GRAPHIC]
 20

If the Income Annuity will be used to provide periodic payments to you as a result of your claim, the periodic payments will be excludable from your income only if the Income Annuity is owned by a person other than you. The Income Annuity typically will be owned by MIAC.

We take no responsibility for determining if payments made to you as a result of a claim, whether by use of the Income Annuity or otherwise, are excludable from your income under Section 104(a)(2) of the Code.

A DEFENDANT MAY ASSIGN ITS OBLIGATION TO MAKE INCOME PAYMENTS TO YOU
Pursuant to Section 130 of the Code, the defendant or the defendant's insurer may assign, with your consent, its obligation under the Structured Settlement to make income payments to you. The entity, called the assignee, that assumes the obligation to make income payments to you, typically will be MIAC. The assignment by the defendant to MIAC of its obligation to make income payments to you will be treated as a "qualified assignment" under Section 130(c) of the Code only if the following requirements are met:

-- The Structured Settlement provides that you will receive income payments on specified dates to compensate you for your personal injury or sickness (in a case involving physical injury or physical sickness);

-- MIAC assumes the liability to make payments to you from a party to the suit or the Structured Settlement;

-- The income payments that will be made to you are fixed and determinable as to amount and time of payment;

--  You cannot accelerate, defer, increase, or decrease your income payments;

-- The amount MIAC is obligated to pay you under the assignment is no greater than the obligation of the person who assigned the liability to MIAC; and

--  The income payments to you are excludable from your gross income under
    Section 104(a)(1) or (2) of the Code.

If these requirements are satisfied, and the assignment to MIAC is treated as a "qualified assignment," the defendant may deduct the full payment it makes to MIAC in the year in which the payment is made. In addition, if these requirements are satisfied and MIAC purchases one or more "qualified funding assets" to fund its obligation to make income payments to you under the assignment, the purchase payment MIAC receives from the defendant will be excluded from MIAC's gross income to the extent the purchase payment does not exceed the aggregate cost of the qualified funding assets.

[SNOOPY WRITING GRAPHIC]

USING THE INCOME ANNUITY TO FUND QUALIFIED ASSIGNMENTS
If you and the defendant intend to have the Income Annuity fund a qualified assignment, the amount of the purchase payment that is to be allocated to each investment division, the formula for determining the number of annuity units to be credited to each investment division, and the schedule for making the variable income payments must be specified in the Structured Settlement.

The Internal Revenue Service (IRS) has issued a private letter ruling to MIAC as the assignee of a defendant's obligation to make payments to a party that was physically injured. In the private letter ruling, MIAC proposed to purchase a variable income annuity as a "qualified funding asset." Under the settlement agreement involved in the private ruling, at least 50 percent of the damages to be applied to the purchase of the variable income annuity was to be allocated to a fixed income option. In the private letter ruling, the IRS determined, among other things, that:

-- Periodic payments of damages that are calculated pursuant to an objective formula based on the performance of the S&P 500 Stock Index and/or a mutual fund designed to achieve long-term growth of capital and moderate income are fixed and determinable as to amount and time of payment; and

-- A variable income annuity purchased by MIAC from MetLife would not fail to qualify as a qualified funding asset within the meaning of Section 130(c) of the Code solely because of the variable payments under the annuity, which would be reasonably related to the periodic payments under the qualified assignment.

Private letter rulings may be relied upon only by the taxpayer(s) who requested the ruling and only with respect to the specific facts involved in the ruling. However, the reasoning used by the IRS in reaching its determinations in the ruling may be useful to defendants, defendant's liability insurers, and other assignees considering the tax treatment of the Income Annuity in connection with the settlement of a claim. Such persons should, of course, consult their own tax advisors to determine the tax consequences of entering into a Structured Settlement or assigning (or accepting an assignment of) liability in connection with which the Income Annuity will be used to fund payments to the claimant.

Transfers may not be made between investment divisions or into or out of the Fixed Income Option due to the requirements of the Federal law with respect to the receipt of periodic payments intended to be excludable from the recipient's income under Section 104(a)(1) or 104(a)(2) of the Code.

OWNERS OTHER THAN MIAC
Entities (such as a corporations) that are considering purchasing an Income Annuity should consult with their own tax advisors prior to the purchase to determine the tax consequences of owning the Income Annuity.

In general, under Section 72(u) of the Code, if an annuity contract is owned by a non-natural person, the contract is not treated as an annuity for income tax purposes and the income under the contract is treated as ordinary income received or accrued by the owner in each taxable year. There are exceptions to this general rule. These exceptions include contracts that are "qualified funding assets" within the meaning of Section 130(c) of the Code (without regard to whether there is a qualified assignment) and contracts that are "immediate annuities" within the meaning of Section 72(u)(4) of the Code. If a contract satisfies one of these exceptions, the income under the contract generally is not taxed until it is received.

In addition, pursuant to Section 264(f) of the Code, if an Income Annuity is owned by a non-natural person, or held for the benefit of a non-natural person, a portion of the owner's otherwise deductible interest may no longer be deductible. Similar adverse income tax consequences may occur pursuant to Sections 805, 807 and 832 of the Code, if an Income Annuity is owned by or for the benefit of an insurance company.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                        PAGE
COVER PAGE..................... ......................     1
TABLE OF CONTENTS.................. ..................     1
INDEPENDENT AUDITORS................ .................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     INCOME ANNUITY................. .................     2
EXPERIENCE FACTOR.................. ..................     2
VARIABLE INCOME PAYMENTS.............. ...............     2
INVESTMENT MANAGEMENT FEES............. ..............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT.............. ..............     5
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.... .....     8
FINANCIAL STATEMENTS OF METLIFE........... ...........    54


[PEANUTS GANG GRAPHIC]

APPENDIX

PREMIUM TAX TABLE

If the owner is a resident of or domiciled in one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to the Income Annuity.


                      Income Annuities
   California........      2.35%
   Maine.............      2.00%
   Nevada............      3.50%
   Puerto Rico.......      1.00%
   South Dakota......      1.25%
   West Virginia.....      1.00%
   Wyoming...........      1.00%


PEANUTS (C) United Feature Syndicate, Inc.

(C) 2001 Metropolitan Life Insurance Company


SEC# 333-80547-4001

E01048VNX (EXPO502)MLIC-LD


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                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


[ ] Metropolitan Life Separate Account E or Metropolitan Series Fund Inc.


[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
Structured Settlement Group

211 Perimeter Center Parkway, Suite 600


Atlanta, GA 30346

Attention: MetLife Settlement Plus(SM)

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

     Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

     The prospectus included in the Form N-4 for Metropolitan Life Separate Account E includes illustrations using various characters from the PEANUTS(Registered) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

CHARACTERS

Snoopy -- A Beagle dog

Charlie Brown -- A little boy with zigzag pattern on shirt

Woodstock -- A small bird

Lucy -- A little brunette girl

Linus -- A younger little boy with stripped shirt (Lucy's brother)

Marcie -- A little brunette girl with glasses

Franklin -- A curly haired little boy

Pigpen -- A little boy with dust cloud and smudged face

Peppermint Patty -- An athletic girl with freckles, page boy haircut and sandals

Sally -- A little blond girl with curls on top (Charlie Brown's sister)

                                     PAGE
                                     ----
 1.  Snoopy as MetLife
     Representative with
     briefcase straightening bow
     tie........................  First page
 2.  Charlie Brown on step
     ladder looking at fold out
     map........................  Page 3      Table of Contents
 3.  Snoopy in suit with
     pointer....................  Page 4      Important Terms You
                                              Should Know


                                     PAGE
                                     ----
 4.  Lucy reviewing ticker tape
     coming from machine........  Page 7      Annuity Unit Values
 4.  Snoopy as MetLife
     Representative listening to
     crowd of Woodstocks........  Page 8      MetLife
 5.  Corporate Snoopy with
     pointer with graph at
     meeting....................  Page 8      Settling Your Claim
 6.  Snoopy and Woodstock
     balanced on seesaw.........  Page 9      The Income Annuity
 7.  Snoopy reading menu at
     restaurant table...........  Page 10     Your Investment Choices
 8.  Snoopy as WWI flying ace
     dispatching Woodstocks with
     checks.....................  Page 12     Allocation of Purchase
                                              Payment
 9.  Marcie at desk with adding
     machine reviewing tape of
     calculations...............  Page 15     AIR
10.  Lucy with magnifying glass
     studying a piece of
     paper......................  Page 15     Premium Tax
11.  Woodstock writing out a
     check......................  Page 16     Purchase Payments
12.  Charlie Brown receiving
     letter at mail box.........  Page 17     Receiving Income
                                              Payments and
                                              Information
13.  "Colonial" Snoopy as town
     cryer......................  Page 17     Advertising Performance
14.  Snoopy as MetLife
     Representative shaking
     paw/wing with Woodstock....  Page 19     Who Sells the Income
                                              Annuity
15.  Lucy sitting down reading
     Tax Code...................  Page 20     Federal Tax Treatment
16.  Snoopy crouching down on
     his knees, signing a
     form.......................  Page 21     A defendant may assign
                                              its obligation to make
                                              Income Payments to you
17.  Lucy in her advice box with
     "TAXES -- The Expert is in"
     printed on it advising
     Peppermint Patty and
     Sally......................  Page 25     Premium Tax Table
18.  Franklin, Snoopy, Charlie
     Brown, Lucy, Pigpen, Linus
     and Peppermint Patty.......  Page 24     Table of Contents for
                                              the SAI

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                          METLIFE SETTLEMENT PLUS(R),
                           A VARIABLE INCOME ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B
                                  May 1, 2001


     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Settlement Plus, A Variable Income Annuity dated May 1, 2001 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, Structured Settlement Group, 211 Perimeter Center Parkway, Suite 600, Atlanta GA 30346.


     A Statement of Additional Information for the Metropolitan Series Fund, Inc. is attached at the end of this Statement of Additional Information.

     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Settlement Plus, A Variable Income Annuity dated May 1, 2001.
                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Independent Auditors........................................    2
Distribution of Certificates and Interests in the Income
  Annuity...................................................    2
Experience Factor...........................................    2
Variable Income Payments....................................    2
Investment Management Fees..................................    5
Performance Data and Advertisement of the Separate
  Account...................................................    5
Financial Statements of the Separate Account................    8
Financial Statements of MetLife.............................   54

INDEPENDENT AUDITORS

     The financial statements for the Separate Account for the period ended December 31, 2000 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE INCOME ANNUITY

     MetLife is both the depositor and the underwriter (issuer) of the Income Annuity.

     The certificates and interests in the Income Annuity are sold through registered broker-dealers.

     The offering of the Income Annuity is continuous. In certain situations, the Income Annuity may not include all investment choices or the Fixed Income Option. Each contract will indicate the available choices.

EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%).

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 5% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The income payment you receive periodically from an investment division (except for any payment paid within 10 days of the day we receive all properly completed documents) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the day we receive all properly completed documents). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division on the day we receive all properly completed documents. The number of annuity units held remains fixed for the duration of the contract.

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

     For example, on an annual basis, if an investment division has a cumulative net investment performance of 6% over a one year period, the first variable income payment in the next year will be approximately 1% greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the investment division. If such investment performance return is 4% over a one year period, the first variable income payment in the next year will be approximately 1% less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment performance of the applicable division.

ANNUITY UNIT VALUE

     The Annuity Unit Value is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day at the close of the New York Stock Exchange on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All income payments are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 5% and a one day Valuation Period, the factor is
 .99986634, which is the daily discount factor for an effective annual rate of 5%. (The AIR may be in the range of 1% to 6%, as defined in your Income Annuity and the laws in the state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

     The following examples show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments:

                  EXAMPLE OF CALCULATION OF ANNUITY UNIT VALUE

 1. Annuity Unit Value, beginning of period.................  $ 10.20000

 2. "Experience factor" for period..........................    1.023558

 3. Daily adjustment for 5% of Assumed Investment Return....   .99986634

 4. (2) X (3)...............................................    1.023421

 5. Annuity Unit Value, end of period (1) X (4).............  $ 10.43889

                           EXAMPLE OF INCOME PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

 1. Net Purchase Payment....................................    $50,000.00

 2. First monthly income payment per $1,000 of Annuity
    Value...................................................    $     7.71

 3. First monthly income payment (1) X (2) / 1,000..........    $   385.50

 4. Annuity Unit Value (see Example of Calculation of
    Annuity Unit Value above) as of Annuity Date............    $ 10.80000

 5. Number of Annuity Units (3) / (4).......................      35.69444

 6. Assume Annuity Unit Value for the second month equal to
    (10 days prior to payment)..............................    $ 10.97000

 7. Second monthly Annuity Payment (5) X (6)................    $   391.57

 8. Assume Annuity Unit Value for third month equal to......    $ 10.52684

 9. Next monthly Annuity Payment (5) X (8)..................    $   375.75

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. The AIR is the rate used to determine the initial variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the initial variable income payment will be. Variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES


     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, LLC ("MetLife Advisers"), the investment manager of the Metropolitan Fund, an investment management fee. For providing investment management services to the Lehman Brothers(R) Aggregate Bond Index and the MetLife Stock Index Portfolios, MetLife Advisers receives monthly compensation from each Portfolio at an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the State Street Research Investment Trust Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .50% of such assets on the next $500 million and .45% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Diversified Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of .50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .45% of such assets on the next $500 million and .40% of such assets on amounts over $1 billion. MetLife Advisers pays State Street Research & Management Company, one of our subsidiaries, to provide sub-investment management services for the State Street Research Diversified and State Street Research Growth Portfolio. MetLife Advisers pays us to provide sub-investment management services to the MetLife Stock Index Portfolio and the Lehman Brothers(R) Aggregate Bond Index Portfolio.


     For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and .70% of such assets in excess of $250 million. Harris Associates L.P. is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

     For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, and .60% of such assets over $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Large Cap Growth Portfolio.

WHEN VOTING INSTRUCTIONS MAY BE DISREGARDED

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's board of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or
(3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE ACCOUNT

     From time to time we advertise the performance of various Separate Account investment divisions. Performance will be stated in terms of either yield, "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in annuity unit value refers to the comparison between values of annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. Average annual total return differs from the change in annuity unit value because it assumes a steady rate of return. It also reflects all expenses.

     We may demonstrate hypothetical values of income payments (e.g. beginning with an initial income payment of $500) over a specified period based on historical net asset values of the Portfolios. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge. We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolios for the period before the inception date of the Income Annuity. We use the actual annuity unit data after the inception date.


     We may state performance for the investment divisions which reflect deduction of the separate account charge and investment-related charge only, when accompanied by the annualized change in annuity unit value.



     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred or tax-exempt investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(Registered) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and/or the Lehman Brothers Government/ Corporate Bond Index, or the Merrill Lynch High Yield Bond Index.


                            AS OF DECEMBER 31, 2000


                                                                                     ANNUALIZED CHANGE IN ANNUITY UNIT VALUE
                                                                                       (I.E. AVERAGE ANNUAL TOTAL RETURN)
                                                              CHANGE IN ANNUITY      ---------------------------------------
                                                                 UNIT VALUE                            INCEPTION (11/1/99)
INVESTMENT DIVISION                                                1 YEAR              1 YEAR                TO DATE
-------------------                                           -----------------      ----------      -----------------------
Lehman Brothers Aggregate Bond Index Division...............         4.84%               4.84%                 2.88%
State Street Research Diversified Division..................        -4.93%              -4.93%                -0.27%
MetLife Stock Index Division................................       -14.83%             -14.83%                -7.18%
Harris Oakmark Large Cap Value Division.....................         5.81%               5.81%                 3.49%
T. Rowe Price Large Cap Growth Division.....................        -6.46%              -6.46%                 4.68%
State Street Research Investment Trust Division.............       -11.66%             -11.66%                -2.44%


The following data for the Portfolios has been restated to reflect the deduction of the 1.25% Separate Account charge and the investment-related charge for periods before the inception date of the Income Annuity.

             AVERAGE ANNUAL TOTAL RETURN FOR THE PORTFOLIOS OF THE
            METROPOLITAN SERIES FUND FOR THE PERIOD ENDING 12/31/00
      FOR PERIODS OF 1, 5, AND 10 YEARS (OR SINCE INCEPTION AS APPLICABLE)


                                                                                             5 YEAR           10 YEAR
                                                                                          (OR INCEPTION    (OR INCEPTION
PORTFOLIO                                                     INCEPTION DATE    1 YEAR      IF LESS)         IF LESS)
---------                                                     --------------    ------    -------------    -------------
Lehman Brothers Aggregate Bond Index........................     11/09/98        10.04%        3.89%
State Street Research Diversified...........................     07/25/86        -0.21%       11.26%           11.78%
MetLife Stock Index.........................................     05/01/90       -10.44%       16.43%           15.57%
Harris Oakmark Large Cap Value..............................     11/09/98        11.09%       -0.37%
T. Rowe Price Large Cap.....................................     11/09/98        -1.73%       13.29%
State Street Research Investment Trust......................     06/24/83        -7.32%       16.00%           15.76%


The following data for the Income Annuity has been restated to reflect the 5% AIR, the deduction of the 1.25% Separate Account charge and the investment-related charge. It includes performance based on the historical performance of the underlying Portfolios for the period before the inception date of the Income Annuity. We use the actual annuity unit data after the inception date.

                   HYPOTHETICAL CHANGE IN ANNUITY UNIT VALUES
  (BASED ON INCEPTION DATE OF THE PORTFOLIO TO 10/31/99 AND ACTUAL RETURN FOR
                        THE PERIOD 11/1/99 TO 12/31/00)


                                                                                             5 YEAR           10 YEAR
                                                                                          (OR INCEPTION    (OR INCEPTION
INVESTMENT DIVISION                                           INCEPTION DATE    1 YEAR      IF LESS)         IF LESS)
-------------------                                           --------------    ------    -------------    -------------
Lehman Brothers Aggregate Bond Index........................     11/09/98         4.84%       -1.04%
State Street Research Diversified...........................     07/25/86        -4.93%        5.97%            6.45%
MetLife Stock Index.........................................     05/01/90       -14.83%       10.85%           10.04%
Harris Oakmark Large Cap Value..............................     11/09/98         5.81%       -5.13%
T. Rowe Price Large Cap.....................................     11/09/98        -6.46%        7.90%
State Street Research Investment Trust......................     06/24/83       -11.66%       10.49%           10.25%

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the Metropolitan Life Separate Account E including the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, Variable B, Variable C, Variable D, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Fidelity VIP Money Market, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Investment Grade Bond, Fidelity VIP II Asset Manager, Calvert Social Balanced, Calvert Social Mid Cap Growth, Putnam Large Cap Growth, State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Zenith Davis Venture Value, and Zenith Loomis Sayles Small Cap Portfolios, collectively (the "Separate Account"), including the schedule of investments as of December 31, 2000, and the related statements (i) of operations for the year ended December 31, 2000, the statements of changes in net assets for the years ended December 31, 2000 and 1999 of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, Variable B, Variable C, Variable D, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Fidelity VIP Money Market, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Investment Grade Bond, Fidelity VIP II Asset Manager, Calvert Social Balanced, Calvert Social Mid Cap Growth Portfolios and (ii) of operations and of changes in net assets for the period May 1, 2000 (commencement of operations) to December 31, 2000 of Putnam Large Cap Growth, July 5, 2000 (commencement of operations) to December 31, 2000 of State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Zenith Davis Venture Value, and Zenith Loomis Sayles Small Cap Portfolios. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Metropolitan Life Separate Account E including the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, Variable B, Variable C, Variable D, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Fidelity VIP Money Market, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Investment Grade Bond, Fidelity VIP II Asset Manager, Calvert Social Balanced, Calvert Social Mid Cap Growth, Putnam Large Cap Growth, State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Zenith Davis Venture Value, and Zenith Loomis Sayles Small Cap Portfolios as of December 31, 2000, the results of its operations, and the changes in its net assets for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

March 5, 2001

                      Metropolitan Life Separate Account E

                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2000

                                                          State Street
                               State Street  State Street   Research    State Street
                                 Research      Research      Money        Research     Variable
                                  Growth        Income       Market     Diversified        B
                                Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                              -------------- ------------ ------------ -------------- -----------
ASSETS:
Investments at Value (Note
 2A):
State Street Research Growth
 Portfolio
 (75,559,126 Shares; cost
 $2,375,141,922)............  $2,662,919,012          --          --              --  $79,896,424
State Street Research Income
 Portfolio
 (29,492,389 Shares; cost
 $375,302,279)..............             --  $383,106,132         --              --          --
State Street Research Money
 Market Portfolio
 (1,216,537 Shares; cost
 $12,772,661)...............             --           --  $12,338,118             --          --
State Street Research
 Diversified Portfolio
 (128,095,455 Shares; cost
 $2,141,906,340)............             --           --          --   $2,354,394,467         --
State Street Research
 Aggressive Growth Portfolio
 (39,534,276 Shares; cost
 $1,193,066,519)............             --           --          --              --          --
MetLife Stock Index
 Portfolio
 (102,275,636 Shares; cost
 $2,986,073,571)............             --           --          --              --          --
Putnam International Stock
 Portfolio
 (20,053,142 Shares; cost
 $248,379,472)..............             --           --          --              --          --
Loomis Sayles High Yield
 Bond Portfolio
 (6,719,752 Shares; cost
 $64,530,203)...............             --           --          --              --          --
Janus Mid Cap Portfolio
 (67,657,191 Shares; cost
 $1,921,087,209)............             --           --          --              --          --
T. Rowe Price Small Cap
 Growth Portfolio
 (19,938,487 Shares; cost
 $297,176,425)..............             --           --          --              --          --
Scudder Global Equity
 Portfolio
 (12,710,387 Shares; cost
 $166,838,209)..............             --           --          --              --          --
Harris Oakmark Large Cap
 Value Portfolio
 (5,197,370 Shares; cost
 $49,274,963)...............             --           --          --              --          --
Neuberger Berman Partners
 Mid Cap Value Portfolio
 (8,359,662 Shares; cost
 $111,361,182)..............             --           --          --              --          --
T. Rowe Price Large Cap
 Growth Portfolio
 (13,112,213 Shares; cost
 $176,375,044)..............             --           --          --              --          --
Lehman Brothers Aggregate
 Bond Index Portfolio
 (12,555,552 Shares; cost
 $123,920,971)..............             --           --          --              --          --
Morgan Stanley EAFE Index
 Portfolio
 (8,368,025 Shares; cost
 $102,716,367)..............             --           --          --              --          --
Russell 2000 Index Portfolio
 (11,155,591 Shares; cost
 $132,361,154)..............             --           --          --              --          --
Putnam Large Cap Growth
 Portfolio
 (2,575,974 Shares; cost
 $23,894,359)...............             --           --          --              --          --
State Street Research Aurora
 Small Cap Value Portfolio
 (4,166,945 Shares; cost
 $45,406,698)...............             --           --          --              --          --
MetLife Mid Cap Stock Index
 Portfolio
 (5,593,833 Shares; cost
 $60,598,510)...............             --           --          --              --          --
Zenith Davis Venture Value
 Portfolio
 (992,434 Shares; cost
 $28,524,457)...............             --           --          --              --          --
Zenith Loomis Sayles Small
 Cap Portfolio
 (44,097 Shares; cost
 $9,345,887)................             --           --          --              --          --
Fidelity VIP Money Market
 Portfolio
 (15,740,179 Shares; cost
 $15,740,179)...............             --           --          --              --          --
Fidelity VIP Equity Income
 Portfolio
 (5,131,411 Shares; cost
 $111,598,318)..............             --           --          --              --          --
Fidelity VIP Growth
 Portfolio
 (5,167,537 Shares; cost
 $192,619,222)..............             --           --          --              --          --
Fidelity VIP Overseas
 Portfolio
 (1,613,591 Shares; cost
 $32,789,436)...............             --           --          --              --          --
Fidelity VIP II Investment
 Grade Bond Portfolio
 (870,866 Shares; cost
 $10,634,135)...............             --           --          --              --          --
Fidelity VIP II Asset
 Manager Portfolio
 (3,502,076 Shares; cost
 $56,086,042)...............             --           --          --              --          --
Calvert Social Balanced
 Portfolio
 (27,185,749 Shares; cost
 $52,767,505)...............             --           --          --              --          --
Calvert Social Mid Cap
 Growth Portfolio
 (393,642 Shares; cost
 $12,099,656)...............             --           --          --              --          --
                              -------------- ------------ -----------  -------------- -----------
Total investments...........   2,662,919,012  383,106,132  12,338,118   2,354,394,467  79,896,424
Cash........................             --            22         --              --          --
                              -------------- ------------ -----------  -------------- -----------
Total assets................   2,662,919,012  383,106,154  12,338,118   2,354,394,467  79,896,424
LIABILITIES.................              22          --          --               80         --
                              -------------- ------------ -----------  -------------- -----------
NET ASSETS..................  $2,662,918,990 $383,106,154 $12,338,118  $2,354,394,387 $79,896,424
                              ============== ============ ===========  ============== ===========

                       See Notes to Financial Statements.

                        State Street
                          Research       MetLife        Putnam     Loomis Sayles                T. Rowe Price
  Variable   Variable    Aggressive       Stock      International  High Yield       Janus        Small Cap
     C           D         Growth         Index          Stock         Bond         Mid Cap        Growth
 Portfolio   Portfolio   Portfolio      Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
 ----------  --------- -------------- -------------- ------------- ------------- -------------- -------------
 $2,964,376   $38,839             --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --   $1,250,469,141            --           --            --              --           --
        --        --              --  $3,606,238,939          --            --              --           --
        --        --              --             --  $248,458,427           --              --           --
        --        --              --             --           --    $60,477,764             --           --
        --        --              --             --           --            --   $1,582,501,702          --
        --        --              --             --           --            --              --  $285,120,359
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
 ----------   -------  -------------- -------------- ------------   -----------  -------------- ------------
  2,964,376    38,839   1,250,469,141  3,606,238,939  248,458,427    60,477,764   1,582,501,702  285,120,359
        --        --               16            --           --            --              --            44
 ----------   -------  -------------- -------------- ------------   -----------  -------------- ------------
  2,964,376    38,839   1,250,469,157  3,606,238,939  248,458,427    60,477,764   1,582,501,702  285,120,403
        --        --              --              36          --            --              964          --
 ----------   -------  -------------- -------------- ------------   -----------  -------------- ------------
 $2,964,376   $38,839  $1,250,469,157 $3,606,238,903 $248,458,427   $60,477,764  $1,582,500,738 $285,120,403
 ==========   =======  ============== ============== ============   ===========  ============== ============

                      Metropolitan Life Separate Account E

                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2000

                                                           Neuberger    T. Rowe Price
                             Scudder    Harris Oakmark  Berman Partners   Large Cap
                          Global Equity Large Cap Value  Mid Cap Value     Growth
                            Portfolio      Portfolio       Portfolio      Portfolio
                          ------------- --------------- --------------- -------------
ASSETS:
Investments at Value
 (Note 2A):
State Street Research
 Growth Portfolio
 (75,559,126 Shares;
 cost $2,375,141,922)...           --             --              --             --
State Street Research
 Income Portfolio
 (29,492,389 Shares;
 cost $375,302,279).....           --             --              --             --
State Street Research
 Money Market Portfolio
 (1,216,537 Shares; cost
 $12,772,661)...........           --             --              --             --
State Street Research
 Diversified Portfolio
 (128,095,455 Shares;
 cost $2,141,906,340)...           --             --              --             --
State Street Research
 Aggressive Growth
 Portfolio
 (39,534,276 Shares;
 cost $1,193,066,519)...           --             --              --             --
MetLife Stock Index
 Portfolio
 (102,275,636 Shares;
 cost $2,986,073,571)...           --             --              --             --
Putnam International
 Stock Portfolio
 (20,053,142 Shares;
 cost $248,379,472).....           --             --              --             --
Loomis Sayles High Yield
 Bond Portfolio
 (6,719,752 Shares; cost
 $64,530,203)...........           --             --              --             --
Janus Mid Cap Portfolio
 (67,657,191 Shares;
 cost $1,921,087,209)...           --             --              --             --
T. Rowe Price Small Cap
 Growth Portfolio
 (19,938,487 Shares;
 cost $297,176,425).....           --             --              --             --
Scudder Global Equity
 Portfolio
 (12,710,387 Shares;
 cost $166,838,209).....  $185,825,852            --              --             --
Harris Oakmark Large Cap
 Value Portfolio
 (5,197,370 Shares; cost
 $49,274,963)...........           --     $50,882,250             --             --
Neuberger Berman
 Partners Mid Cap Value
 Portfolio
 (8,359,662 Shares; cost
 $111,361,182)..........           --             --     $123,890,191            --
T. Rowe Price Large Cap
 Growth Portfolio
 (13,112,213 Shares;
 cost $176,375,044).....           --             --              --    $169,540,908
Lehman Brothers
 Aggregate Bond Index
 Portfolio
 (12,555,552 Shares;
 cost $123,920,971).....           --             --              --             --
Morgan Stanley EAFE
 Index Portfolio
 (8,368,025 Shares; cost
 $102,716,367)..........           --             --              --             --
Russell 2000 Index
 Portfolio
 (11,155,591 Shares;
 cost $132,361,154).....           --             --              --             --
Putnam Large Cap Growth
 Portfolio
 (2,575,974 Shares; cost
 $23,894,359)...........           --             --              --             --
State Street Research
 Aurora Small Cap Value
 Portfolio
 (4,166,945 Shares; cost
 $45,406,698)...........           --             --              --             --
MetLife Mid Cap Stock
 Index Portfolio
 (5,593,833 Shares; cost
 $60,598,510)...........           --             --              --             --
Zenith Davis Venture
 Value Portfolio
 (992,434 Shares; cost
 $28,524,457)...........           --             --              --             --
Zenith Loomis Sayles
 Small Cap Portfolio
 (44,097 Shares; cost
 $9,345,887)............           --             --              --             --
Fidelity VIP Money
 Market Portfolio
 (15,740,179 Shares;
 cost $15,740,179)......           --             --              --             --
Fidelity VIP Equity
 Income Portfolio
 (5,131,411 Shares; cost
 $111,598,318)..........           --             --              --             --
Fidelity VIP Growth
 Portfolio
 (5,167,537 Shares; cost
 $192,619,222)..........           --             --              --             --
Fidelity VIP Overseas
 Portfolio
 (1,613,591 Shares; cost
 $32,789,436)...........           --             --              --             --
Fidelity VIP II
 Investment Grade Bond
 Portfolio
 (870,866 Shares; cost
 $10,634,135)...........           --             --              --             --
Fidelity VIP II Asset
 Manager Portfolio
 (3,502,076 Shares; cost
 $56,086,042)...........           --             --              --             --
Calvert Social Balanced
 Portfolio
 (27,185,749 Shares;
 cost $52,767,505)......           --             --              --             --
Calvert Social Mid Cap
 Growth Portfolio
 (393,642 Shares; cost
 $12,099,656)...........           --             --              --             --
                          ------------    -----------    ------------   ------------
Total investments.......   185,825,852     50,882,250     123,890,191    169,540,908
Cash....................           --             --               10            --
                          ------------    -----------    ------------   ------------
Total assets............   185,825,852     50,882,250     123,890,201    169,540,908
LIABILITIES.............           --              48             --             --
                          ------------    -----------    ------------   ------------
NET ASSETS..............  $185,825,852    $50,882,202    $123,890,201   $169,540,908
                          ============    ===========    ============   ============

                       See Notes to Financial Statements.

Lehman Brothers    Morgan                               State Street     MetLife      Zenith        Zenith
   Aggregate       Stanley     Russell    Putnam Large Research Aurora   Mid Cap   Davis Venture Loomis Sayles
  Bond Index     EAFE Index   2000 Index   Cap Growth  Small Cap Value Stock Index     Value       Small Cap
   Portfolio      Portfolio   Portfolio    Portfolio      Portfolio     Portfolio    Portfolio     Portfolio
---------------  ----------- ------------ ------------ --------------- ----------- ------------- -------------
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
 $124,299,965            --           --          --             --            --           --           --
          --     $93,889,245          --          --             --            --           --           --
          --             --  $115,683,480         --             --            --           --           --
          --             --           --  $18,804,609            --            --           --           --
          --             --           --          --     $51,003,409           --           --           --
          --             --           --          --             --    $59,518,382          --           --
          --             --           --          --             --            --   $28,979,065          --
          --             --           --          --             --            --           --    $9,279,802
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
 ------------    ----------- ------------ -----------    -----------   -----------  -----------   ----------
  124,299,965     93,889,245  115,683,480  18,804,609     51,003,409    59,518,382   28,979,065    9,279,802
          --              14            2         --             --            --           --           --
 ------------    ----------- ------------ -----------    -----------   -----------  -----------   ----------
  124,299,965     93,889,259  115,683,482  18,804,609     51,003,409    59,518,382   28,979,065    9,279,802
          --             --           --          --             --            --           --           --
 ------------    ----------- ------------ -----------    -----------   -----------  -----------   ----------
 $124,299,965    $93,889,259 $115,683,482 $18,804,609    $51,003,409   $59,518,382  $28,979,065   $9,279,802
 ============    =========== ============ ===========    ===========   ===========  ===========   ==========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2000

                            Fidelity VIP Fidelity VIP  Fidelity VIP Fidelity VIP
                            Money Market Equity Income    Growth      Overseas
                             Portfolio     Portfolio    Portfolio    Portfolio
                            ------------ ------------- ------------ ------------
ASSETS:
Investments at Value (Note
 2A):
State Street Research
 Growth Portfolio
 (75,559,126 Shares;
 cost $2,375,141,922).....          --            --            --          --
State Street Research
 Income Portfolio
 (29,492,389 Shares;
 cost $375,302,279).......          --            --            --          --
State Street Research
 Money Market Portfolio
 (1,216,537 Shares;
 cost $12,772,661)........          --            --            --          --
State Street Research
 Diversified Portfolio
 (128,095,455 Shares;
 cost $2,141,906,340).....          --            --            --          --
State Street Research
 Aggressive Growth
 Portfolio
 (39,534,276 Shares;
 cost $1,193,066,519).....          --            --            --          --
MetLife Stock Index
 Portfolio
 (102,275,636 Shares; cost
 $2,986,073,571)..........          --            --            --          --
Putnam International Stock
 Portfolio
 (20,053,142 Shares; cost
 $248,379,472)............          --            --            --          --
Loomis Sayles High Yield
 Bond Portfolio
 (6,719,752 Shares;
 cost $64,530,203)........          --            --            --          --
Janus Mid Cap Portfolio
 (67,657,191 Shares; cost
 $1,921,087,209)..........          --            --            --          --
T. Rowe Price Small Cap
 Growth Portfolio
 (19,938,487 Shares;
 cost $297,176,425).......          --            --            --          --
Scudder Global Equity
 Portfolio
 (12,710,387 Shares; cost
 $166,838,209)............          --            --            --          --
Harris Oakmark Large Cap
 Value Portfolio
 (5,197,370 Shares;
 cost $49,274,963)........          --            --            --          --
Neuberger Berman Partners
 Mid Cap Value Portfolio
 (8,359,662 Shares;
 cost $111,361,182).......          --            --            --          --
T. Rowe Price Large Cap
 Growth Portfolio
 (13,112,213 Shares;
 cost $176,375,044).......          --            --            --          --
Lehman Brothers Aggregate
 Bond Index Portfolio
 (12,555,552 Shares;
 cost $123,920,971).......          --            --            --          --
Morgan Stanley EAFE Index
 Portfolio
 (8,368,025 Shares; cost
 $102,716,367)............          --            --            --          --
Russell 2000 Index
 Portfolio
 (11,155,591 Shares; cost
 $132,361,154)............          --            --            --          --
Putnam Large Cap Growth
 Portfolio
 (2,575,974 Shares; cost
 $23,894,359).............          --            --            --          --
State Street Research
 Aurora Small Cap Value
 Portfolio
 (4,166,945 Shares;
 cost $45,406,698)........          --            --            --          --
MetLife Mid Cap Stock
 Index Portfolio
 (5,593,833 Shares; cost
 $60,598,510).............          --            --            --          --
Zenith Davis Venture Value
 Portfolio
 (992,434 Shares; cost
 $28,524,457).............          --            --            --          --
Zenith Loomis Sayles Small
 Cap Portfolio
 (44,097 Shares; cost
 $9,345,887)..............          --            --            --          --
Fidelity VIP Money Market
 Portfolio
 (15,740,179 Shares; cost
 $15,740,179).............  $15,740,179           --            --          --
Fidelity VIP Equity Income
 Portfolio
 (5,131,411 Shares; cost
 $111,598,318)............          --   $130,953,599           --          --
Fidelity VIP Growth
 Portfolio
 (5,167,537 Shares; cost
 $192,619,222)............          --            --   $225,562,990         --
Fidelity VIP Overseas
 Portfolio
 (1,613,591 Shares; cost
 $32,789,436).............          --            --            --  $32,255,685
Fidelity VIP II Investment
 Grade Bond Portfolio
 (870,866 Shares;
 cost $10,634,135)........          --            --            --          --
Fidelity VIP II Asset
 Manager Portfolio
 (3,502,076 Shares; cost
 $56,086,042).............          --            --            --          --
Calvert Social Balanced
 Portfolio
 (27,185,749 Shares; cost
 $52,767,505).............          --            --            --          --
Calvert Social Mid Cap
 Growth Portfolio
 (393,642 Shares; cost
 $12,099,656).............          --            --            --          --
                            -----------  ------------  ------------ -----------
Total investments.........   15,740,179   130,953,599   225,562,990  32,255,685
Cash......................          --            --            --          --
                            -----------  ------------  ------------ -----------
Total assets..............   15,740,179   130,953,599   225,562,990  32,255,685
LIABILITIES...............          --            --            --          --
                            -----------  ------------  ------------ -----------
NET ASSETS................  $15,740,179  $130,953,599  $225,562,990 $32,255,685
                            ===========  ============  ============ ===========

                       See Notes to Financial Statements.

Fidelity VIP II                    Calvert      Calvert
  Investment     Fidelity VIP II   Social    Social Mid Cap
  Grade Bond      Asset Manager   Balanced       Growth
   Portfolio        Portfolio     Portfolio    Portfolio         Total
---------------  --------------- ----------- -------------- ---------------
          --               --            --           --    $ 2,745,818,651
          --               --            --           --        383,106,132
          --               --            --           --         12,338,118
          --               --            --           --      2,354,394,467
          --               --            --           --      1,250,469,141
          --               --            --           --      3,606,238,939
          --               --            --           --        248,458,427
          --               --            --           --         60,477,764
          --               --            --           --      1,582,501,702
          --               --            --           --        285,120,359
          --               --            --           --        185,825,852
          --               --            --           --         50,882,250
          --               --            --           --        123,890,191
          --               --            --           --        169,540,908
          --               --            --           --        124,299,965
          --               --            --           --         93,889,245
          --               --            --           --        115,683,480
          --               --            --           --         18,804,609
          --               --            --           --         51,003,409
          --               --            --           --         59,518,382
          --               --            --           --         28,979,065
          --               --            --           --          9,279,802
          --               --            --           --         15,740,179
          --               --            --           --        130,953,599
          --               --            --           --        225,562,990
          --               --            --           --         32,255,685
  $10,964,209              --            --           --         10,964,209
          --       $56,033,223           --           --         56,033,223
          --               --    $54,425,869          --         54,425,869
          --               --            --   $12,214,726        12,214,726
  -----------      -----------   -----------  -----------   ---------------
   10,964,209       56,033,223    54,425,869   12,214,726    14,098,671,338
          --               --            --           --                108
  -----------      -----------   -----------  -----------   ---------------
   10,964,209       56,033,223    54,425,869   12,214,726    14,098,671,446
          --               --            --           --              1,150
  -----------      -----------   -----------  -----------   ---------------
  $10,964,209      $56,033,223   $54,425,869  $12,214,726   $14,098,670,296
  ===========      ===========   ===========  ===========   ===============

                      Metropolitan Life Separate Account E

                            STATEMENTS OF OPERATIONS

                                  For the Year Ended December 31, 2000
                          ------------------------------------------------------
                          State Street   State Street  State Street State Street
                            Research       Research      Research     Research
                             Growth         Income     Money Market Diversified
                            Portfolio     Portfolio     Portfolio    Portfolio
                          -------------  ------------  ------------ ------------
INVESTMENT INCOME
Income:
 Dividends (Note 3).....  $  32,453,537  $    16,096    $ 949,337   $ 10,922,782
 Expenses (Note 4)......     36,748,581    4,683,875      191,472     30,613,344
                          -------------  -----------    ---------   ------------
Net investment (loss)
 income.................     (4,295,044)  (4,667,779)     757,865    (19,690,562)
                          -------------  -----------    ---------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions...........     82,456,988   (3,627,736)     (61,470)    35,202,313
Change in net unrealized
 (depreciation)
 appreciation of
 investments for the
 period.................   (288,845,291)  43,525,272     (110,674)   (19,968,794)
                          -------------  -----------    ---------   ------------
Net realized and
 unrealized (loss) gain
 on investments (Note
 2B)....................   (206,388,303)  39,897,536     (172,144)    15,233,519
                          -------------  -----------    ---------   ------------
NET (DECREASE) INCREASE
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $(210,683,347) $35,229,757    $ 585,721   $ (4,457,043)
                          =============  ===========    =========   ============

                       See Notes to Financial Statements.

 -------------------------------------------------------------------------------------------------------------
                                    State Street
                                      Research                       Putnam      Loomis Sayles
   Variable    Variable   Variable   Aggressive    MetLife Stock  International   High Yield        Janus
       B           C          D        Growth          Index          Stock          Bond          Mid Cap
   Portfolio   Portfolio  Portfolio   Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
 ------------- ---------  --------- -------------  -------------  -------------  ------------- ---------------
 $   1,004,990 $  35,769   $   469  $ 168,460,070  $ 156,610,278  $  1,634,534    $    23,393  $   152,474,703
       883,410       --        --      17,377,544     47,246,438     3,228,459        747,060       25,886,559
 ------------- ---------   -------  -------------  -------------  ------------    -----------  ---------------
       121,580    35,769       469    151,082,526    109,363,840    (1,593,925)      (723,667)     126,588,144
 ------------- ---------   -------  -------------  -------------  ------------    -----------  ---------------
     5,612,958   197,864       --      74,871,762    174,140,110   (20,505,554)    (1,299,386)     123,985,405
  (11,728,822)  (419,041)   (3,025)  (348,326,552)  (699,690,993)   (5,210,990)       547,058   (1,044,783,315)
 ------------- ---------   -------  -------------  -------------  ------------    -----------  ---------------
   (6,115,864)  (221,177)   (3,025)  (273,454,790)  (525,550,883)  (25,716,544)      (752,328)    (920,797,910)
 ------------- ---------   -------  -------------  -------------  ------------    -----------  ---------------
 $ (5,994,284) $(185,408)  $(2,556) $(122,372,264) $(416,187,043) $(27,310,469)   $(1,475,995) $  (794,209,766)
 ============= =========   =======  =============  =============  ============    ===========  ===============

                      Metropolitan Life Separate Account E

                            STATEMENTS OF OPERATIONS


                                     For the Year Ended December 31, 2000
                          -----------------------------------------------------------
                          T. Rowe Price                Harris Oakmark    Neuberger
                            Small Cap       Scudder      Large Cap    Berman Partners
                             Growth      Global Equity     Value       Mid Cap Value
                            Portfolio      Portfolio     Portfolio       Portfolio
                          -------------  ------------- -------------- ---------------
INVESTMENT INCOME
Income:
 Dividends (Note 3).....  $        --     $   627,865    $1,201,185     $ 4,039,560
 Expenses (Note 4)......     3,576,955      2,151,020       494,631         725,104
                          ------------    -----------    ----------     -----------
Net investment (loss)
 income.................    (3,576,955)    (1,523,155)      706,554       3,314,456
                          ------------    -----------    ----------     -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions...........    32,983,273      4,985,143      (851,602)        626,493
Change in net unrealized
 (depreciation)
 appreciation of
 investments for the
 period.................   (64,417,219)    (7,851,623)    6,031,550      12,263,128
                          ------------    -----------    ----------     -----------
Net realized and
 unrealized (loss) gain
 on investments (Note
 2B)....................   (31,433,946)    (2,866,480)    5,179,948      12,889,621
                          ------------    -----------    ----------     -----------
NET (DECREASE) INCREASE
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $(35,010,901)   $(4,389,635)   $5,886,502     $16,204,077
                          ============    ===========    ==========     ===========

                       See Notes to Financial Statements.

                                                               For
                                                            the Period
                                                           May 1, 2000                For the Period
                                                                to                     July 5, 2000
                                                           December 31,                     to
          For the Year Ended December 31, 2000                 2000                  December 31, 2000
 --------------------------------------------------------  ------------  -------------------------------------------
                                                                                                       Zenith
 T. Rowe Price Lehman Brothers    Morgan                                  State Street     MetLife      Davis
   Large Cap      Aggregate    Stanley EAFE  Russell 2000  Putnam Large  Research Aurora   Mid Cap     Venture
    Growth       Bond Index       Index         Index       Cap Growth   Small Cap Value Stock Index    Value
   Portfolio      Portfolio     Portfolio     Portfolio     Portfolio       Portfolio     Portfolio   Portfolio
 ------------- --------------- ------------  ------------  ------------  --------------- -----------  ---------
 $   5,271,002   $ 7,656,651   $  1,557,549  $ 16,397,733  $       --      $  337,082    $   249,804  $    --
     1,487,417     1,233,550        996,193     1,376,008       72,971        140,838        196,196    89,868
 -------------   -----------   ------------  ------------  -----------     ----------    -----------  --------
     3,783,585     6,423,101        561,356    15,021,725      (72,971)       196,244         53,608   (89,868)
 -------------   -----------   ------------  ------------  -----------     ----------    -----------  --------
     1,407,879      (242,034)     1,861,373     3,301,439     (185,190)       172,388        168,998    (4,521)
  (12,874,317)     4,051,689    (15,480,357)  (26,291,455)  (5,089,750)     5,596,711     (1,080,128)  454,608
 -------------   -----------   ------------  ------------  -----------     ----------    -----------  --------
  (11,466,438)     3,809,655    (13,618,984)  (22,990,016)  (5,274,940)     5,769,099       (911,130)  450,087
 -------------   -----------   ------------  ------------  -----------     ----------    -----------  --------
 $ (7,682,853)   $10,232,756   $(13,057,628) $ (7,968,291) $(5,347,911)    $5,965,343    $  (857,522) $360,219
 =============   ===========   ============  ============  ===========     ==========    ===========  ========

                      Metropolitan Life Separate Account E

                            STATEMENTS OF OPERATIONS

                           For the Period
                            July 5, 2000
                                 to
                          December 31, 2000  For the Year Ended December 31, 2000
                          ----------------- ---------------------------------------
                               Zenith
                            Loomis Sayles   Fidelity VIP Fidelity VIP  Fidelity VIP
                              Small Cap     Money Market Equity Income    Growth
                              Portfolio      Portfolio     Portfolio    Portfolio
                          ----------------- ------------ ------------- ------------
INVESTMENT INCOME
Income:
 Dividends (Note 3).....      $     --        $582,397    $10,228,919  $ 27,109,170
 Expenses (Note 4)......         26,720         93,889      1,156,817     2,385,310
                              ---------       --------    -----------  ------------
Net investment (loss)
 income.................        (26,720)       488,508      9,072,102    24,723,860
                              ---------       --------    -----------  ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions...........       (164,199)           --       3,950,591     7,593,703
Change in net unrealized
 (depreciation)
 appreciation of
 investments for the
 period.................        (66,085)           --      (4,437,251)  (62,636,452)
                              ---------       --------    -----------  ------------
Net realized and
 unrealized (loss) gain
 on investments (Note
 2B)....................       (230,284)           --        (486,660)  (55,042,749)
                              ---------       --------    -----------  ------------
NET (DECREASE) INCREASE
 IN NET ASSETS RESULTING
 FROM OPERATIONS........      $(257,004)      $488,508    $ 8,585,442  $(30,318,889)
                              =========       ========    ===========  ============

                       See Notes to Financial Statements.

                          For the Year Ended December 31, 2000
 -----------------------------------------------------------------------------------------
               Fidelity VIP II                   Calvert       Calvert
 Fidelity VIP    Investment    Fidelity VIP II   Social     Social Mid Cap
   Overseas      Grade Bond     Asset Manager   Balanced        Growth
  Portfolio       Portfolio       Portfolio     Portfolio     Portfolio         Total
 ------------  --------------- --------------- -----------  -------------- ---------------
 $ 3,624,401      $632,614       $ 6,315,475   $ 2,594,708    $ 913,848    $   613,925,921
     351,581        91,444           547,886       651,336       91,443        185,543,919
 -----------      --------       -----------   -----------    ---------    ---------------
   3,272,820       541,170         5,767,589     1,943,372      822,405        428,382,002
 -----------      --------       -----------   -----------    ---------    ---------------
  (5,549,491)          559           616,064       815,669      338,286        522,798,075
  (3,978,812)      419,832        (9,236,696)   (5,365,536)    (405,581)    (2,565,408,911)
 -----------      --------       -----------   -----------    ---------    ---------------
  (9,528,303)      420,391        (8,620,632)   (4,549,867)     (67,295)    (2,042,610,836)
 -----------      --------       -----------   -----------    ---------    ---------------
 $(6,255,483)     $961,561       $(2,853,043)  $(2,606,495)   $ 755,110    $(1,614,228,834)
 ===========      ========       ===========   ===========    =========    ===============

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                              State Street Research         State Street Research
                                Growth Portfolio              Income Portfolio
                          ------------------------------  --------------------------
                                                          For the Year  For the Year
                           For the Year    For the Year      Ended         Ended
                          Ended December  Ended December  December 31,  December 31,
                             31, 2000        31, 1999         2000          1999
                          --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment (loss)
  income................  $   (4,295,044) $  278,128,053  $ (4,667,779) $ 20,252,491
 Net realized gain
  (loss) from security
  transactions..........      82,456,988      62,166,340    (3,627,736)   (1,218,121)
 Change in net
  unrealized
  (depreciation)
  appreciation of
  investments...........    (288,845,291)     89,025,372    43,525,272   (34,603,213)
                          --------------  --------------  ------------  ------------
 Net (decrease) increase
  in net assets
  resulting from
  operations............    (210,683,347)    429,319,765    35,229,757   (15,568,843)
                          --------------  --------------  ------------  ------------
 From capital
  transactions:
 Purchases..............     225,248,869     265,161,445    28,924,201    55,913,381
 Redemptions............    (230,470,355)   (171,009,194)  (37,347,843)  (38,156,879)
                          --------------  --------------  ------------  ------------
  Total net purchase
   (redemptions)
   payments.............      (5,221,486)     94,152,251    (8,423,642)   17,756,502
 Net portfolio
  transfers.............     (63,610,259)   (109,728,292)  (39,795,432)  (55,018,970)
 Net other transfers....        (901,511)       (406,507)     (183,141)     (157,467)
 Net (decrease) increase
  in net assets
  resulting from capital
  transactions..........     (69,733,256)    (15,982,548)  (48,402,215)  (37,419,935)
                          --------------  --------------  ------------  ------------
NET CHANGE IN NET
 ASSETS.................    (280,416,603)    413,337,217   (13,172,458)  (52,988,778)
NET ASSETS--BEGINNING OF
 PERIOD.................   2,943,335,593   2,529,998,376   396,278,612   449,267,390
                          --------------  --------------  ------------  ------------
NET ASSETS--END OF
 PERIOD.................  $2,662,918,990  $2,943,335,593  $383,106,154  $396,278,612
                          ==============  ==============  ============  ============

                       See Notes to Financial Statements.

   State Street Research          State Street Research
  Money Market Portfolio          Diversified Portfolio         Variable B Portfolio        Variable C Portfolio
 ---------------------------- ------------------------------  --------------------------  -------------------------
 For the Year   For the Year   For the Year                   For the Year  For the Year  For the Year For the Year
    Ended          Ended          Ended        For the Year      Ended         Ended         Ended        Ended
 December 31,   December 31,   December 31,   Ended December  December 31,  December 31,  December 31, December 31,
     2000           1999           2000          31, 1999         2000          1999          2000         1999
 ------------   ------------  --------------  --------------  ------------  ------------  ------------ ------------
 $   757,865    $   453,744   $  (19,690,562) $  179,014,499  $    121,580  $  9,214,399   $   35,769   $  373,385
     (61,470)       (32,887)      35,202,313      28,959,695     5,612,958     8,316,913      197,864      154,760
    (110,674)        62,159      (19,968,794)    (39,501,729)  (11,728,822)   (3,045,574)    (419,041)      37,844
 -----------    -----------   --------------  --------------  ------------  ------------   ----------   ----------
     585,721        483,016       (4,457,043)    168,472,465    (5,994,284)   14,485,738     (185,408)     565,989
 -----------    -----------   --------------  --------------  ------------  ------------   ----------   ----------
     209,610        452,736      197,684,403     307,244,358     1,184,462       233,613           66          --
  (2,673,087)    (3,850,645)    (210,959,062)   (168,992,672)   (9,259,780)  (10,881,209)    (379,953)    (305,902)
 -----------    -----------   --------------  --------------  ------------  ------------   ----------   ----------
  (2,463,477)    (3,397,909)     (13,274,659)    138,251,686    (8,075,318)  (10,647,596)    (379,887)    (305,902)
    (120,253)     2,974,885      (95,607,837)   (121,768,364)         (716)           90          --           --
      (2,653)        (3,391)        (966,633)       (804,885)       25,018        77,108        6,210        2,730
  (2,586,383)      (426,415)    (109,849,129)     15,678,437    (8,051,016)  (10,570,400)    (373,677)    (303,172)
 -----------    -----------   --------------  --------------  ------------  ------------   ----------   ----------
  (2,000,662)        56,601     (114,306,172)    184,150,902   (14,045,300)    3,915,338     (559,085)     262,817
  14,338,780     14,282,179    2,468,700,559   2,284,549,657    93,941,724    90,026,386    3,523,461    3,260,644
 -----------    -----------   --------------  --------------  ------------  ------------   ----------   ----------
 $12,338,118    $14,338,780   $2,354,394,387  $2,468,700,559  $ 79,896,424  $ 93,941,724   $2,964,376   $3,523,461
 ===========    ===========   ==============  ==============  ============  ============   ==========   ==========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        State Street Research
                            Variable D Portfolio     Aggressive Growth Portfolio
                          ------------------------- ------------------------------
                          For the Year For the Year
                             Ended        Ended      For the Year    For the Year
                          December 31, December 31, Ended December  Ended December
                              2000         1999        31, 2000        31, 1999
                          ------------ ------------ --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment (loss)
  income................    $   469      $ 4,364    $  151,082,526  $   14,512,856
 Net realized gain
  (loss) from security
  transactions..........        --           --         74,871,762      77,224,327
 Change in net
  unrealized
  (depreciation)
  appreciation of
  investments...........     (3,025)       2,089      (348,326,552)    232,588,654
                            -------      -------    --------------  --------------
 Net (decrease) increase
  in net assets
  resulting from
  operations............     (2,556)       6,453      (122,372,264)    324,325,837
                            -------      -------    --------------  --------------
 From capital
  transactions:
 Purchases..............        --           --        100,270,351      75,870,705
 Redemptions............        --           --       (104,096,165)    (84,909,572)
                            -------      -------    --------------  --------------
  Total net purchase
   (redemptions)
   payments.............        --           --         (3,825,814)     (9,038,867)
 Net portfolio
  transfers.............        --           --         50,929,010    (207,792,091)
 Net other transfers....        --           --            486,189              46
 Net (decrease) increase
  in net assets
  resulting from capital
  transactions..........        --           --         47,589,385    (216,830,912)
                            -------      -------    --------------  --------------
NET CHANGE IN NET
 ASSETS.................     (2,556)       6,453       (74,782,879)    107,494,925
NET ASSETS--BEGINNING OF
 PERIOD.................     41,395       34,942     1,325,252,036   1,217,757,111
                            -------      -------    --------------  --------------
NET ASSETS--END OF
 PERIOD.................    $38,839      $41,395    $1,250,469,157  $1,325,252,036
                            =======      =======    ==============  ==============

                       See Notes to Financial Statements.

           MetLife                         Putnam               Loomis Sayles High Yield           Janus Mid Cap
    Stock Index Portfolio       International Stock Portfolio        Bond Portfolio                  Portfolio
------------------------------  ------------------------------  -------------------------  -------------------------------
                                 For the Year    For the Year   For the Year For the Year
 For the Year    For the Year       Ended           Ended          Ended        Ended       For the Year     For the Year
Ended December  Ended December   December 31,    December 31,   December 31, December 31,  Ended December   Ended December
   31, 2000        31, 1999          2000            1999           2000         1999         31, 2000         31, 1999
--------------  --------------  --------------  --------------  ------------ ------------  ---------------  --------------
$  109,363,840  $  143,606,940  $   (1,593,925) $   38,357,779  $  (723,667) $ 3,766,770   $   126,588,144  $   76,741,919
   174,140,110     141,933,683     (20,505,554)     12,224,938   (1,299,386)  (1,002,119)      123,985,405     102,627,814
  (699,690,993)    312,858,179      (5,210,990)    (13,893,204)     547,058    4,099,504    (1,044,783,315)    631,364,390
--------------  --------------  --------------  --------------  -----------  -----------   ---------------  --------------
  (416,187,043)    598,398,802     (27,310,469)     36,689,513   (1,475,995)   6,864,155      (794,209,766)    810,734,123
--------------  --------------  --------------  --------------  -----------  -----------   ---------------  --------------
   429,473,285     504,735,590      30,223,178      21,979,327   10,635,236    9,511,700       412,862,879     262,621,252
  (283,643,505)   (201,712,483)    (19,861,622)    (16,662,946)  (4,553,204)  (2,531,875)     (114,044,238)    (35,345,823)
--------------  --------------  --------------  --------------  -----------  -----------   ---------------  --------------
   145,829,780     303,023,107      10,361,556       5,316,381    6,082,032    6,979,825       298,818,641     227,275,429
    32,331,764      74,385,432       1,698,215     (29,169,982)     677,514    2,589,191       304,278,277     394,697,486
    (1,093,589)       (507,670)        970,529         (62,350)     (16,995)      (3,422)          814,606        (328,916)
   177,067,955     376,900,869      13,030,300     (23,915,951)   6,742,551    9,565,594       603,911,524     621,643,999
--------------  --------------  --------------  --------------  -----------  -----------   ---------------  --------------
  (239,119,088)    975,299,671     (14,280,169)     12,773,562    5,266,556   16,429,749      (190,298,242)  1,432,378,122
 3,845,357,991   2,870,058,320     262,738,596     249,965,034   55,211,208   38,781,459     1,772,798,980     340,420,858
--------------  --------------  --------------  --------------  -----------  -----------   ---------------  --------------
$3,606,238,903  $3,845,357,991  $  248,458,427  $  262,738,596  $60,477,764  $55,211,208   $ 1,582,500,738  $1,772,798,980
==============  ==============  ==============  ==============  ===========  ===========   ===============  ==============

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                T. Rowe Price
                              Small Cap Growth             Scudder Global
                                  Portfolio               Equity Portfolio
                          --------------------------  --------------------------
                          For the Year  For the Year  For the Year  For the Year
                             Ended         Ended         Ended         Ended
                          December 31,  December 31,  December 31,  December 31,
                              2000          1999          2000          1999
                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment (loss)
  income................  $ (3,576,955) $ (2,107,943) $ (1,523,155) $  3,712,004
 Net realized gain
  (loss) from security
  transactions..........    32,983,273     5,272,038     4,985,143     2,471,119
 Change in net
  unrealized
  (depreciation)
  appreciation of
  investments...........   (64,417,219)   44,474,798    (7,851,623)   21,316,192
                          ------------  ------------  ------------  ------------
 Net (decrease) increase
  in net assets
  resulting from
  operations............   (35,010,901)   47,638,893    (4,389,635)   27,499,315
                          ------------  ------------  ------------  ------------
 From capital
  transactions:
 Purchases..............    64,242,064    36,495,836    35,195,651    25,895,458
 Redemptions............   (16,700,604)   (9,131,942)  (10,278,539)   (5,620,294)
                          ------------  ------------  ------------  ------------
  Total net purchase
   (redemptions)
   payments.............    47,541,460    27,363,894    24,917,112    20,275,164
 Net portfolio
  transfers.............    43,380,276   (15,988,758)   12,963,515     2,623,332
 Net other transfers....       400,793       (19,608)      (20,600)      (21,564)
 Net (decrease) increase
  in net assets
  resulting from capital
  transactions..........    91,322,529    11,355,528    37,860,027    22,876,932
                          ------------  ------------  ------------  ------------
NET CHANGE IN NET
 ASSETS.................    56,311,628    58,994,421    33,470,392    50,376,247
NET ASSETS--BEGINNING OF
 PERIOD.................   228,808,775   169,814,354   152,355,460   101,979,213
                          ------------  ------------  ------------  ------------
NET ASSETS--END OF
 PERIOD.................  $285,120,403  $228,808,775  $185,825,852  $152,355,460
                          ============  ============  ============  ============

                       See Notes to Financial Statements.

   Harris Oakmark Large       Neuberger Berman Partners      T. Rowe Price Large      Lehman Brothers Aggregate
    Cap Value Portfolio        Mid Cap Value Portfolio      Cap Growth Portfolio        Bond Index Portfolio
 ---------------------------- --------------------------  --------------------------  --------------------------
 For the Year   For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
    Ended          Ended         Ended         Ended         Ended         Ended         Ended         Ended
 December 31,   December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
     2000           1999          2000          1999          2000          1999          2000          1999
 ------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
 $   706,554    $    93,175   $  3,314,456  $ 1,151,117   $  3,783,585  $   (96,779)  $  6,423,101  $ 2,809,030
    (851,602)       (89,794)       626,493      662,939      1,407,879      188,181       (242,034)     (65,373)
   6,031,550     (4,447,057)    12,263,128      163,745    (12,874,317)   5,837,101      4,051,689   (3,639,449)
 -----------    -----------   ------------  -----------   ------------  -----------   ------------  -----------
   5,886,502     (4,443,676)    16,204,077    1,977,801     (7,682,853)   5,928,503     10,232,756     (895,792)
 -----------    -----------   ------------  -----------   ------------  -----------   ------------  -----------
  10,080,640     17,050,410     18,110,546   13,058,613     56,565,448   17,679,944     38,940,684   44,917,262
  (2,539,644)    (1,022,417)    (3,385,427)    (748,540)    (6,946,640)  (1,063,352)    (6,644,444)  (2,176,680)
 -----------    -----------   ------------  -----------   ------------  -----------   ------------  -----------
   7,540,996     16,027,993     14,725,119   12,310,073     49,618,808   16,616,592     32,296,240   42,740,582
   4,216,806     17,887,362     61,450,085   13,991,061     80,976,904   19,630,907      3,787,774   27,995,578
      (2,007)         1,728        (13,129)       7,270        (54,504)      (5,434)        (1,868)       3,258
  11,755,795     33,917,083     76,162,075   26,308,404    130,541,208   36,242,065     36,082,146   70,739,418
 -----------    -----------   ------------  -----------   ------------  -----------   ------------  -----------
  17,642,297     29,473,407     92,366,152   28,286,205    122,858,355   42,170,568     46,314,902   69,843,626
  33,239,905      3,766,498     31,524,049    3,237,844     46,682,553    4,511,985     77,985,063    8,141,437
 -----------    -----------   ------------  -----------   ------------  -----------   ------------  -----------
 $50,882,202    $33,239,905   $123,890,201  $31,524,049   $169,540,908  $46,682,553   $124,299,965  $77,985,063
 ===========    ===========   ============  ===========   ============  ===========   ============  ===========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                             Morgan Stanley EAFE            Russell 2000
                               Index Portfolio             Index Portfolio
                          --------------------------  --------------------------
                          For the Year  For the Year  For the Year  For the Year
                             Ended         Ended         Ended         Ended
                          December 31,  December 31,  December 31,  December 31,
                              2000          1999          2000          1999
                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment (loss)
  income................  $    561,356  $   229,100   $ 15,021,725  $ 1,638,064
 Net realized gain
  (loss) from security
  transactions..........     1,861,373    1,530,194      3,301,439      400,083
 Change in net
  unrealized
  (depreciation)
  appreciation of
  investments...........   (15,480,357)   6,558,714    (26,291,455)   9,296,566
                          ------------  -----------   ------------  -----------
 Net (decrease) increase
  in net assets
  resulting from
  operations............   (13,057,628)   8,318,008     (7,968,291)  11,334,713
                          ------------  -----------   ------------  -----------
 From capital
  transactions:
 Purchases..............    35,014,830   26,127,439     40,523,213   32,650,492
 Redemptions............    (4,646,261)  (1,184,409)    (5,803,956)  (1,393,965)
                          ------------  -----------   ------------  -----------
  Total net purchase
   (redemptions)
   payments.............    30,368,569   24,943,030     34,719,257   31,256,527
 Net portfolio
  transfers.............    23,106,960   16,362,043     17,515,487   22,368,433
 Net other transfers....        10,745        6,400        (13,572)       6,901
 Net (decrease) increase
  in net assets
  resulting from capital
  transactions..........    53,486,274   41,311,473     52,221,172   53,631,861
                          ------------  -----------   ------------  -----------
NET CHANGE IN NET
 ASSETS.................    40,428,646   49,629,481     44,252,881   64,966,574
NET ASSETS--BEGINNING OF
 PERIOD.................    53,460,613    3,831,132     71,430,601    6,464,027
                          ------------  -----------   ------------  -----------
NET ASSETS--END OF
 PERIOD.................  $ 93,889,259  $53,460,613   $115,683,482  $71,430,601
                          ============  ===========   ============  ===========

                       See Notes to Financial Statements.

    Putnam Large           State Street Research          MetLife Mid Cap    Zenith Davis Venture
Cap Growth Portfolio  Aurora Small Cap Value Portfolio Stock Index Portfolio   Value Portfolio
--------------------  -------------------------------- --------------------- --------------------
   For the Period              For the Period             For the Period        For the Period
   May 1, 2000 to             July 5, 2000 to             July 5, 2000 to      July 5, 2000 to
 December 31, 2000           December 31, 2000           December 31, 2000    December 31, 2000
--------------------  -------------------------------- --------------------- --------------------
    $   (72,971)                $   196,244            $    53,608               $   (89,868)
       (185,190)                    172,388                168,998                    (4,521)
     (5,089,750)                  5,596,711             (1,080,128)                  454,608
    -----------                 -----------            -----------               -----------
     (5,347,911)                  5,965,343               (857,522)                  360,219
    -----------                 -----------            -----------               -----------
      8,362,353                  13,251,225             12,910,074                 8,514,867
       (186,448)                   (406,186)              (735,232)                 (450,121)
    -----------                 -----------            -----------               -----------
      8,175,905                  12,845,039             12,174,842                 8,064,746
     15,974,405                  32,196,875             48,200,338                20,555,003
          2,210                      (3,848)                   724                      (903)
     24,152,520                  45,038,066             60,375,904                28,618,846
    -----------                 -----------            -----------               -----------
     18,804,609                  51,003,409             59,518,382                28,979,065
            --                          --                     --                        --
    -----------                 -----------            -----------               -----------
    $18,804,609                 $51,003,409            $59,518,382               $28,979,065
    ===========                 ===========            ===========               ===========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                 Zenith Loomis Sayles    Fidelity VIP Money
                                 Small Cap Portfolio      Market Portfolio
                                 -------------------- --------------------------
                                    For the Period    For the Year  For the Year
                                     July 5, 2000        Ended         Ended
                                   to December 31,    December 31,  December 31,
                                         2000             2000          1999
                                 -------------------- ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS:
 From operations:
 Net investment (loss) income..       $  (26,720)     $   488,508   $   144,302
 Net realized gain (loss) from
  security transactions........         (164,199)             --            --
 Change in net unrealized
  (depreciation) appreciation
  of investments...............          (66,085)             --            --
                                      ----------      -----------   -----------
 Net (decrease) increase in net
  assets resulting from
  operations...................         (257,004)         488,508       144,302
                                      ----------      -----------   -----------
 From capital transactions:
 Purchases.....................        2,778,025        2,494,854     8,015,817
 Redemptions...................         (360,464)      (1,298,263)   (1,757,138)
                                      ----------      -----------   -----------
  Total net purchase
   (redemptions) payments......        2,417,561        1,196,591     6,258,679
 Net portfolio transfers.......        7,112,764        3,736,035     2,057,532
 Net other transfers...........            6,481              (33)       (4,811)
 Net (decrease) increase in net
  assets resulting from capital
  transactions.................        9,536,806        4,932,593     8,311,400
                                      ----------      -----------   -----------
NET CHANGE IN NET ASSETS.......        9,279,802        5,421,101     8,455,702
NET ASSETS--BEGINNING OF
 PERIOD........................              --        10,319,078     1,863,376
                                      ----------      -----------   -----------
NET ASSETS--END OF PERIOD......       $9,279,802      $15,740,179   $10,319,078
                                      ==========      ===========   ===========

                       See Notes to Financial Statements.

                                                                                        Fidelity VIP II
   Fidelity VIP Equity            Fidelity VIP                Fidelity VIP                Investment
    Income Portfolio            Growth Portfolio           Overseas Portfolio        Grade Bond Portfolio
--------------------------  --------------------------  -------------------------  --------------------------
For the Year  For the Year  For the Year  For the Year  For the Year For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended        Ended         Ended         Ended
December 31,  December 31,  December 31,  December 31,  December 31, December 31,  December 31,  December 31,
    2000          1999          2000          1999          2000         1999          2000          1999
------------  ------------  ------------  ------------  ------------ ------------  ------------  ------------
$  9,072,102  $  4,814,776  $ 24,723,860  $ 16,533,435  $ 3,272,820  $   698,515   $   541,170    $  401,385
   3,950,591     3,770,581     7,593,703     1,690,620   (5,549,491)   7,899,918           559        57,436
  (4,437,251)   (1,968,262)  (62,636,452)   44,508,514   (3,978,812)   1,741,692       419,832      (641,467)
------------  ------------  ------------  ------------  -----------  -----------   -----------    ----------
   8,585,442     6,617,095   (30,318,889)   62,732,569   (6,255,483)  10,340,125       961,561      (182,646)
------------  ------------  ------------  ------------  -----------  -----------   -----------    ----------
  14,991,159    22,859,455    27,763,564    29,193,313    5,156,677    3,990,736     1,577,763     1,956,738
  (9,971,830)   (8,066,343)  (16,368,150)  (10,933,417)  (2,031,142)  (1,453,009)     (652,347)     (611,744)
------------  ------------  ------------  ------------  -----------  -----------   -----------    ----------
   5,019,329    14,793,112    11,395,414    18,259,896    3,125,535    2,537,727       925,416     1,344,994
 (15,486,984)  (15,924,137)     (929,926)    7,609,412      123,654     (806,163)     (206,123)   (1,300,166)
     (23,777)      (36,424)      (93,123)      (17,359)     181,116     (182,955)       (1,931)       (9,037)
 (10,491,432)   (1,167,449)   10,372,365    25,851,949    3,430,305    1,548,609       717,362        35,791
------------  ------------  ------------  ------------  -----------  -----------   -----------    ----------
  (1,905,990)    5,449,646   (19,946,524)   88,584,518   (2,825,178)  11,888,734     1,678,923      (146,855)
 132,859,589   127,409,943   245,509,514   156,924,996   35,080,863   23,192,129     9,285,286     9,432,141
------------  ------------  ------------  ------------  -----------  -----------   -----------    ----------
$130,953,599  $132,859,589  $225,562,990  $245,509,514  $32,255,685  $35,080,863   $10,964,209    $9,285,286
============  ============  ============  ============  ===========  ===========   ===========    ==========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                               Fidelity VIP II             Calvert Social
                           Asset Manager Portfolio       Balanced Portfolio
                          --------------------------  -------------------------
                          For the Year  For the Year  For the Year For the Year
                             Ended         Ended         Ended        Ended
                          December 31,  December 31,  December 31, December 31,
                              2000          1999          2000         1999
                          ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment (loss)
  income................  $ 5,767,589   $ 3,551,516   $ 1,943,372  $ 4,603,912
 Net realized gain
  (loss) from security
  transactions..........      616,064       807,833       815,669      603,710
 Change in net
  unrealized
  (depreciation)
  appreciation of
  investments...........   (9,236,696)    1,127,977    (5,365,536)      13,211
                          -----------   -----------   -----------  -----------
 Net (decrease) increase
  in net assets
  resulting from
  operations............   (2,853,043)    5,487,326    (2,606,495)   5,220,833
                          -----------   -----------   -----------  -----------
 From capital
  transactions:
 Purchases..............    6,030,690     8,191,507     6,968,100    7,293,509
 Redemptions............   (4,839,200)   (3,989,450)   (3,346,894)  (1,876,553)
                          -----------   -----------   -----------  -----------
  Total net purchase
   (redemptions)
   payments.............    1,191,490     4,202,057     3,621,206    5,416,956
 Net portfolio
  transfers.............   (2,444,733)   (4,054,499)     (840,765)  (1,485,236)
 Net other transfers....      (33,521)      (60,514)     (50,133)      (12,300)
 Net (decrease) increase
  in net assets
  resulting from capital
  transactions..........   (1,286,764)       87,044     2,730,308    3,919,420
                          -----------   -----------   -----------  -----------
NET CHANGE IN NET
 ASSETS.................   (4,139,807)    5,574,370       123,813    9,140,253
NET ASSETS--BEGINNING OF
 PERIOD.................   60,173,030    54,598,660    54,302,056   45,161,803
                          -----------   -----------   -----------  -----------
NET ASSETS--END OF
 PERIOD.................  $56,033,223   $60,173,030   $54,425,869  $54,302,056
                          ===========   ===========   ===========  ===========


                       See Notes to Financial Statements.

     Calvert Social Mid Cap
        Growth Portfolio                                   Total
 ---------------------------------          -----------------------------------------------
 For the Year        For the Year
    Ended               Ended                For the Year               For the Year
 December 31,        December 31,           Ended December             Ended December
     2000                1999                  31, 2000                   31, 1999
 ------------        ------------           ---------------            ---------------
 $   822,405          $  548,235            $   428,382,002            $   803,151,043
     338,286             276,373                522,798,075                456,831,201
    (405,581)           (349,562)            (2,565,408,911)             1,302,987,184
 -----------          ----------            ---------------            ---------------
     755,110             475,046             (1,614,228,834)             2,562,969,428
 -----------          ----------            ---------------            ---------------
   1,606,428           1,644,955              1,847,795,395              1,800,745,591
    (729,665)           (242,225)            (1,115,610,271)              (785,630,678)
 -----------          ----------            ---------------            ---------------
     876,763           1,402,730                732,185,124              1,015,114,913
   2,567,542            (806,101)               548,736,175                 41,329,985
       1,965              (1,935)                  (570,885)                (2,541,110)
   3,446,270             594,694              1,280,350,414              1,053,903,788
 -----------          ----------            ---------------            ---------------
   4,201,380           1,069,740               (333,878,420)             3,616,873,216
   8,013,346           6,943,606             14,432,548,716             10,815,675,500
 -----------          ----------            ---------------            ---------------
 $12,214,726          $8,013,346            $14,098,670,296            $14,432,548,716
 ===========          ==========            ===============            ===============

                     Metropolitan Life Separate Account E

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2000

1.BUSINESS

  Metropolitan Life Separate Account E (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940, as amended. The three divisions are VestMet, Preference Plus, Enhanced and Financial Freedom. The Separate Account presently consists of thirty-three investment portfolios used to support variable universal life insurance policies. The assets in each portfolio are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc., the Fidelity Variable Insurance Products Fund, the Calvert Variable Series Fund, Inc., and the New England Zenith Series Fund, collectively, (the "Funds"). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life"), on September 27, 1983 and registered as a unit investment trust on April 6, 1984. The assets of the Separate Account are the property of Metropolitan Life. On May 1, 2000 operations commenced for the one new investment portfolio added to the Separate Account on that date, the Putnam Large Cap Growth Portfolio. On July 5, 2000, operations commenced for the four new investment portfolios added to the Separate Account on that date: the State Street Research Aurora Small Cap Value Portfolio, the MetLife Mid Cap Stock Index Portfolio, Zenith Davis Venture Value Portfolio, and the Zenith Loomis Sayles Small Cap Portfolio.

2.SIGNIFICANT ACCOUNTING POLICIES

  A.Valuation of Investments

    Investments are made in the portfolios of the Funds and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. A summary of investments of the thirty-three designated portfolios of the Funds in which the four investment portfolios of the Separate Account invest as of December 31, 2000 is included as Note 6. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

  B.Security Transactions

    Purchases and sales are recorded on the trade date basis. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investment sold.

  C.Federal Income Taxes

    The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code
    (IRC). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based of this, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the contracts.

  D.Net Premiums

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

  E.Use of Estimates

    The preparation of financial statements in accordance with accounting principles generally accepted in the United State of America requires management to make estimates that affect amounts reported therein. Actual results could differ from these estimates.

3.DIVIDENDS

  On September 13, 2000 and December 28, 2000, the Metropolitan Series Fund, Inc. declared dividends for all shareholders of record on September 13, 2000 and December 28, 2000, respectively. On December 27, 2000, the

Calvert Variable Series Fund, Inc. declared dividends for all shareholders of record on December 27, 2000. On February 4, 2000, the Fidelity Variable Insurance Products Fund declared dividends for all shareholders of record on February 4, 2000. Finally, on July 27, 2000, the New England Zenith Series Fund declared dividends for all shareholders of record on July 27, 2000. The amount of dividends received by the Separate Account was $613,925,921. The dividends were paid to Metropolitan Life on September 14, 2000, and December 29, 2000 by the Metropolitan Series Fund, Inc., on December 28, 2000 by the Calvert Variable Series Fund, Inc., on February 5, 2000 by the Fidelity Variable Insurance Products Fund, and on July 28, 2000 by the New England Zenith Series Fund. The dividends received were immediately reinvested in additional shares of the portfolios in which the investment portfolios invest. As a result of this reinvestment, the number of shares of the Fund, held by each of the thirty-three investment portfolios increased by the following:

     Portfolio                                                          Shares
     ---------                                                         ---------
     State Street Research Growth Portfolio...........................   771,601
     State Street Research Income Portfolio...........................     1,302
     State Street Research Money Market Portfolio.....................    93,580
     State Street Research Diversified Portfolio......................   560,718
     Variable B Portfolio.............................................    23,894
     Variable C Portfolio.............................................       850
     Variable D Portfolio.............................................        11
     State Street Research Aggressive Growth Portfolio................ 4,276,722
     MetLife Stock Index Portfolio.................................... 4,266,397
     Putnam International Stock Portfolio.............................   126,024
     Loomis Sayles High Yield Bond Portfolio..........................     2,390
     Janus Mid Cap Portfolio.......................................... 4,694,864
     T. Rowe Price Small Cap Growth Portfolio.........................         0
     Scudder Global Equity Portfolio..................................    43,123
     Harris Oakmark Large Cap Value Portfolio.........................   127,496
     Neuberger Berman Partners Mid Cap Value Portfolio................   271,585
     T. Rowe Price Large Cap Growth Portfolio.........................   397,517
     Lehman Brothers Aggregate Bond Index Portfolio...................   774,113
     Morgan Stanley EAFE Index Portfolio..............................   139,472
     Russell 2000 Index Portfolio..................................... 1,541,815
     Putnam Large Cap Growth Portfolio................................         0
     State Street Research Aurora Small Cap Value Portfolio...........    27,494
     MetLife Mid Cap Stock Index Portfolio............................    23,045
     Zenith Davis Venture Value Portfolio.............................         0
     Zenith Loomis Sayles Small Cap Portfolio.........................        90
     Fidelity VIP Money Market Portfolio..............................   582,397
     Fidelity VIP Equity Income Portfolio.............................   460,347
     Fidelity VIP Growth Portfolio....................................   540,562
     Fidelity VIP Overseas Portfolio..................................   148,177
     Fidelity VIP II Investment Grade Bond Portfolio..................    55,885
     Fidelity VIP II Asset Manager Portfolio..........................   386,082
     Calvert Social Balanced Portfolio................................ 1,285,782
     Calvert Social Mid Cap Growth Portfolio..........................    28,719

4.EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the net assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the assets in the Separate Account for VestMet contracts and 1.25% for Preference Plus contracts. Of this charge, Metropolitan Life estimates .75% is for general administrative expenses for VestMet contracts and .50% is for Preference Plus contracts and .75% is for the mortality and expense risk on both contracts. However, for the Enhanced and Financial Freedom Account Contracts, the charge is equivalent to an effective annual rate of .95% of the average daily value of the assets for these contracts. Of this charge, Metropolitan Life estimates .20% is for general administrative expenses and .75% is for mortality and expense risk. The Variable B, C, and D contracts are charged for administrative expenses and mortality and expense risk according to the rates under their respective contracts.

5.CHANGE OF NAME

  Effective January 24, 2000, Putnam became the sub-investment manager of the Putnam International Stock Portfolio (formerly Santander International Stock Portfolio) of the Metropolitan Series Fund, Inc.

6.SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 2000 (UNAUDITED)

Investment information summarized by investment type and industry sector, for each portfolio in which the Separate Account invests is presented below:

                         Metropolitan Series Fund, Inc.

                          State Street        State Street       State Street      State Street
                            Research            Research           Research          Research
                             Growth              Income          Money Market      Diversified
                           Portfolio           Portfolio          Portfolio         Portfolio
                         --------------       ------------       ------------     --------------
                             Value               Value              Value             Value
                           (Note 2A)           (Note 2A)          (Note 2A)         (Note 2A)
COMMON STOCK
 Banks.................. $  178,383,221  5.4%                                     $   84,659,529  3.1%
 Biotechnology..........     38,812,528  1.2%                                         18,367,847  0.7%
 Broadcasting...........     17,340,816  0.5%                                         38,227,212  1.4%
 Business Services......     58,736,250  1.8%                                         27,878,835  1.0%
 Communication
  Services..............    113,069,017  3.5%                                         21,994,513  0.8%
 Communications.........      8,785,063  0.3%                                          3,945,250  0.1%
 Computer & Business
  Equipment.............    332,848,184 10.2%                                        154,838,550  5.6%
 Conglomerates..........    231,603,719  7.1%                                        109,908,012  4.0%
 Containers & Glass.....                                                                       5  0.0%
 Domestic Oil...........    151,208,900  4.6%                                         71,586,520  2.6%
 Drugs & Health Care....    479,669,780 14.6%                                        226,474,534  8.2%
 Electric Utilities.....     46,923,969  1.4%                                         22,269,131  0.8%
 Electronics............     95,937,024  2.9%                                         54,434,459  2.0%
 Financial Services.....    122,013,975  3.7%                                         57,769,875  2.1%
 Food & Beverages.......     97,532,500  3.0%                                         46,246,769  1.7%
 Gas & Pipeline
  Utilities.............     55,201,387  1.7%                                         26,178,938  1.0%
 Household Appliances &
  Home Furnishings......     26,830,913  0.8%                                         12,052,463  0.4%
 Insurance..............    259,891,758  7.9%                                        123,301,839  4.5%
 International Oil......     36,906,351  1.1%                                         17,397,390  0.6%
 Internet...............     23,479,560  0.7%                                         10,544,400  0.4%
 Leisure................     45,015,175  1.4%                                         21,338,557  0.8%
 Petroleum Services.....     85,795,350  2.6%                                         39,648,375  1.4%
 Retail.................    172,889,094  5.3%                                         81,800,237  3.0%
 Software...............    217,107,031  6.6%                                        101,970,198  3.7%
 Telephone..............     64,864,600  2.0%                                         30,726,512  1.1%
 Tobacco................     59,624,400  1.8%                                         28,274,400  1.0%
                         --------------                                           --------------
 Total Common Stock.....  3,020,470,565 92.1%                                      1,431,834,350 52.0%
                         --------------                                           --------------
LONG-TERM DEBT
 SECURITIES
Bonds & Notes:
 Aerospace & Defense....                       $2,725,256   0.6%                       9,442,771  0.3%
 Automobiles............                        3,033,772   0.6%                       3,235,410  0.1%
 Biotechnology..........                        2,295,287   0.5%                       6,416,930  0.2%
 Business Services......                        3,614,523   0.8%                       8,846,359  0.3%
 Chemicals..............                          502,945   0.1%                       1,413,035  0.1%
 Collateralized Mortgage
  Obligations...........                       23,867,535   5.0%                      44,108,035  1.6%
 Communication
  Services..............                        1,820,711   0.4%                       5,088,015  0.2%
 Conglomerates..........                                                               8,359,255  0.3%
 Corporate..............                                                               6,616,751  0.2%
 Domestic Oil...........                        1,457,500   0.3%                       4,028,000  0.1%
 Drugs & Health Care....                        5,843,456   1.2%                      16,147,312  0.6%
 Electric Utilities.....                       30,005,788   6.3%                      71,825,874  2.6%
 Electrical Equipment...                                                               5,374,789  0.2%
 Electronics............                                                               5,854,056  0.2%
 Finance & Banking......                       71,364,431  15.0%                     169,565,907  6.2%
 Financial Services.....                       25,593,458   5.4%                      64,765,401  2.3%
 Food & Beverages.......                        5,722,206   1.2%                      24,621,964  0.9%
 Foreign Governments....                                                              15,411,874  0.6%
 Gas & Pipeline
  Utilities.............                        4,149,877   0.9%                      10,881,376  0.4%
 Gas Exploration........                        2,329,785   0.5%                       6,558,851  0.2%
 Hotels & Restaurants...                        3,222,090   0.7%                       7,012,743  0.3%
 Household Products.....                        2,451,998   0.5%                       6,891,404  0.2%
 Industrial Machinery...                                                              10,003,876  0.4%
 Leisure................                        4,613,250   1.0%                      13,389,000  0.5%
 Newspapers.............                        1,130,963   0.2%                       3,019,845  0.1%
 Paper & Forest.........                        4,944,850   1.0%                      13,522,173  0.5%
 Petroleum Services.....                        2,158,288   0.5%                       5,003,304  0.2%
 Pollution Control......                        1,880,000   0.4%                          68,625  0.0%
 Retail.................                       11,154,694   2.4%                      17,372,011  0.6%
 State Housing
  Authorities...........                        5,410,080   1.1%                      12,650,040  0.5%
 Telephone..............                       11,192,154   2.4%                      34,511,206  1.3%
 Utilities..............                        2,813,453   0.6%                      11,189,361  0.4%

                          State Street           State Street          State Street         State Street
                            Research               Research              Research             Research
                             Growth                 Income             Money Market         Diversified
                           Portfolio              Portfolio             Portfolio            Portfolio
                         --------------          ------------          ------------        --------------
                             Value                  Value                 Value                Value
                           (Note 2A)              (Note 2A)             (Note 2A)            (Note 2A)
 Federal Agency
  Obligations...........                         $ 61,285,869   12.9%                      $  131,108,933    4.8%
 Federal Treasury
  Obligations...........                           99,148,992   20.9%                         303,171,940   11.0%
 Foreign Obligations....                            8,179,133    1.7%                              93,476    0.0%
 Yankee Bonds...........                           25,262,556    5.3%                          72,558,473    2.6%
                                                 ------------                              --------------
 Total Bonds & Notes....                          429,174,900   90.4%                       1,130,128,375   41.0%
                                                 ------------                              --------------
SHORT-TERM OBLIGATIONS
 Bank Notes.............                                               $ 3,676,683    7.6%
 Certificates of
  Deposit-Euro..........                                                 6,448,025   13.3%
 Commercial Paper....... $  287,499,835    8.8%    54,073,357   11.4%   38,044,503   78.8%    234,802,428    8.5%
 Repurchase Agreements..                                                                          452,000    0.0%
                         --------------          ------------          -----------         --------------
 Total Short-Term
  Obligations...........    287,499,835    8.8%    54,073,357   11.4%   48,169,211   99.7%    235,254,428    8.5%
                         --------------          ------------          -----------         --------------
TOTAL INVESTMENTS.......  3,307,970,400  100.9%   483,248,257  101.8%   48,169,211   99.7%  2,797,217,153  101.5%
 Other Assets Less
  Liabilities...........    (29,007,023)  (0.9%)   (8,350,224)  (1.8%)     127,089    0.3%    (40,295,318)  (1.5%)
                         --------------          ------------          -----------         --------------
NET ASSETS.............. $3,278,963,377  100.0%  $474,898,033  100.0%  $48,296,300  100.0% $2,756,921,835  100.0%
                         ==============          ============          ===========         ==============

                         Metropolitan Series Fund, Inc.

                                                                       State Street
                                                  Putnam                 Research
                         MetLife Stock         International            Aggressive
                             Index                 Stock                  Growth
                           Portfolio             Portfolio              Portfolio
                         --------------        -------------          --------------
                             Value                 Value                  Value
                           (Note 2A)             (Note 2A)              (Note 2A)
COMMON STOCK
 Advertising............                       $  5,632,298     1.3%
 Aerospace & Defense.... $   53,268,907   1.3%    1,047,018     0.3%
 Air Travel.............     10,780,594   0.3%      438,184     0.1%
 Aluminum...............      9,837,945   0.2%
 Apparel & Textiles.....      7,791,135   0.2%    7,640,951     1.8%  $   32,465,375    2.2%
 Auto Parts.............      6,699,799   0.2%
 Automobiles............     29,162,758   0.7%    7,375,092     1.7%
 Banks..................    320,974,292   8.0%   26,933,643     6.3%      17,881,500    1.2%
 Biotechnology..........                                                  38,210,156    2.5%
 Building &
  Construction..........      5,318,157   0.1%    3,945,340     0.9%       6,543,769    0.4%
 Business Services......     68,574,974   1.7%      520,375     0.1%      58,007,559    3.9%
 Chemicals..............     64,675,688   1.6%   11,945,748     2.8%
 Communication
  Services..............    154,562,325   3.9%   71,386,539    16.7%      35,410,403    2.4%
 Communications.........                          7,474,242     1.7%
 Computer & Business
  Equipment.............    431,245,676  10.8%   22,785,992     5.3%     259,349,478   17.3%
 Conglomerates..........    194,941,051   4.9%    2,942,651     0.7%
 Construction
  Materials.............                          8,097,172     1.9%
 Containers & Glass.....      2,051,969   0.1%
 Cosmetics &
  Toiletries............     16,769,257   0.4%    1,360,654     0.3%
 Domestic Oil...........    249,615,272   6.2%   51,627,191    12.1%     116,310,259    7.7%
 Drugs & Health Care....    560,897,690  14.0%   50,524,690    11.8%     262,751,462   17.5%
 Electric Utilities.....    108,344,840   2.7%    9,096,478     2.1%
 Electrical Equipment...     26,013,291   0.6%                            32,227,200    2.1%
 Electronics............    162,869,292   4.1%    3,533,240     0.8%      59,011,209    3.9%
 Financial Services.....    205,488,204   5.1%   40,609,065     9.5%
 Food & Beverages.......    151,087,883   3.8%   12,791,706     3.0%      12,938,344    0.9%
 Gas & Pipeline
  Utilities.............     42,150,264   1.1%    7,349,678     1.7%
 Hotels & Restaurants...     29,593,014   0.7%                            16,893,297    1.1%
 Household Appliances &
  Home Furnishings......     10,055,610   0.3%
 Household Products.....     54,125,451   1.4%
 Industrial Machinery...     32,276,782   0.8%    7,241,153     1.7%      32,922,563    2.2%
 Insurance..............    170,586,846   4.3%   23,451,157     5.5%     120,992,997    8.1%
 International Oil......                          1,754,875     0.4%
 Internet...............     27,531,602   0.7%
 Leisure................     33,679,388   0.8%    2,077,222     0.5%
 Mining.................      7,073,891   0.2%    2,592,886     0.6%
 Non-Ferrous Metals.....      5,935,057   0.1%
 Paper & Forest.........     31,776,020   0.8%    2,268,422     0.5%
 Petroleum Services.....     10,840,718   0.3%                            42,872,813    2.8%
 Publishing.............      9,424,076   0.2%                            15,063,500    1.0%
 Railroads & Equipment..     11,695,189   0.3%      128,223     0.0%
 Real Estate............                          6,308,791     1.5%
 Retail.................    240,243,233   6.0%    2,532,071     0.6%      44,677,844    3.0%
 Software...............    194,191,019   4.9%    7,279,121     1.7%     168,097,456   11.2%
 Steel..................        541,350   0.0%
 Technology.............        971,963   0.0%
 Telephone..............    182,533,463   4.6%
 Tobacco................     34,686,091   0.9%    5,100,157     1.2%
 Trucking & Freight
  Forwarding............      3,860,456   0.1%    1,307,959     0.3%
                         --------------        ------------           --------------
 Total Common Stock.....  3,974,742,482  99.4%  417,099,984    97.4%   1,372,627,184   91.4%
                         --------------        ------------           --------------
SHORT-TERM OBLIGATIONS
 Commercial Paper.......                         15,108,314     3.5%     158,881,250   10.6%
 Discount Note..........     13,797,980   0.3%
                         --------------        ------------           --------------
 Total Short-Term
  Obligations...........     13,797,980   0.3%   15,108,314     3.5%     158,881,250   10.6%
                         --------------        ------------           --------------
TOTAL INVESTMENTS.......  3,988,540,462  99.7%  432,208,298   100.9%   1,531,508,434  102.0%
 Other Assets Less
  Liabilities...........     11,363,013   0.3%   (3,689,444)   (0.9%)    (30,436,296)  (2.0%)
                         --------------        ------------           --------------
NET ASSETS.............. $3,999,903,475 100.0% $428,518,854   100.0%  $1,501,072,138  100.0%
                         ==============        ============           ==============

                         Metropolitan Series Fund, Inc.

                                                            Loomis Sayles
                                                              High Yield
                                                            Bond Portfolio
                                                            --------------
                                                                Value
                                                              (Note 2A)
COMMON STOCK
 Communication Services....................................   $  511,125    0.7%
 Domestic Oil..............................................      733,404    1.1%
 Foreign Corporate.........................................      159,244    0.2%
 Paper & Forest............................................      659,419    1.0%
 Real Estate Investment Trust..............................      393,281    0.5%
 Transportation............................................      176,633    0.3%
                                                              ----------
 Total Common Stock........................................    2,633,106    3.8%
                                                              ----------
PREFERRED STOCK
 Communication Services....................................      407,456    0.6%
 Corporate.................................................      642,000    0.9%
 Finance & Banking.........................................    1,320,887    1.9%
 Financial Service.........................................        6,625    0.0%
 Food & Beverages..........................................        4,594    0.0%
 Foreign Corporate.........................................        3,468    0.0%
 Gas & Pipeline............................................      138,394    0.2%
 Mining....................................................       52,000    0.1%
 Real Estate Investment Trust..............................    1,035,356    1.5%
 Utilities-Electric........................................      314,505    0.5%
 Utilities-Telephone.......................................      128,250    0.2%
                                                              ----------
 Total Preferred Stock.....................................    4,053,535    5.9%
                                                              ----------
LONG-TERM DEBT SECURITIES
Bonds & Notes
 Apparel & Textiles........................................      273,000    0.4%
 Automotive................................................      218,540    0.3%
 Banks.....................................................      588,000    0.8%
 Broadcasting..............................................      754,000    1.1%
 Chemicals.................................................      457,780    0.7%
 Communication Services....................................      296,700    0.4%
 Communications............................................    2,100,400    3.0%
 Computer & Business Equipment.............................      197,000    0.3%
 Domestic Oil..............................................    2,695,860    3.9%
 Drugs & Health Care.......................................      896,627    1.3%
 Electric Utilities........................................    2,839,166    4.1%
 Electrical Equipment......................................    1,080,000    1.6%
 Finance & Banking.........................................    1,905,231    2.8%
 Food & Beverages..........................................      455,000    0.7%
 Foreign Corporate.........................................    2,076,832    3.0%
 Foreign Government........................................      602,997    0.9%
 Gas & Pipeline Utilities..................................      647,000    0.9%
 Government Sponsored......................................      935,250    1.4%
 Hotels & Restaurants......................................      703,448    1.0%
 Household Appliance & Home Furnishings....................       63,600    0.1%
 Industrial Machinery......................................      186,284    0.3%
 Industrials...............................................    1,135,813    1.6%
 International Oil.........................................      738,000    1.1%
 Internet..................................................      330,375    0.5%
 Mining....................................................      723,201    1.0%
 Paper & Forest............................................      360,000    0.5%
 Real Estate Investment Trust..............................    1,089,112    1.6%
 Retail....................................................    1,013,504    1.5%
 Semiconductors............................................      118,623    0.2%
 Telephone.................................................    8,401,658   12.2%
 Transportation............................................      851,648    1.2%
 Yankee....................................................    5,897,909    8.5%
                                                              ----------
 Total Bonds & Notes.......................................   40,632,558   58.9%
                                                              ----------

                         Metropolitan Series Fund, Inc.

                                                           Loomis Sayles
                                                             High Yield
                                                           Bond Portfolio
                                                           --------------
                                                               Value
                                                             (Note 2A)
Convertible Bonds
 Aerospace & Defense......................................  $   558,625     0.8%
 Automobiles..............................................      612,750     0.9%
 Banks....................................................      538,508     0.8%
 Biotechnology............................................      802,687     1.2%
 Building & Construction..................................       88,000     0.1%
 Business Services........................................      705,804     1.0%
 Computer & Business Equipment............................    1,839,050     2.7%
 Construction Materials...................................      388,500     0.6%
 Domestic Oil.............................................      903,992     1.3%
 Drugs & Health Care......................................    2,027,997     2.9%
 Electronics..............................................    1,954,547     2.8%
 Finance & Banking........................................      367,250     0.5%
 Food & Beverages.........................................      146,250     0.2%
 Foreign Corporate........................................    2,112,742     3.1%
 Forest Products..........................................      248,500     0.4%
 Hotels & Restaurants.....................................      255,000     0.4%
 Industrial Machinery.....................................      938,575     1.4%
 International Oil........................................      286,163     0.4%
 Internet.................................................      176,750     0.2%
 Mining...................................................      128,127     0.2%
 Retail...................................................       57,158     0.1%
 Semiconductors...........................................      339,918     0.5%
 Telephone................................................      679,012     1.0%
 Transportation...........................................      198,750     0.3%
 Yankee...................................................    1,965,900     2.8%
                                                            -----------
 Total Convertible Bonds..................................   18,320,555    26.6%
                                                            -----------
Warrants
 Domestic Oil.............................................      122,188     0.2%
 Foreign Corporate........................................          435     0.0%
 Transportation...........................................        3,307     0.0%
                                                            -----------
 Total Warrants...........................................      125,930     0.2%
                                                            -----------
SHORT-TERM OBLIGATIONS
 Repurchase Agreements....................................    2,117,000     3.1%
                                                            -----------
TOTAL INVESTMENTS.........................................   67,882,684    98.5%
 Other Assets Less Liabilities............................    1,061,686     1.5%
                                                            -----------
NET ASSETS................................................  $68,944,370   100.0%
                                                            ===========

                         Metropolitan Series Fund, Inc.

                                              T. Rowe Price
                            Scudder             Small Cap
                         Global Equity           Growth              Janus Mid Cap
                           Portfolio            Portfolio              Portfolio
                         -------------        -------------          --------------
                             Value                Value                  Value
                           (Note 2A)            (Note 2A)              (Note 2A)
COMMON STOCK
 Aerospace & Defense.... $  4,200,645    2.0% $  1,829,684     0.5%
 Air Travel.............                         2,181,928     0.6%
 Apparel & Textiles.....                         5,846,906     1.7%
 Auto Parts.............                           216,450     0.1%
 Banks..................    3,090,239    1.5%   11,793,781     3.5%
 Biotechnology..........                         9,972,987     3.0%
 Broadcasting...........                         1,927,412     0.6%  $   48,936,398   2.7%
 Building &
  Construction..........                         4,081,201     1.2%
 Business Services......    3,897,638    1.8%   21,866,604     6.5%     170,336,512   9.6%
 Chemicals..............   18,036,759    8.5%    4,343,889     1.3%
 Communication
  Services..............   24,942,895   11.8%   13,340,138     4.0%     206,188,576  11.6%
 Communications.........                        11,676,986     3.5%      26,693,840   1.5%
 Computer & Business
  Equipment.............   10,275,194    4.9%   47,207,574    14.0%     358,247,740  20.1%
 Conglomerates..........    3,031,841    1.4%      863,519     0.3%
 Construction
  Materials.............                           579,656     0.2%      47,229,566   2.6%
 Domestic Oil...........   22,574,142   10.7%   10,518,619     3.1%     164,069,201   9.2%
 Drugs & Health Care....   16,704,314    7.9%   55,510,028    16.5%     389,437,044  21.8%
 Electric Utilities.....   14,569,261    6.9%    1,140,081     0.3%
 Electrical Equipment...                        10,593,697     3.1%      26,236,478   1.5%
 Electronics............    1,354,444    0.6%   17,762,303     5.3%     131,447,150   7.4%
 Financial Services.....    2,256,176    1.1%   11,206,529     3.3%      16,564,238   0.9%
 Food & Beverages.......    3,061,966    1.5%    1,985,551     0.6%
 Gas & Pipeline
  Utilities.............    4,528,258    2.1%
 Hotels & Restaurants...                         4,881,720     1.4%
 Household Appliances &
  Home Furnishings......    1,791,025    0.8%    2,277,625     0.7%
 Industrial Machinery...      494,213    0.2%    4,617,194     1.4%
 Insurance..............   15,160,913    7.2%    5,561,905     1.6%
 Internet...............      842,160    0.4%
 Leisure................                         2,139,819     0.6%
 Mining.................   17,802,425    8.4%      389,565     0.1%
 Miscellaneous..........                            85,786     0.0%
 Non-Ferrous Metals.....    2,109,744    1.0%
 Paper & Forest.........      548,206    0.3%
 Petroleum Services.....                           867,825     0.3%
 Radio..................                         1,683,369     0.5%      44,624,834   2.5%
 Railroads & Equipment..    3,707,854    1.8%    2,473,444     0.7%
 Real Estate............    3,397,965    1.6%    1,975,869     0.6%
 Real Estate Investment
  Trust.................    4,118,494    1.9%      646,840     0.2%
 Retail.................    4,422,932    2.1%
 Retail Trade...........                        14,613,620     4.3%
 Software...............    2,286,581    1.1%                            41,816,210   2.3%
 Steel..................      884,250    0.4%
 Telecommunications
  Equipment & Services..                        43,475,347    12.9%
 Telephone..............    1,881,824    0.9%    4,443,522     1.3%       8,631,327   0.5%
 Trucking & Freight
  Forwarding............    1,115,379    0.5%
                         ------------         ------------           --------------
 Total Common Stock.....  193,087,737   91.3%  336,578,973    99.8%   1,680,459,114  94.2%
                         ------------         ------------           --------------
LONG-TERM DEBT
 SECURITIES
 Participating Loan
  Notes.................      354,942    0.2%
                         ------------
 Total Long-Term Debt
  Securities............      354,942    0.2%
                         ------------
SHORT-TERM OBLIGATIONS
 Commercial Paper.......                                                 80,385,483   4.5%
 Discount Note..........                                                 14,938,667   0.9%
 Repurchase Agreements..    7,869,000    3.7%                               115,000   0.0%
 Regulated Investment
  Companies.............                        18,093,343     6.5%
                         ------------         ------------           --------------
 Total Short-Term
  Obligations...........    7,869,000    3.7%   18,093,343     6.5%      95,439,150   5.4%
                         ------------         ------------           --------------
TOTAL INVESTMENTS.......  201,311,679   95.2%  354,672,316   106.3%   1,775,898,264  99.6%
 Other Assets Less
  Liabilities...........   10,042,133    4.8%  (17,329,559)   (6.3%)      7,480,476   0.4%
                         ------------         ------------           --------------
NET ASSETS.............. $211,353,812  100.0% $337,342,757   100.0%  $1,783,378,740 100.0%
                         ============         ============           ==============

                         Metropolitan Series Fund, Inc.

                         Morgan Stanley           Russell             Harris Oakmark
                           EAFE Index            2000 Index           Large Cap Value
                           Portfolio             Portfolio               Portfolio
                         --------------         ------------          ---------------
                             Value                 Value                   Value
                           (Note 2A)             (Note 2A)               (Note 2A)
COMMON STOCK
 Advertising............  $    219,259    0.2%
 Aerospace & Defense....       362,238    0.4%  $  1,471,459    1.2%    $ 2,699,100     5.0%
 Air Travel.............       608,639    0.6%       629,514    0.5%
 Apparel & Textiles.....       845,424    0.8%     1,151,820    0.9%      1,126,563     2.1%
 Auto Parts.............       636,212    0.6%     1,335,674    1.1%
 Automobiles............     3,052,007    3.0%       108,382    0.1%      1,237,988     2.3%
 Banks..................    14,193,161   14.1%    10,066,105    8.0%      2,822,125     5.3%
 Biotechnology..........                           2,786,485    2.2%
 Broadcasting...........                             817,826    0.6%
 Building &
  Construction..........       991,817    1.0%       626,500    0.5%      1,310,062     2.4%
 Business Services......     1,150,142    1.1%     5,227,294    4.2%      7,256,681    13.5%
 Chemicals..............     2,297,369    2.3%     2,859,945    2.3%
 Communication
  Services..............    13,573,909   13.4%     3,067,078    2.4%      2,610,312     4.9%
 Communications.........     1,111,479    1.1%     1,989,190    1.6%
 Computer & Business
  Equipment.............     7,452,359    7.4%     5,898,985    4.7%      1,118,375     2.1%
 Conglomerates..........     2,415,251    2.4%        99,305    0.1%
 Construction
  Materials.............       541,340    0.5%       477,248    0.4%
 Containers & Glass.....       197,132    0.2%       641,932    0.5%
 Cosmetics &
  Toiletries............       818,072    0.8%       189,209    0.1%
 Domestic Oil...........     4,442,092    4.4%     3,675,834    2.9%
 Drugs & Health Care....     9,365,710    9.3%    14,511,358   11.5%      1,241,500     2.3%
 Electric Utilities.....     2,914,144    2.9%     3,052,118    2.4%      1,285,063     2.4%
 Electrical Equipment...       985,430    1.0%     2,760,925    2.2%      4,131,375     7.7%
 Electronics............     1,676,139    1.7%     3,682,479    2.9%
 Financial Services.....     3,789,423    3.7%     3,346,749    2.7%        911,906     1.7%
 Food & Beverages.......     4,326,637    4.3%     2,714,155    2.2%      1,963,500     3.7%
 Gas & Pipeline
  Utilities.............     1,408,162    1.4%     3,032,715    2.4%
 Hotels & Restaurants...       713,609    0.7%     2,293,187    1.8%      1,364,250     2.5%
 Household Appliances &
  Home Furnishings......     1,420,891    1.4%     3,407,803    2.7%      5,344,125    10.0%
 Household Products.....       263,313    0.3%       781,054    0.6%      1,126,125     2.1%
 Industrial Machinery...     1,706,807    1.7%     4,126,032    3.3%        966,813     1.8%
 Industrials............       114,966    0.1%
 Insurance..............     6,367,803    6.3%     3,619,247    2.9%        876,688     1.6%
 Insurance Contracts....         8,464    0.0%
 Internet...............                               6,914    0.0%
 Leisure................       629,572    0.6%       902,381    0.7%      4,429,869     8.3%
 Mining.................     1,214,053    1.2%     1,623,460    1.3%
 Miscellaneous..........                              61,141    0.0%
 Mutual Funds...........                           3,487,311    2.8%
 Paper & Forest.........       368,990    0.4%       604,862    0.5%
 Petroleum Services.....     1,488,902    1.5%
 Publishing.............                              78,095    0.1%
 Railroads & Equipment..       790,095    0.8%       793,665    0.6%
 Real Estate............     1,272,610    1.3%     1,247,002    1.0%
 Real Estate Investment
  Trust.................                           7,136,661    5.7%
 Retail.................     2,615,275    2.6%     4,558,409    3.6%      5,011,812     9.4%
 Shipbuilding...........       437,831    0.4%       199,823    0.2%
 Software...............     1,463,136    1.4%     7,810,792    6.2%        848,250     1.6%
 Technology.............                               1,024    0.0%
 Telephone..............                                                  2,591,187     4.8%
 Tobacco................       465,337    0.5%       219,215    0.2%
 Transportation.........       182,513    0.2%
 Trucking & Freight
  Forwarding............       253,982    0.2%       551,665    0.4%
 Utilities..............                             123,891    0.1%
                          ------------          ------------            -----------
 Total Common Stock.....   101,151,696  100.2%   119,853,918   95.3%     52,273,669    97.5%
                          ------------          ------------            -----------
PREFERRED STOCK
 Communication
  Services..............       177,259    0.2%
 Retail.................        28,645    0.0%
                          ------------
 Total Preferred Stock..       205,904    0.2%
                          ------------
 Total Equity
  Securities............   101,357,600  100.4%
                          ------------
SHORT-TERM OBLIGATIONS
 Discount Notes.........     2,274,667    2.3%
 Federal Agency
  Obligations...........                           6,324,074    5.0%
 Repurchase Agreements..                                                  3,842,000     7.2%
                          ------------          ------------            -----------
 Total Short-Term
  Obligations...........     2,274,667    2.3%     6,324,074    5.0%      3,842,000     7.2%
                          ------------          ------------            -----------
TOTAL INVESTMENTS.......   103,632,267  102.7%   126,177,992  100.3%     56,115,669   104.7%
 Other Assets Less
  Liabilities...........    (2,682,027)  (2.7%)     (440,052)  (0.3%)    (2,540,732)   (4.7%)
                          ------------          ------------            -----------
NET ASSETS..............  $100,950,240  100.0%  $125,737,940  100.0%    $53,574,937   100.0%
                          ============          ============            ===========

                         Metropolitan Series Fund, Inc.

                         Neuberger Berman          T. Rowe Price              State Street
                         Partners Mid Cap            Large Cap               Research Aurora
                         Value Portfolio          Growth Portfolio         Small Cap Portfolio
                         ----------------         ----------------         -------------------
                              Value                    Value                      Value
                            (Note 2A)                (Note 2A)                  (Note 2A)
COMMON STOCK
 Aerospace & Defense....   $  2,343,900     1.8%    $    841,288     0.5%      $ 2,028,094       3.7%
 Air Travel.............      2,443,473     1.9%                                   751,094       1.4%
 Apparel & Textiles.....                                                            46,094       0.1%
 Auto Parts.............      1,821,238     1.4%                                 3,659,597       6.7%
 Automobiles............                                                           665,681       1.2%
 Banks..................      7,849,109     6.0%      12,070,044     6.7%          861,467       1.6%
 Biotechnology..........        251,738     0.2%
 Broadcasting...........                                 413,475     0.2%
 Building &
  Construction..........      1,148,875     0.9%                                   769,750       1.4%
 Business Services......      8,390,425     6.4%       6,772,563     3.8%        1,081,506       2.0%
 Chemicals..............      5,257,331     4.0%                                 2,582,541       4.7%
 Communication
  Services..............      4,862,412     3.7%       8,938,811     5.0%        1,309,856       2.4%
 Communications.........      1,081,175     0.8%       1,044,366     0.6%          910,356       1.7%
 Computer & Business
  Equipment.............      3,936,359     3.0%      16,327,297     9.1%          649,209       1.2%
 Conglomerates..........        684,375     0.5%       5,336,244     3.0%           93,588       0.2%
 Containers & Glass.....                                                           161,250       0.3%
 Cosmetics &
  Toiletries............      1,091,363     0.8%         419,050     0.2%
 Domestic Oil...........     10,444,209     7.9%       6,102,146     3.4%        5,923,961      10.9%
 Drugs & Health Care....      8,554,004     6.5%      24,698,030    13.7%        1,774,203       3.3%
 Electric Utilities.....      8,906,232     6.8%
 Electrical Equipment...      3,726,500     2.8%                                 1,075,250       2.0%
 Electronics............      2,347,744     1.8%      14,775,913     8.2%          349,813       0.6%
 Finance & Banking......      1,818,094     1.4%                                   236,500       0.4%
 Financial Services.....      7,272,425     5.5%      17,556,726     9.7%          725,537       1.3%
 Food & Beverages.......      1,788,563     1.4%       3,341,406     1.8%          563,038       1.0%
 Foreign Corporate......                               8,693,053     4.8%
 Gas & Pipeline
  Utilities.............      1,867,700     1.4%         802,200     0.4%          696,750       1.3%
 Hotels & Restaurants...                                 912,975     0.5%        7,810,862      14.4%
 Household Appliances &
  Home Furnishings......      1,649,375     1.3%                                   315,938       0.6%
 Industrial Machinery...      1,928,381     1.5%       1,599,975     0.9%        1,328,872       2.4%
 Insurance..............     10,486,369     8.0%       6,152,381     3.4%        2,514,259       4.6%
 Internet...............                               1,767,840     1.0%
 Leisure................        687,119     0.5%         659,775     0.4%        1,556,737       2.9%
 Mining.................                                                           143,750       0.3%
 Paper & Forest.........      1,821,963     1.4%
 Petroleum Services.....                               3,000,356     1.7%
 Radio..................                                                           286,544       0.5%
 Railroads & Equipment..      3,616,087     2.8%                                 1,333,469       2.5%
 Real Estate............        985,300     0.7%
 Real Estate Investment
  Trust.................      2,480,587     1.9%
 Retail.................      3,403,037     2.6%      13,128,539     7.3%        2,224,062       4.1%
 Shipbuilding...........                                                           386,250       0.7%
 Software...............      4,271,841     3.2%      10,294,670     5.7%        2,378,111       4.4%
 Telephone..............                               2,573,875     1.4%
 Tobacco................                               2,719,200     1.5%
                           ------------             ------------               -----------
 Total Common Stock.....    119,217,303    90.8%     170,942,198    94.9%       47,193,989      86.8%
                           ------------             ------------               -----------
SHORT-TERM OBLIGATIONS
 Commercial Paper.......                                                         7,874,047      14.5%
 Money Market Fund......                               8,162,371     4.5%
 Repurchase Agreements..     16,725,000    12.7%       2,656,000     1.5%
                           ------------             ------------               -----------
 Total Short-Term
  Obligations...........     16,725,000    12.7%      10,818,371     6.0%        7,874,047      14.5%
                           ------------             ------------               -----------
TOTAL INVESTMENTS.......    135,942,303   103.5%     181,760,569   100.9%       55,068,036     101.3%
 Other Assets Less
  Liabilities...........     (4,586,128)   (3.5%)     (1,688,522)   (0.9%)        (689,311)     (1.3%)
                           ------------             ------------               -----------
NET ASSETS..............   $131,356,175   100.0%    $180,072,047   100.0%      $54,378,725     100.0%
                           ============             ============               ===========

                         Metropolitan Series Fund, Inc.

                                    MetLife Mid Cap          Putnam
                                      Stock Index           Large Cap
                                       Portfolio            Portfolio
                                    ---------------        -----------
                                         Value                Value
                                       (Note 2A)            (Note 2A)
COMMON STOCK
 Aerospace & Defense...............   $   530,537     0.9%
 Air Travel........................        55,989     0.1%
 Apparel & Textiles................       291,962     0.5%
 Auto Parts........................       438,440     0.7%
 Banks.............................     5,184,211     8.4% $   695,362    1.9%
 Biotechnology.....................       894,960     1.4%
 Broadcasting......................       185,589     0.3%
 Building & Construction...........       369,077     0.6%
 Business Services.................     4,699,956     7.6%
 Chemicals.........................     1,271,481     2.1%
 Communication Services............     3,196,749     5.2%   2,233,643    6.0%
 Communications....................     2,129,012     3.4%     243,759    0.7%
 Computer & Business Equipment.....     4,040,824     6.5%   6,970,584   18.9%
 Conglomerates.....................                          4,601,544   12.5%
 Construction Materials............       399,797     0.6%
 Containers & Glass................       188,378     0.3%
 Cosmetics & Toiletries............       143,134     0.2%
 Domestic Oil......................     1,108,924     1.8%
 Drugs & Health Care...............     7,339,684    11.9%   8,970,497   24.3%
 Electric Utilities................     3,115,676     5.0%
 Electrical Equipment..............     1,324,504     2.1%
 Electronics.......................     2,230,099     3.6%   2,266,272    6.1%
 Finance & Banking.................       216,072     0.3%
 Financial Services................     1,884,501     3.0%   1,492,181    4.0%
 Food & Beverages..................     1,477,409     2.4%     317,200    0.9%
 Gas & Pipeline Utilities..........     1,772,015     2.9%
 Hotels & Restaurants..............     1,245,577     2.0%
 Household Appliances & Home
  Furnishings......................       748,561     1.2%
 Household Products................       254,694     0.4%
 Industrial Machinery..............       763,152     1.2%
 Insurance.........................     1,984,404     3.2%     931,416    2.5%
 Internet..........................                            396,720    1.1%
 Leisure...........................       182,434     0.3%
 Mining............................       155,865     0.3%
 Paper & Forest....................       489,861     0.8%
 Petroleum Services................     1,110,377     1.8%
 Publishing........................       269,454     0.4%
 Railroads & Equipment.............       542,996     0.9%
 Real Estate.......................        64,406     0.1%
 Retail............................     1,848,085     3.0%     409,063    1.1%
 Shipbuilding......................       124,640     0.2%
 Software..........................     4,729,688     7.6%   4,887,010   13.2%
 Telephone.........................                            707,775    1.9%
 Tobacco...........................       396,061     0.6%
 Trucking & Freight Forwarding.....       484,191     0.8%
 Unit Investment Trust.............       593,524     1.0%
                                      -----------          -----------
 Total Common Stock................    60,476,950    97.6%  35,123,026   95.1%
                                      -----------          -----------
SHORT-TERM OBLIGATIONS
 Commercial Paper..................                          2,486,558    6.7%
 Discount Note.....................     1,299,810     2.1%
                                      -----------          -----------
 Total Short-Term Obligations......     1,299,810     2.1%   2,486,558    6.7%
                                      -----------          -----------
TOTAL INVESTMENTS..................    61,776,760    99.7%  37,609,584  101.8%
 Other Assets Less Liabilities.....       157,248     0.3%    (677,836)  (1.8%)
                                      -----------          -----------
NET ASSETS.........................   $61,934,008   100.0% $36,931,748  100.0%
                                      ===========          ===========

                         Metropolitan Series Fund, Inc.

                                                              Lehman
                                                             Brothers
                                                            Aggregate
                                                            Bond Index
                                                            Portfolio
                                                           ------------
                                                              Value
                                                            (Note 2A)
LONG-TERM DEBT SECURITIES
Bonds & Notes:
 Aerospace & Defense...................................... $    231,607    0.2%
 Air Travel...............................................      799,129    0.5%
 Auto Parts...............................................      255,675    0.2%
 Automobiles..............................................    1,371,852    0.9%
 Banks....................................................      503,870    0.3%
 Collateralized Mortgage Obligations......................      657,778    0.5%
 Communication Services...................................      757,065    0.5%
 Computer & Business Equipment............................      480,033    0.3%
 Cosmetics & Toiletries...................................      410,776    0.3%
 Drugs & Health Care......................................      144,145    0.1%
 Electric Utilities.......................................    1,865,384    1.3%
 Federal Agencies.........................................   69,383,291   47.6%
 Finance & Banking........................................   16,282,127   11.2%
 Financial Services.......................................    1,368,549    0.9%
 Food & Beverages.........................................      200,126    0.1%
 Government Sponsored.....................................      626,786    0.4%
 Industrials..............................................    1,101,683    0.8%
 Leisure..................................................      467,370    0.3%
 Petroleum Services.......................................      756,851    0.5%
 Railroads & Equipment....................................      312,330    0.2%
 Retail...................................................    3,117,520    2.1%
 Steel....................................................      220,872    0.2%
 Telephone................................................    1,857,084    1.3%
 Transportation...........................................      300,211    0.2%
 U.S. Treasury Obligations................................   37,727,730   25.9%
 Yankee Bonds.............................................    5,263,959    3.6%
                                                           ------------
 Total Bonds & Notes......................................  146,463,803  100.4%
                                                           ------------
SHORT-TERM OBLIGATIONS
 Discount Notes...........................................    2,886,014    2.0%
                                                           ------------
 Total Short-Term Obligations.............................    2,886,014    2.0%
                                                           ------------
TOTAL INVESTMENTS.........................................  149,349,817  102.4%
 Other Assets Less Liabilities............................   (3,512,601)  (2.4%)
                                                           ------------
NET ASSETS................................................ $145,837,216  100.0%
                                                           ============

                            New England Zenith Fund

                                         Zenith              Zenith Davis
                                      Loomis Sayles            Venture
                                        Small Cap               Value
                                         Series                 Series
                                      -------------          ------------
                                          Value                 Value
                                        (Note 2A)             (Note 2A)
COMMON STOCK
 Aerospace & Defense................. $  7,701,600     1.6%
 Apparel & Textiles..................    6,329,184     1.3%
 Auto Parts..........................       26,250     0.0%
 Banks...............................   19,616,468     4.0%  $101,163,078  10.9%
 Building & Construction.............    2,326,188     0.5%    23,686,444   2.6%
 Business Services...................   19,920,947     4.1%     6,430,556   0.7%
 Chemicals...........................   15,948,937     3.3%    18,221,225   2.0%
 Communication Services..............   26,094,741     5.4%     9,427,950   1.0%
 Communications......................   17,901,071     3.7%
 Computer & Business Equipment.......   25,723,641     5.3%   123,153,656  13.3%
 Conglomerates.......................                          45,443,400   4.9%
 Construction Materials..............    3,614,019     0.7%     6,036,210   0.7%
 Containers & Glass..................                          13,237,000   1.4%
 Cosmetics & Toiletries..............                           2,423,988   0.3%
 Domestic Oil........................    4,976,597     1.0%    10,626,626   1.1%
 Drugs & Health Care.................   74,706,643    15.4%    88,163,699   9.5%
 Electrical Equipment................   19,083,130     3.9%     4,364,121   0.5%
 Electric Utilities..................    9,853,131     2.0%
 Electronics.........................   15,919,295     3.3%    16,530,396   1.8%
 Financial Services..................   20,090,623     4.1%   150,566,563  16.3%
 Food & Beverages....................   11,635,769     2.4%
 Gas & Pipeline Utilities............   12,932,825     2.7%
 Hotels & Restaurants................    9,635,240     2.0%    29,476,400   3.2%
 Household Appliances & Home
  Furnishings........................   14,723,004     3.0%
 Industrial Machinery................   10,942,269     2.2%     7,435,106   0.8%
 Insurance...........................   21,040,656     4.3%    86,384,950   9.3%
 Mining..............................      967,500     0.2%
 Paper & Forest......................    1,943,525     0.4%
 Publishing..........................    1,367,080     0.3%     1,800,675   0.2%
 Railroads & Equipment...............    4,924,588     1.0%
 Real Estate Investment Trust........   14,145,688     2.9%     4,057,794   0.4%
 Retail..............................   19,651,362     4.0%    25,376,287   2.7%
 Software............................   46,125,981     9.5%     4,380,984   0.5%
 Telephone...........................                           6,890,236   0.7%
 Tobacco.............................                          25,454,000   2.8%
 Trucking & Freight Forwarding.......                          11,874,244   1.3%
                                      ------------           ------------
 Total Common Stock..................  459,867,952    94.5%   822,605,588  88.9%
                                      ------------           ------------
PREFERRED STOCKS
 Real Estate Investment Trust........                           3,557,231   0.4%
                                                             ------------
 Total Preferred Stocks..............                           3,557,231   0.4%
                                                             ------------
SHORT-TERM OBLIGATIONS
 Commercial Paper....................   28,237,453     5.8%
 Repurchase Agreements...............                          97,904,000  10.6%
                                      ------------           ------------
 Total Short-Term Obligations........   28,237,453     5.8%    97,904,000  10.6%
                                      ------------           ------------
TOTAL INVESTMENTS....................  488,105,405   100.3%   924,066,819  99.9%
 Other Assets Less Liabilities.......   (1,666,868)   (0.3%)    1,198,297   0.1%
                                      ------------           ------------
NET ASSETS........................... $486,438,537   100.0%  $925,265,116 100.0%
                                      ============           ============

                      Fidelity Variable Insurance Products

                            Fidelity
                           VIP Equity            Fidelity          Fidelity VIP II
                             Income             VIP Growth         Investment Grade
                           Portfolio            Portfolio           Bond Portfolio
                         --------------       --------------       ----------------
                             Value                Value                 Value
                           (Note 2A)            (Note 2A)             (Note 2A)
COMMON STOCK
 Aerospace & Defense.... $  351,214,731  3.3% $  208,175,628  1.2%
 Apparel & Textiles.....     12,946,245  0.1%
 Auto Parts.............     97,023,069  0.9%     79,988,850  0.4%
 Banks..................  1,189,375,209 11.2%    215,735,446  1.2%
 Broadcasting...........     32,922,793  0.3%    328,745,045  1.9%
 Chemicals..............    325,818,866  3.1%    153,372,176  0.9%
 Communications.........                         893,558,839  5.1%
 Computer Related.......    371,475,403  3.5%  3,048,926,421 17.5%
 Consumer Durables......     85,136,050  0.8%
 Construction
  Materials.............     56,686,238  0.5%     24,208,893  0.2%
 Drugs & Health Care....    849,624,769  8.0%  3,523,123,015 20.2%
 Electric Utilities.....    312,762,853  2.9%     52,085,725  0.3%
 Electrical Equipment...    307,346,488  2.9%    584,243,075  3.4%
 Electronics............    148,387,503  1.4%  1,367,980,050  7.9%
 Energy Services........    192,188,726  1.8%    653,936,470  3.7%
 Engineering............                          21,977,638  0.1%
 Federal Sponsored
  Credit................    471,776,588  4.4%    322,925,213  1.9%
 Financial Services.....    737,597,533  6.9%    153,587,179  0.9%
 Food & Beverages.......     12,475,375  0.1%    614,894,394  3.6%
 Gas & Oil..............  1,206,660,633 11.3%    415,995,065  2.4%
 Hotels & Restaurants...    102,704,555  1.0%    319,781,638  1.8%
 Household Products.....    215,925,829  2.0%    408,827,324  2.3%
 Industrial Machinery...    422,761,484  4.0%
 Insurance..............    361,929,848  3.4%    684,103,968  3.9%
 Iron & Steel...........     41,634,406  0.4%
 Leisure................    256,927,546  2.4%    132,539,307  0.8%
 Metals & Mining........    115,087,576  1.0%     27,056,751  0.1%
 Packaging &
  Containers............     19,937,831  0.2%
 Paper & Forest.........    163,410,612  1.5%    114,899,526  0.7%
 Pollution Control......     11,438,281  0.1%
 Publishing.............     41,928,775  0.4%
 Real Estate Investment
  Trusts................    101,797,111  1.0%
 Retail & Wholesale.....    320,745,099  3.0%    524,538,058  3.0%
 Savings & Loans........     22,159,126  0.2%
 Securities Industry....    134,572,835  1.3%    303,866,597  1.7%
 Services...............     80,539,616  0.8%     26,469,659  0.1%
 Shipbuilding...........     39,444,600  0.4%
 Tobacco................    164,612,800  1.6%    346,284,400  2.0%
 Transportation.........    130,402,782  1.2%    148,937,861  0.9%
 Utilities-Cellular.....      8,862,269  0.1%    340,717,183  2.0%
 Telephone Services.....    614,139,761  5.8%    142,093,038  0.8%
                         --------------       --------------
 Total Common Stock..... 10,132,381,814 95.2% 16,183,574,432 92.9%
                         --------------       --------------

PREFERRED STOCK
 Broadcasting...........     46,087,688  0.5%
 Communication
  Services..............                           1,528,257  0.0%
 Electric Utilities.....     47,413,675  0.5%
 Gas & Oil..............     14,242,380  0.1%
 Leisure................     30,497,320  0.3%
 Industrial Machinery...     10,537,328  0.1%
 Insurance..............     32,150,050  0.3%
 Paper & Forest.........     10,993,500  0.1%
 Publishing.............     17,654,511  0.1%
 Transportation.........     41,988,800  0.4%
                         --------------       --------------
 Total Preferred Stock..    251,565,252  2.4%      1,528,257  0.0%
                         --------------       --------------
 Total Equity
  Securities............ 10,383,947,066 97.6% 16,185,102,689 92.9%
                         --------------       --------------

                      Fidelity Variable Insurance Products

                              Fidelity
                             VIP Equity                Fidelity            Fidelity VIP II
                               Income                 VIP Growth           Investment Grade
                              Portfolio                Portfolio            Bond Portfolio
                           ---------------          ---------------        ----------------
                                Value                    Value                  Value
                              (Note 2A)                (Note 2A)              (Note 2A)
CORPORATE BONDS
 Aerospace & Defense.....                                                    $    722,928     0.1%
 Banks...................                                                      32,770,185     4.5%
 Broadcasting............  $    18,267,433    0.2%                             13,821,406     1.9%
 Chemicals...............          810,600    0.0%
 Computer Related........        5,797,500    0.1%                              8,770,650     1.2%
 Construction Materials..          987,413    0.0%
 Electric Utilities......        2,685,950    0.0%                             15,521,045     2.1%
 Electronics.............        5,342,400    0.0%
 Energy Services.........        1,755,600    0.0%
 Financial Services......        3,691,500    0.0%                             57,186,415     7.7%
 Food & Beverages........                                                       1,275,067     0.2%
 Gas & Oil...............        1,337,625    0.0%                             15,572,461     2.1%
 Health..................        2,567,775    0.0%
 Hotels & Restaurants....          705,600    0.0%
 Industrial Machinery....                                                       1,388,505     0.2%
 Insurance...............        4,745,925    0.1%                                724,523     0.1%
 Leisure.................        1,051,688    0.0%                              2,152,786     0.3%
 Paper & Forest..........                                                       2,260,217     0.3%
 Publishing..............       28,430,587    0.3%                              1,861,467     0.2%
 Real Estate.............                                                       2,834,580     0.4%
 Real Estate Investment
  Trusts.................       39,537,641    0.4%                             19,719,753     2.7%
 Retail & Wholesale......                                                       1,735,802     0.2%
 Savings & Loans.........                                                         746,918     0.1%
 Securities Industry.....                                                       2,842,261     0.4%
 Telephone Services......        5,238,925    0.1%                             22,379,478     3.0%
 Tobacco.................                                                       1,752,426     0.2%
 Transportation..........        1,657,475    0.0%                              6,844,761     0.9%
 Utilities-Cellular......       21,545,426    0.2%
                           ---------------                                   ------------
 Total Corporate Bonds...      146,157,063    1.4%                            212,883,634    28.8%
                           ---------------                                   ------------
U.S. Government and
 Government Agency
 Obligations.............                                                     193,930,547    26.2%
U.S. Government Agency
 Mortgage Securities.....                                                     236,270,822    31.9%
Asset Backed Securities..                                                      25,004,044     3.4%
Commercial Mortgage
 Securities..............                                                      16,801,915     2.3%
Foreign Government and
 Government Agency
 Obligations.............                                                      22,816,177     3.0%
Supranational
 Obligations.............                                                       4,073,840     0.6%
Floating Rate Loans......        2,041,060    0.0%
Cash Equivalents.........      142,294,911    1.3%  $ 1,229,140,503   7.1%     54,751,000     7.4%
                           ---------------          ---------------          ------------
TOTAL INVESTMENTS........   10,674,440,100  100.3%   17,414,243,192 100.0%    766,531,979   103.6%
 Other Assets Less
  Liabilities............      (30,546,223)  (0.3%)       7,172,807   0.0%    (26,285,730)   (3.6%)
                           ---------------          ---------------          ------------
NET ASSETS...............  $10,643,893,877  100.0%  $17,421,415,999 100.0%   $740,246,249   100.0%
                           ===============          ===============          ============

                      Fidelity Variable Insurance Products

                                                            Fidelity VIP
                                                            Money Market
                                                             Portfolio
                                                           --------------
                                                               Value
                                                             (Note 2A)
CERTIFICATES OF DEPOSIT
 Domestic Certificates of Deposits........................ $   10,000,000   0.4%
 London Branch, Eurodollar, Foreign Banks.................    435,001,361  19.5%
 New York Branch, Yankee Dollar, Foreign Banks............    264,975,517  11.9%
                                                           --------------
 Total Certificates of Deposit............................    709,976,878  31.8%
                                                           --------------
 Commercial Paper.........................................  1,202,845,391  53.8%
 Bank Notes...............................................     59,993,707   2.7%
 Master Notes.............................................     10,000,000   0.4%
 Medium Term Notes........................................     69,993,812   3.1%
 Short-Term Notes.........................................    109,000,000   4.9%
 Repurchase Agreements....................................     37,063,000   1.7%
                                                           --------------
TOTAL INVESTMENTS.........................................  2,198,872,788  98.4%
 Other Assets and Liabilities.............................     34,680,000   1.6%
                                                           --------------
NET ASSETS................................................ $2,233,552,788 100.0%
                                                           ==============

6.SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 2000--(Contined)

                      Fidelity Variable Insurance Products

                                                               Fidelity
                                                             VIP II Asset
                                                               Manager
                                                              Portfolio
                                                            --------------
                                                                Value
                                                              (Note 2A)
COMMON STOCK
 Aerospace & Defense....................................... $   48,927,772  1.2%
 Apparel & Textiles........................................      7,703,625  0.2%
 Banks.....................................................     36,316,272  0.9%
 Broadcasting..............................................         71,098  0.0%
 Chemicals.................................................     19,512,500  0.5%
 Communications Equipment..................................    132,465,575  3.2%
 Computer Related..........................................    234,278,132  5.6%
 Consumer Durables.........................................     12,074,100  0.3%
 Drugs & Health Care.......................................    296,227,663  7.1%
 Electric Utilities........................................     66,793,739  1.6%
 Electrical Equipment......................................    104,817,044  2.5%
 Electronics...............................................    119,394,559  2.9%
 Energy Services...........................................     11,915,375  0.3%
 Federal Sponsored Credit..................................     22,415,000  0.5%
 Financial Services........................................     99,776,652  2.4%
 Food & Beverages..........................................    151,165,901  3.7%
 Gas & Oil.................................................    180,188,953  4.3%
 Hotels & Restaurants......................................     13,405,350  0.3%
 Household Products........................................     17,428,500  0.4%
 Industrial Machinery......................................     23,630,625  0.6%
 Insurance.................................................    113,139,406  2.7%
 Leisure...................................................     17,274,675  0.4%
 Paper & Forest............................................      9,189,700  0.2%
 Publishing................................................     23,750,301  0.6%
 Retail & Wholesale........................................     91,646,994  2.2%
 Savings & Loans...........................................     28,937,250  0.7%
 Securities Industry.......................................     77,854,900  1.9%
 Services..................................................      3,577,500  0.1%
 Shipbuilding..............................................     19,500,000  0.4%
 Transportation............................................     11,446,875  0.3%
 Utilities-Cellular........................................      2,126,250  0.0%
 Telephone Services........................................     58,639,893  1.4%
                                                            --------------
 Total Common Stock........................................  2,055,592,179 49.4%
                                                            --------------

PREFERRED STOCK
 Broadcasting..............................................     18,153,938  0.5%
 Drugs & Health Care.......................................        628,166  0.0%
 Insurance.................................................      1,488,984  0.0%
 Publishing................................................      4,544,220  0.1%
 Telephone Services........................................     14,658,310  0.3%
 Utilities-Cellular........................................     19,029,610  0.5%
                                                            --------------
 Total Preferred Stock.....................................     58,503,228  1.4%
                                                            --------------
 Total Equity Securities...................................  2,114,095,407 50.8%
                                                            --------------

CORPORATE BONDS
 Apparel & Textiles........................................      4,828,110  0.1%
 Auto Parts................................................      3,815,446  0.1%
 Banks.....................................................     61,170,793  1.5%
 Broadcasting..............................................    126,839,410  3.1%
 Chemicals.................................................     17,785,863  0.4%
 Coal......................................................      1,582,050  0.0%
 Communications............................................      2,046,145  0.1%
 Computer Related..........................................     12,470,917  0.3%
 Construction Materials....................................      1,345,838  0.0%
 Electric Utilities........................................     31,286,810  0.7%
 Electronics...............................................      9,117,650  0.2%
 Energy Services...........................................      3,167,588  0.1%
 Financial Services........................................     90,569,427  2.1%
 Food & Beverages..........................................      8,354,420  0.2%
 Gas & Oil.................................................     27,814,396  0.7%
 Health....................................................     15,430,863  0.4%
 Home Furnishings..........................................        279,125  0.0%
 Hotels & Restaurants......................................     30,101,763  0.7%
 Industrial Machinery......................................      9,913,995  0.2%
 Leisure...................................................     13,810,970  0.3%
 Packaging & Containers....................................      4,066,750  0.1%
 Paper & Forest............................................      3,271,395  0.1%
 Pollution Control.........................................      5,989,050  0.2%
 Publishing................................................     10,391,432  0.3%

                      Fidelity Variable Insurance Products

                                                           Fidelity
                                                         VIP II Asset
                                                           Manager
                                                          Portfolio
                                                        --------------
                                                            Value
                                                          (Note 2A)
 Real Estate........................................... $    2,947,552    0.1%
 Real Estate Investment Trusts.........................     14,161,006    0.3%
 Retail & Wholesale....................................      9,173,080    0.2%
 Savings & Loans.......................................     14,225,224    0.3%
 Securities Industry...................................      6,490,979    0.2%
 Services..............................................      5,634,525    0.1%
 Telephone Services....................................     40,729,861    1.0%
 Tobacco...............................................      8,800,552    0.2%
 Transportation........................................     37,711,582    0.9%
 Utilities-Cellular....................................     77,451,333    1.9%
                                                        --------------
 Total Corporate Bonds.................................    712,775,900   17.1%
                                                        --------------
U.S. Government and Government Agency Obligations......    294,044,616    7.1%
U.S. Government Agency Mortgage Securities.............    454,788,263   10.9%
Asset Backed Securities................................     35,472,341    0.8%
Collateralized Mortgage Obligations....................     11,793,400    0.3%
Commercial Mortgage Securities.........................     70,427,323    1.7%
Foreign Government and Government Agency Obligations...     19,820,450    0.5%
Supranational Obligations..............................      4,837,685    0.1%
FLOATING RATE LOANS
 Broadcasting..........................................     30,758,399    0.7%
 Chemicals.............................................     11,278,635    0.3%
 Computer Related......................................      1,155,750    0.0%
 Consumer Durables.....................................      2,359,305    0.0%
 Drugs & Health Care...................................     11,767,611    0.3%
 Electronics...........................................      1,656,745    0.1%
 Energy Services.......................................      4,452,049    0.1%
 Financial Services....................................      6,602,000    0.2%
 Food & Beverages......................................      3,849,688    0.1%
 Home Furnishings......................................      3,496,319    0.1%
 Hotels & Restaurants..................................      4,478,250    0.1%
 Leisure...............................................      3,333,000    0.1%
 Packaging & Containers................................      6,548,977    0.1%
 Paper & Forest........................................      3,102,575    0.1%
 Pollution Control.....................................      4,750,000    0.1%
 Publishing............................................      3,937,656    0.1%
 Retail & Wholesale....................................      3,199,997    0.1%
 Services..............................................     11,962,224    0.3%
 Tobacco...............................................      1,702,109    0.0%
 Transportation........................................      1,212,000    0.0%
 Utilities-Cellular....................................     33,916,674    0.8%
 Telephone Services....................................      4,212,500    0.1%
                                                        --------------
 Total Floating Rate Loans.............................    159,732,463    3.8%
                                                        --------------
Commercial Paper.......................................      6,799,823    0.2%
Cash Equivalents.......................................      2,635,000    0.1%
Money Market Funds.....................................    329,020,721    7.9%
                                                        --------------
 TOTAL INVESTMENTS.....................................  4,216,243,392  101.3%
 Other Assets Less Liabilities.........................    (52,706,047)  (1.3%)
                                                        --------------
NET ASSETS............................................. $4,163,537,345  100.0%
                                                        ==============

                      Fidelity Variable Insurance Products

                                                            Fidelity
                                                          VIP Overseas
                                                           Portfolio
                                                         --------------
                                                             Value
                                                           (Note 2A)
COMMON STOCK
 Australia.............................................. $   38,561,904    1.5%
 Brazil.................................................      5,327,100    0.2%
 Canada.................................................     77,384,370    3.1%
 Denmark................................................      6,069,079    0.2%
 Finland................................................    192,887,294    7.6%
 France.................................................    238,319,074    9.4%
 Germany................................................     91,302,803    3.6%
 Hong Kong..............................................     62,472,926    2.5%
 Ireland................................................     13,518,458    0.5%
 Italy..................................................     44,720,875    1.8%
 Japan..................................................    583,353,548   23.0%
 Korea (South)..........................................     62,923,499    2.5%
 Marshal Islands........................................     17,582,600    0.7%
 Mexico.................................................     12,220,738    0.5%
 Netherlands............................................    162,171,986    6.4%
 Norway.................................................     11,375,161    0.4%
 Singapore..............................................     10,606,839    0.4%
 Spain..................................................     62,953,811    2.5%
 Sweden.................................................     35,879,433    1.4%
 Switzerland............................................    160,862,133    6.3%
 Taiwan.................................................     31,681,656    1.3%
 United Kingdom.........................................    286,657,585   11.3%
 United States of America...............................     79,673,051    3.1%
                                                         --------------
 Total Common Stock.....................................  2,288,505,923   90.2%
                                                         --------------
 Investment Companies...................................      2,945,250    0.1%
Government Obligations..................................      1,832,980    0.1%
Cash Equivalents........................................    314,111,447   12.4%
                                                         --------------
TOTAL INVESTMENTS.......................................  2,607,395,600  102.8%
 Other Assets Less Liabilities..........................    (70,280,456)  (2.8%)
                                                         --------------
NET ASSETS.............................................. $2,537,115,144  100.0%
                                                         ==============

                       Calvert Variable Series Fund, Inc.

                                        Calvert               Calvert
                                         Social               Social
                                        Balanced              Mid Cap
                                       Portfolio             Portfolio
                                      ------------          -----------
                                         Value                 Value
                                       (Note 2A)             (Note 2A)
COMMON STOCK
 Air Freight......................... $  1,318,680    0.4%
 Airlines............................    1,609,440    0.4%
 Banks...............................   12,149,804    3.4%
 Biotechnology.......................    4,363,869    1.2%
 Chemicals...........................    2,098,937    0.6%
 Communications Equipment............   10,238,144    2.8%  $ 1,424,625   2.2%
 Computer Equipment & Services.......   32,498,879    9.0%    5,893,856   9.2%
 Consumer Finance....................    2,794,500    0.8%
 Electrical Equipment................    3,315,420    0.9%    4,120,022   6.4%
 Electronics.........................    9,640,325    2.7%    5,484,337   8.6%
 Entertainment & Leisure.............    1,526,400    0.4%
 Financial Services..................   17,815,778    4.9%    1,638,800   2.6%
 Food & Beverages....................    8,158,869    2.3%    2,301,338   3.6%
 Healthcare Services.................   21,916,651    6.1%    9,840,086  15.4%
 Household Products..................    2,517,450    0.7%
 Insurance...........................   13,259,742    3.7%      317,625   0.5%
 Investment Bank/Broker Firm.........                         5,055,082   7.9%
 Leisure.............................                           798,975   1.2%
 Manufacturing.......................                           766,325   1.2%
 Oil & Gas Exploration...............   10,575,187    2.9%    1,461,425   2.3%
 Personal Care.......................    2,062,737    0.6%
 Power Producers.....................                         2,315,175   3.6%
 Retail..............................   18,618,029    5.2%    6,505,114  10.2%
 Retail Services.....................   10,969,256    3.0%
 Services............................                         9,762,500  15.2%
 Telecommunications Equipment &
  Services...........................    5,669,104    1.6%
 Telephone...........................                         1,733,875   2.7%
 Utilities-Telephone.................    3,637,207    1.0%
                                      ------------          -----------
 Total Common Stock..................  196,754,408   54.6%   59,419,160  92.8%
                                      ------------          -----------
Corporate Obligations................   91,549,234   25.4%
U.S. Government Agencies and
 Instrumentalities...................   38,327,835   10.6%
Municipal Obligations................   33,472,947    9.3%
U.S. Treasury Notes..................    6,294,857    1.8%
Short Term Investments-Repurchase
 Agreements..........................                         4,600,000   7.2%
                                      ------------          -----------
TOTAL INVESTMENTS....................  366,399,281  101.7%   64,019,160 100.0%
 Other Assets Less Liabilities.......   (6,064,210)  (1.7%)       7,817   0.0%
                                      ------------          -----------
NET ASSETS........................... $360,335,071  100.0%  $64,026,977 100.0%
                                      ============          ===========

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

6.SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 2000--(Concluded)

The value of the investments of the Funds, portfolios are determined using the following valuation techniques:

Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued. Lacking any sales, securities are valued at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which values such securities at last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or in the case of Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors of its delegates. If no closing price is available, then such securities are valued, first, by using the mean between last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, or, third, by using the last available price).

Domestic securities traded on over-the-counter markets are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which would value such security, first, at the last sale price and, second, at the bid price or the Scudder Global Equity and the Neuberger Berman Partners Mid Cap Value Portfolios that value such securities first, at last sale price and, second at last bid price). All non-U.S. securities traded on over-the-counter securities markets are valued at the last sale quote if market quotations are available, or the last closing bid price if there is no active trading in a particular security for a given day (except the Neuberger Berman Partners Mid Cap Value Portfolio which is valued at the mean between closing bid and asked prices). Where market quotations are not readily available for such non-domestic, over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors or its delegates believe accurately reflects fair value. Portfolio securities that are traded both on over-the-counter markets and on a stock exchange are valued according to the broadest and most representative market. For debt securities, this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations.

Forward foreign exchange contracts are valued based on the closing prices of the forward currency contract rates in London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same method as securities having a maturity of more than sixty days.

Options on securities, indices, or futures contracts are valued at the last sales price available as of the close of business on the day of valuation. If no sales have occurred, options are valued at the mean between bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to market daily. The value of futures contracts will be the sum of the margin deposits plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated. For this purpose, value is the value established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Money Market Fund investments are valued utilizing the amortized cost method of valuation.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Financial Statements
                    as of December 31, 2000 and 1999 and for
         Each of the Three Years in the Period Ended December 31, 2000
                                      and
                          Independent Auditors' Report

                         Independent Auditors' Report

The Board of Directors and Shareholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 9, 2001

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 and 1999
                             (Dollars in millions)

                                                                2000     1999
                                                              -------- --------
ASSETS
Investments:
 Fixed maturities available-for-sale, at fair value.........  $112,445 $ 96,981
 Equity securities, at fair value...........................     2,193    2,006
 Mortgage loans on real estate..............................    21,951   19,739
 Real estate and real estate joint ventures.................     5,504    5,649
 Policy loans...............................................     8,158    5,598
 Other limited partnership interests........................     1,652    1,331
 Short-term investments.....................................       930    3,055
 Other invested assets......................................     2,898    1,501
                                                              -------- --------
 Total investments..........................................   155,731  135,860
Cash and cash equivalents...................................     3,419    2,789
Accrued investment income...................................     2,040    1,725
Premiums and other receivables..............................     8,732    6,681
Deferred policy acquisition costs...........................    10,497    9,070
Deferred income taxes.......................................       --       603
Other assets................................................     3,823    3,563
Separate account assets.....................................    70,250   64,941
                                                              -------- --------
 Total assets...............................................  $254,492 $225,232
                                                              ======== ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Future policy benefits......................................  $ 81,966 $ 73,582
Policyholder account balances...............................    54,309   45,901
Other policyholder funds....................................     5,583    4,498
Policyholder dividends payable..............................     1,082      974
Policyholder dividend obligation............................       385      --
Short-term debt.............................................     1,094    4,208
Long-term debt..............................................     3,443    2,514
Current income taxes payable................................       127      548
Deferred income taxes payable...............................       742      --
Payables under securities loaned transactions...............    12,301    6,461
Other liabilities...........................................     7,076    7,915
Separate account liabilities................................    70,250   64,941
                                                              -------- --------
 Total liabilities..........................................   238,358  211,542
                                                              -------- --------
Commitments and contingencies (Note 10)
Company-obligated mandatorily redeemable securities of
 subsidiary trust...........................................       118      --
                                                              -------- --------
Stockholder's Equity:
Common stock, par value $0.01 per share; 1,000,000,000
 shares authorized; 494,466,664 shares issued and
 outstanding................................................         5      --
Additional paid-in capital..................................    14,549      --
Retained earnings...........................................       407   14,100
Accumulated other comprehensive income (loss)...............     1,055     (410)
                                                              -------- --------
 Total stockholder's equity.................................    16,016   13,690
                                                              -------- --------
 Total liabilities and stockholder's equity.................  $254,492 $225,232
                                                              ======== ========


          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 and 1998
                             (Dollars in millions)

                                                       2000     1999     1998
                                                      -------  -------  -------
REVENUES
Premiums............................................  $16,263  $12,088  $11,503
Universal life and investment-type product policy
 fees...............................................    1,820    1,433    1,360
Net investment income...............................   11,773    9,816   10,228
Other revenues......................................    2,462    2,154    1,994
Net investment (losses) gains (net of amounts
 allocable to other accounts of $(54), $(67) and
 $608, respectively)................................     (418)     (70)   2,021
                                                      -------  -------  -------
 Total revenues.....................................   31,900   25,421   27,106
                                                      -------  -------  -------
EXPENSES
Policyholder benefits and claims (excludes amounts
 directly related to net investment gains (losses)
 of $41, $(21) and $368, respectively)..............   16,935   13,100   12,638
Interest credited to policyholder account balances..    2,935    2,441    2,711
Policyholder dividends..............................    1,913    1,690    1,651
Payments to former Canadian policyholders...........      327      --       --
Demutualization costs...............................      230      260        6
Other expenses (excludes amounts directly related to
 net investment (losses) gains of $(95), $(46) and
 $240, respectively)................................    8,134    6,755    8,019
                                                      -------  -------  -------
 Total expenses.....................................   30,474   24,246   25,025
                                                      -------  -------  -------
Income before provision for income taxes............    1,426    1,175    2,081
Provision for income taxes..........................      477      558      738
                                                      -------  -------  -------
Net income..........................................  $   949  $   617  $ 1,343
                                                      =======  =======  =======
Net income after April 7, 2000 (date of
 demutualization) (Note 1)..........................  $ 1,169
                                                      =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 and 1998
                             (Dollars in millions)

                                                                Accumulated Other
                                                           Comprehensive Income (Loss)
                                                      -------------------------------------
                                                                       Foreign    Minimum
                                 Additional           Net Unrealized  Currency    Pension
                          Common  Paid-in   Retained    Investment   Translation Liability
                          Stock   Capital   Earnings  Gains (Losses) Adjustment  Adjustment  Total
                          ------ ---------- --------  -------------- ----------- ---------- -------
Balance at January 1,
 1998...................  $ --    $   --    $12,140       $1,898        $ (31)     $ --     $14,007
Comprehensive income:
 Net income.............                      1,343                                           1,343
 Other comprehensive
  loss:
 Unrealized investment
  losses, net of related
  offsets,
  reclassification
  adjustments and income
  taxes.................                                    (358)                              (358)
 Foreign currency
  translation
  adjustments...........                                                 (113)                 (113)
 Minimum pension
  liability adjustment..                                                             (12)       (12)
                                                                                            -------
 Other comprehensive
  loss..................                                                                       (483)
                                                                                            -------
 Comprehensive income...                                                                        860
                          -----   -------   -------       ------        -----      -----    -------
Balance at December 31,
 1998...................    --        --     13,483        1,540         (144)       (12)    14,867
Comprehensive loss:
 Net income.............                        617                                             617
 Other comprehensive
  loss:
 Unrealized investment
  losses, net of related
  offsets,
  reclassification
  adjustments and income
  taxes.................                                  (1,837)                            (1,837)
 Foreign currency
  translation
  adjustments...........                                                   50                    50
 Minimum pension
  liability adjustment..                                                              (7)        (7)
                                                                                            -------
 Other comprehensive
  loss..................                                                                     (1,794)
                                                                                            -------
 Comprehensive loss.....                                                                     (1,177)
                          -----   -------   -------       ------        -----      -----    -------
Balance at December 31,
 1999...................    --        --     14,100         (297)         (94)       (19)    13,690
Policy credits and cash
 payments to eligible
 policyholders..........                     (2,958)                                         (2,958)
Common stock issued in
 demutualization........      5    10,917   (10,922)                                            --
Capital contribution
 from Parent............            3,632                                                     3,632
Dividends on common
 stock..................                       (762)                                           (762)
Comprehensive income:
 Net loss before date of
  demutualization.......                       (220)                                           (220)
 Net income after date
  of demutualization....                      1,169                                           1,169
 Other comprehensive
  income:
 Unrealized investment
  gains, net of related
  offsets,
  reclassification
  adjustments and income
  taxes.................                                   1,480                              1,480
 Foreign currency
  translation
  adjustments...........                                                   (6)                   (6)
 Minimum pension
  liability adjustment..                                                              (9)        (9)
                                                                                            -------
 Other comprehensive
  income................                                                                      1,465
                                                                                            -------
 Comprehensive income...                                                                      2,414
                          -----   -------   -------       ------        -----      -----    -------
Balance at December 31,
 2000...................  $   5   $14,549   $   407       $1,183        $(100)     $ (28)   $16,016
                          =====   =======   =======       ======        =====      =====    =======



          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 and 1998
                             (Dollars in millions)

                                                    2000      1999      1998
                                                  --------  --------  --------
Cash flows from operating activities
Net Income....................................... $    949  $    617  $  1,343
 Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expenses.........      498       173        56
  Gains (losses) from sales of investments and
   businesses, net...............................      471       137    (2,629)
  Change in undistributed income of real estate
   joint ventures and other limited partnership
   interests.....................................     (200)     (322)      (91)
  Interest credited to other policyholder account
   balances......................................    2,935     2,441     2,711
  Universal life and investment-type product
   policy fees...................................   (1,820)   (1,433)   (1,360)
  Change in accrued investment income............     (171)      269      (181)
  Change in premiums and other receivables.......     (931)     (619)   (2,681)
  Change in deferred policy acquisition costs,
   net...........................................     (880)     (389)     (188)
  Change in insurance-related liabilities........    3,144     2,243     1,481
  Change in income taxes payable.................      246        22       251
  Change in other liabilities....................   (2,180)      857     2,390
  Other, net.....................................     (764)     (131)     (260)
                                                  --------  --------  --------
Net cash provided by operating activities........    1,297     3,865       842
                                                  --------  --------  --------
Cash flows from investing activities
 Sales, maturities and repayments of:
  Fixed maturities...............................   57,295    73,120    57,857
  Equity securities..............................      899       760     3,085
  Mortgage loans on real estate..................    2,163     1,992     2,296
  Real estate and real estate joint ventures.....      655     1,062     1,122
  Other limited partnership interests............      422       469       146
 Purchases of:
  Fixed maturities...............................  (63,991)  (72,253)  (67,543)
  Equity securities..............................     (863)     (410)     (854)
  Mortgage loans on real estate..................   (2,836)   (4,395)   (2,610)
  Real estate and real estate joint ventures.....     (407)     (341)     (423)
  Other limited partnership interests............     (660)     (465)     (723)
 Net change in short-term investments............    2,382    (1,577)     (761)
 Net change in policy loans......................     (315)        2       133
 Purchase of businesses, net of cash received....     (416)   (2,972)      --
 Proceeds from sales of businesses...............      877       --      7,372
 Net change in payable under securities loaned
  transactions...................................    5,840     2,692     3,769
 Other, net......................................     (623)      (73)     (183)
                                                  --------  --------  --------
Net cash provided by (used in) investing
 activities...................................... $    422  $ (2,389) $  2,683
                                                  --------  --------  --------

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 and 1998
                             (Dollars in millions)

                                                   2000      1999      1998
                                                 --------  --------  --------
Cash flows from financing activities
 Policyholder account balances:
  Deposits...................................... $ 28,834  $ 18,428  $ 19,361
  Withdrawals...................................  (28,235)  (20,650)  (21,706)
 Net change in short-term debt..................   (3,114)      623    (1,002)
 Long-term debt issued..........................    1,230        44       693
 Long-term debt repaid..........................     (124)     (433)     (481)
 Capital contribution from Parent...............    3,632       --        --
 Cash payments to eligible policyholders........   (2,550)      --        --
 Dividends on common stock......................     (762)      --        --
                                                 --------  --------  --------
Net cash used in financing activities...........   (1,089)   (1,988)   (3,135)
                                                 --------  --------  --------
Change in cash and cash equivalents.............      630      (512)      390
Cash and cash equivalents, beginning of year....    2,789     3,301     2,911
                                                 --------  --------  --------
Cash and cash equivalents, end of year.......... $  3,419  $  2,789  $  3,301
                                                 ========  ========  ========
Supplemental disclosures of cash flow
 information:
Cash paid during the year for:
 Interest....................................... $    440  $    388  $    367
                                                 ========  ========  ========
 Income taxes................................... $    222  $    587  $    579
                                                 ========  ========  ========
Non-cash transactions during the year:
 Policy credits to eligible policyholders....... $    408  $    --   $    --
                                                 ========  ========  ========
 Business acquisitions--assets.................. $ 22,936  $  4,832  $    --
                                                 ========  ========  ========
 Business acquisitions--liabilities............. $ 22,437  $  1,860  $    --
                                                 ========  ========  ========
 Business dispositions--assets.................. $  1,879  $    --   $ 10,663
                                                 ========  ========  ========
 Business dispositions--liabilities............. $  1,686  $    --   $  3,691
                                                 ========  ========  ========
 Real estate acquired in satisfaction of debt... $     22  $     37  $     69
                                                 ========  ========  ========


          See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.Summary Of Significant Accounting Policies

 Business

  Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance, reinsurance and retirement and savings products and services to corporations and other institutions.

 Basis of Presentation

  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The preparation of financial statements in conformity GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  The accompanying consolidated financial statements include the accounts of Metropolitan Life and subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. Intercompany accounts and transactions have been eliminated.

  The Company uses the equity method to account for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

  Minority interest related to consolidated entities included in other liabilities was $479 million and $245 million at December 31, 2000 and 1999, respectively.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2000 presentation.

 Demutualization

  On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company"), a Delaware corporation. The conversion was pursuant to an order by the New York Superintendent of Insurance ("Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

  On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 Earnings After Date of Demutualization

  Net income after the date of demutualization is based on the results of operations after March 31, 2000, adjusted for the payments to the former Canadian policyholders and costs of demutualization recorded in April 2000 which are applicable to the period prior to April 7, 2000.

 Investments

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate. However, interest ceases to be accrued for loans on which interest is more than 60 days past due.

  Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

  Policy loans are stated at unpaid principal balances.

  Short-term investments are stated at amortized cost, which approximates fair value.

 Derivative Instruments

  The Company uses derivative instruments to reduce the risk associated with changing market values or variable cash flows related to the Company's financial assets and liabilities. This objective is achieved through one of two principal risk management strategies: hedging the changes in fair value of financial assets, liabilities or firm commitments or hedging the variable cash flows of assets, liabilities or forecasted transactions. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

  The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has policies regarding the financial stability and credit standing of its major counterparties.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The Company uses derivative instruments to hedge designated risks. The hedge is expected to be highly effective in offsetting the designated risk at the inception of the contract. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. During any period the derivative instruments are outside their threshold for hedge effectiveness, or if the relationship no longer qualifies as a hedge, all changes in the derivative's value are marked to market through net investment gains and losses.

  Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

  Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income, similar to the accounting for the security to be purchased. Such contracts are accounted for at settlement by recording the purchase of the specified securities at the contracted value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment gains (losses).

  Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expenses. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded in net investment gains and losses.

  The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income (loss), similar to the accounting for the underlying equity securities.

  Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are amortized over the life of the applicable derivative instrument. Any gains or losses relating to these derivative instruments are deferred and are recognized as a component of net investment income over the original term of the derivative instrument.

 Cash and Cash Equivalents

  The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

 Property, Equipment and Leasehold Improvements

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 10 to 40 years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $1,304 million and $1,224 million at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $120 million, $109 million and $116 million for the years ended December 31, 2000, 1999 and 1998, respectively.

 Deferred Policy Acquisition Costs

  The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

  Deferred policy acquisition costs related to internally replaced contracts are expensed at date of replacement.

  Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

  Value of business acquired, included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  Information regarding deferred policy acquisition costs is as follows:

                                                        Years ended December
                                                                 31,
                                                        -----------------------
                                                         2000     1999    1998
                                                        -------  ------  ------
                                                        (Dollars in millions)
   Balance at January 1................................ $ 9,070  $7,028  $6,948
   Capitalization of policy acquisition costs..........   1,805   1,160   1,025
   Value of business acquired..........................   1,681     156      32
                                                        -------  ------  ------
       Total...........................................  12,556   8,344   8,005
                                                        -------  ------  ------
   Amortization allocated to:
     Net investment (losses) gains.....................     (95)    (46)    240
     Unrealized investment gains (losses)..............     596  (1,628)   (216)
     Other expenses....................................   1,472     930     641
                                                        -------  ------  ------
       Total amortization..............................   1,973    (744)    665
                                                        -------  ------  ------
   Dispositions and other..............................     (86)    (18)   (312)
                                                        -------  ------  ------
   Balance at December 31.............................. $10,497  $9,070  $7,028
                                                        =======  ======  ======

  On September 28, 1999, Metropolitan Life's board of directors adopted a plan of reorganization. Consequently, in the fourth quarter of 1999, Metropolitan Life was able to commit to state insurance regulatory authorities that it would establish investment sub-segments to further align investments with the traditional individual life business of the Individual Business segment. As a result, future dividends for the traditional individual life business will be determined based on the results of such investment sub-segments. Additionally, estimated future gross margins used to determine amortization of deferred policy acquisition costs and the amount of unrealized investment gains and losses relating to these products are based on investments in such sub-segments. Using the investments in the sub-segments to determine estimated gross margins and unrealized investment gains and losses increased 1999 amortization of deferred policy acquisition costs by $56 million, net of income taxes of $32 million, and decreased other comprehensive loss in 1999 by $123 million, net of income taxes of $70 million.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Amortization of deferred policy acquisition costs is allocated to (1) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  Investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Goodwill

  The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred.

                                                     Years ended December 31
                                                     --------------------------
                                                       2000     1999     1998
                                                     --------  -------  -------
                                                      (Dollars in millions)
Net Balance at January 1............................ $    611  $   404  $   359
Acquisitions........................................      279      237       67
Amortization........................................      (62)     (30)     (22)
Dispositions........................................     (125)     --       --
                                                     --------  -------  -------
Net Balance at December 31.......................... $    703  $   611  $   404
                                                     ========  =======  =======

                                                             December 31
                                                        -----------------------
                                                           2000        1999
                                                        ----------  -----------
                                                        (Dollars in millions)
Accumulated Amortization............................... $       74  $       118
                                                        ==========  ===========

 Future Policy Benefits and Policyholder Account Balances

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 11%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 12%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 11%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 11%.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 17%, less expenses, mortality charges and withdrawals.

  The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

  Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

 Policyholder Dividends

  Policyholder dividends are approved annually by the boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

 Participating Business

  Participating business represented approximately 22% and 19% of the Company's life insurance in-force, and 81% and 83% of the number of life insurance policies in-force, at December 31, 2000 and 1999, respectively. Participating policies represented approximately 47% and 50%, 50% and 54%, and 45% and 47% of gross and net life insurance premiums for the years ended December 31, 2000, 1999 and 1998, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

 Income Taxes

  Metropolitan Life and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life is not subject to the equity tax after the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

 Reinsurance

  The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

 Foreign Currency Translation

  Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported in earnings.

 Application of Accounting Pronouncements


  Effective December 31, 2000, the Company early adopted Statement of Position ("SOP") 00-3, Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts ("SOP 00-3"). SOP 00-3 provides guidance on accounting by insurance enterprises for demutualizations and the formation of mutual insurance holding companies, including the emergence of earnings from and the financial statement presentation of the closed block formed as a part of a demutualization. Adoption of SOP 00-3 did not have a material effect on the Company's consolidated results of operations other than the reclassification of demutualization costs as operating expenses rather than as an extraordinary item.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing nor underwriting risk and 4) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

  In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 15, 2000. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective January 1, 1999, the Company adopted SOP 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of the provisions of SOP 98-1 had the effect of increasing other assets by $82 million at December 31, 1999.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133 ("SFAS 138"). In June 1999, the FASB also issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 deferred the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133 and SFAS 138 require, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 and SFAS 138, as of January 1, 2001, are required to be reported in income. The Company estimates that the cumulative effect of the adoption SFAS 133 and SFAS 138 will result in a $32 million, net of income taxes of $19 million, increase in other comprehensive income and an insignificant impact on net income.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company currently is in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.Investments

 Fixed Maturities and Equity Securities

  Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                    Gross Unrealized
                                                    -----------------
                                           Cost or
                                          Amortized                   Estimated
                                            Cost      Gain     Loss   Fair Value
                                          --------- -------- -------- ----------
                                                  (Dollars in millions)
   Fixed Maturities:
    Bonds:
    U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies..........  $  8,443  $  1,188 $     16  $  9,615
    States and political subdivisions...     1,563        79        3     1,639
    Foreign governments.................     5,153       341      153     5,341
    Corporate...........................    48,401     1,176    1,466    48,111
    Mortgage and asset-backed
     securities.........................    32,996       697      165    33,528
    Other...............................    13,872       384      366    13,890
                                          --------  -------- --------  --------
     Total bonds........................   110,428     3,865    2,169   112,124
    Redeemable preferred stocks.........       321       --       --        321
                                          --------  -------- --------  --------
     Total fixed maturities.............  $110,749  $  3,865 $  2,169  $112,445
                                          ========  ======== ========  ========
   Equity Securities:
    Common stocks.......................  $    872  $    785 $     55  $  1,602
    Nonredeemable preferred stocks......       577        19        5       591
                                          --------  -------- --------  --------
     Total equity securities............  $  1,449  $    804 $     60  $  2,193
                                          ========  ======== ========  ========

  Fixed maturities and equity securities at December 31, 1999 were as follows:
                                                    Gross Unrealized
                                                    -----------------
                                           Cost or
                                          Amortized                   Estimated
                                            Cost      Gain     Loss   Fair Value
                                          --------- -------- -------- ----------
                                                  (Dollars in millions)
   Fixed Maturities:
    Bonds:
    U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies..........  $  5,990  $    456 $    147  $  6,299
    States and political subdivisions...     1,583         4       45     1,542
    Foreign governments.................     4,090       210       94     4,206
    Corporate...........................    47,505       585    1,913    46,177
    Mortgage and asset-backed
     securities.........................    27,396       112      847    26,661
    Other...............................    12,235       313      462    12,086
                                          --------  -------- --------  --------
     Total bonds........................    98,799     1,680    3,508    96,971
    Redeemable preferred stocks.........        10       --       --         10
                                          --------  -------- --------  --------
     Total fixed maturities.............  $ 98,809  $  1,680 $  3,508  $ 96,981
                                          ========  ======== ========  ========
   Equity Securities:
    Common stocks.......................  $    980  $    921 $     35  $  1,866
    Nonredeemable preferred stocks......       151       --        11       140
                                          --------  -------- --------  --------
     Total equity securities............  $  1,131  $    921 $     46  $  2,006
                                          ========  ======== ========  ========

  The Company held foreign currency derivatives with notional amounts of $3,885 million and $4,002 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2000 and 1999, respectively.

  At December 31, 2000, fixed maturities at estimated fair values held by the Company that were below investment grade or not rated by an independent rating agency totaled $9,864 million. At December 31, 2000, non-income producing fixed maturities were insignificant.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The cost or amortized cost and estimated fair value of bonds at December 31, 2000, by contractual maturity date, are shown below:

                                                             Cost or
                                                            Amortized Estimated
                                                              Cost    Fair Value
                                                            --------- ----------
                                                                (Dollars in
                                                                 millions)
   Due in one year or less................................. $  3,465   $  3,460
   Due after one year through five years...................   21,041     21,275
   Due after five years through ten years..................   23,831     23,904
   Due after ten years.....................................   29,095     29,957
                                                            --------   --------
     Total.................................................   77,432     78,596
   Mortgage and asset-backed securities....................   32,996     33,528
                                                            --------   --------
     Total bonds........................................... $110,428   $112,124
                                                            ========   ========

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of securities classified as available-for-sale were as follows:

                                                         Years ended December
                                                                  31,
                                                        -----------------------
                                                         2000    1999    1998
                                                        ------- ------- -------
                                                         (Dollars in millions)
   Proceeds............................................ $46,205 $59,852 $46,913
   Gross investment gains.............................. $   599 $   605 $ 2,053
   Gross investment losses............................. $ 1,520 $   911 $   486

  Gross investment losses above exclude writedowns recorded during 2000 and 1999 for permanently impaired available-for-sale securities of $324 million and $133 million, respectively.

  Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 Securities Lending Program

  The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $11,746 million and $6,458 million and estimated fair value of $12,289 million and $6,391 million were on loan under the program at December 31, 2000 and 1999, respectively. The Company was liable for cash collateral under its control of $12,301 million and $6,461 million at December 31, 2000 and 1999, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

 Assets on Deposit and Held in Trust

  The Company had investment assets on deposit with regulatory agencies with a fair market value of $597 million and $476 million at December 31, 2000 and 1999, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,234 million at December 31, 2000.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 Mortgage Loans on Real Estate

  Mortgage loans on real estate were categorized as follows:

                                                           December 31
                                                 -------------------------------
                                                      2000            1999
                                                 --------------- ---------------
                                                 Amount  Percent Amount  Percent
                                                 ------- ------- ------- -------
                                                      (Dollars in millions)
   Commercial mortgage loans.................... $16,944    77%  $14,931    75%
   Agricultural mortgage loans..................   4,980    22     4,816    24
   Residential mortgage loans...................     110     1        82     1
                                                 -------   ---   -------   ---
     Total......................................  22,034   100%   19,829   100%
                                                           ===             ===
   Less: Valuation allowances...................      83              90
                                                 -------         -------
     Mortgage loans............................. $21,951         $19,739
                                                 =======         =======

  Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2000, approximately 16%, 7% and 6% of the properties were located in California, New York and Georgia, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $540 million and $547 million at December 31, 2000 and 1999, respectively.

  Changes in mortgage loan valuation allowances were as follows:

                                                    Years ended December 31,
                                                    ---------------------------
                                                     2000      1999      1998
                                                    -------- --------  --------
                                                      (Dollars in millions)
   Balance at January 1............................ $    90  $    173  $    289
   Additions.......................................      38        40        40
   Deductions for writedowns and dispositions......     (74)     (123)     (130)
   Acquisitions (dispositions) of affiliates.......      29       --        (26)
                                                    -------  --------  --------
   Balance at December 31.......................... $    83  $     90  $    173
                                                    =======  ========  ========

  A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                               December 31,
                                                           ---------------------
                                                              2000       1999
                                                           ---------- ----------
                                                           (Dollars in millions)
   Impaired mortgage loans with valuation allowances...... $      592 $      540
   Impaired mortgage loans without valuation allowances...        330        437
                                                           ---------- ----------
     Total................................................        922        977
   Less: Valuation allowances.............................         77         83
                                                           ---------- ----------
     Impaired mortgage loans.............................. $      845 $      894
                                                           ========== ==========

  The average investment in impaired mortgage loans on real estate was $912 million, $1,134 million and $1,282 million for the years ended December 31, 2000, 1999 and 1998, respectively. Interest income on impaired mortgage loans was $76 million, $101 million and $109 million for the years ended December 31, 2000, 1999 and 1998, respectively.

  The investment in restructured mortgage loans on real estate was $784 million and $980 million at December 31, 2000 and 1999, respectively. Interest income of $62 million, $80 million and $74 million was recognized on restructured loans for the years ended December 31, 2000, 1999 and 1998, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $74 million, $92 million and $87 million for the years ended December 31, 2000, 1999 and 1998, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $40 million and $44 million at December 31, 2000 and 1999, respectively.

 Real Estate and Real Estate Joint Ventures

  Real estate and real estate joint ventures consisted of the following:

                                                           December 31,
                                                       ----------------------
                                                          2000        1999
                                                       ----------  ----------
                                                       (Dollars in millions)
   Real estate and real estate joint ventures held-
    for-investment.................................... $    5,495  $    5,440
   Impairments........................................       (272)       (289)
                                                       ----------  ----------
     Total............................................      5,223       5,151
                                                       ----------  ----------
   Real estate and real estate joint ventures held-
    for-sale..........................................        417         719
   Impairments........................................        (97)       (187)
   Valuation allowance................................        (39)        (34)
                                                       ----------  ----------
     Total............................................        281         498
                                                       ----------  ----------
       Real estate and real estate joint ventures..... $    5,504  $    5,649
                                                       ==========  ==========

  Accumulated depreciation on real estate was $2,337 million and $2,235 million at December 31, 2000 and 1999, respectively. Related depreciation expense was $224 million, $247 million and $282 million for the years ended December 31, 2000, 1999 and 1998, respectively.

  Real estate and real estate joint ventures were categorized as follows:

                                                           December 31,
                                                   -----------------------------
                                                        2000           1999
                                                   -------------- --------------
                                                   Amount Percent Amount Percent
                                                   ------ ------- ------ -------
                                                       (Dollars in millions)
   Office......................................... $3,635    66%  $3,846    68%
   Retail.........................................    586    10      587    10
   Apartments.....................................    558    10      474     8
   Land...........................................    202     4      258     5
   Agriculture....................................     84     2       96     2
   Other..........................................    439     8      388     7
                                                   ------   ---   ------   ---
     Total........................................ $5,504   100%  $5,649   100%
                                                   ======   ===   ======   ===

  The Company's real estate holdings are primarily located throughout the United States. At December 31, 2000, approximately 26%, 25% and 10% of the Company's real estate holdings were located in New York, California and Texas, respectively.

  Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                                Years ended
                                                                December 31,
                                                               ----------------
                                                               2000  1999  1998
                                                               ----  ----  ----
                                                                (Dollars in
                                                                 millions)
   Balance at January 1....................................... $ 34  $ 33  $110
   Additions charged (credited) to operations.................   17    36    (5)
   Deductions for writedowns and dispositions.................  (12)  (35)  (72)
                                                               ----  ----  ----
   Balance at December 31..................................... $ 39  $ 34  $ 33
                                                               ====  ====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Investment income related to impaired real estate and real estate joint ventures held-for-investment was $45 million, $61 million and $105 million for the years ended December 31, 2000, 1999 and 1998, respectively. Investment income related to impaired real estate and real estate joint ventures held-for-sale was $18 million, $14 million and $3 million for the years ended December 31, 2000, 1999 and 1998, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $15 million and $22 million at December 31, 2000 and 1999, respectively.

  The Company owned real estate acquired in satisfaction of debt of $66 million and $47 million at December 31, 2000 and 1999, respectively.

 Leveraged Leases

  Leveraged leases, included in other invested assets, consisted of the following:

                                                             December 31,
                                                         ----------------------
                                                            2000        1999
                                                         ----------  ----------
                                                         (Dollars in millions)
   Investment........................................... $    1,002  $    1,016
   Estimated residual values............................        546         559
                                                         ----------  ----------
     Total..............................................      1,548       1,575
   Unearned income......................................       (384)       (417)
                                                         ----------  ----------
     Leveraged leases................................... $    1,164  $    1,158
                                                         ==========  ==========

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property.

 Net Investment Income

  The components of net investment income were as follows:

                                                          Years ended December
                                                                   31,
                                                         -----------------------
                                                          2000    1999    1998
                                                         ------- ------- -------
                                                          (Dollars in millions)
   Fixed maturities..................................... $ 8,529 $ 7,171 $ 6,990
   Equity securities....................................      41      40      78
   Mortgage loans on real estate........................   1,693   1,484   1,580
   Real estate and real estate joint ventures...........   1,407   1,426   1,529
   Policy loans.........................................     515     340     387
   Other limited partnership interests..................     142     199     196
   Cash, cash equivalents and short-term investments....     271     173     187
   Other................................................     192      91     406
                                                         ------- ------- -------
     Total..............................................  12,790  10,924  11,353
   Less: Investment expenses............................   1,017   1,108   1,125
                                                         ------- ------- -------
     Net investment income.............................. $11,773 $ 9,816 $10,228
                                                         ======= ======= =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 Net Investment Gains (Losses)

  Net investment gains (losses), including changes in valuation allowances, were as follows:

                                                         Years ended December
                                                                 31,
                                                         ----------------------
                                                          2000    1999    1998
                                                         -------  -----  ------
                                                             (Dollars in
                                                              millions)
   Fixed maturities..................................... $(1,437) $(538) $  573
   Equity securities....................................     192     99     994
   Mortgage loans on real estate........................     (18)    28      23
   Real estate and real estate joint ventures...........     101    265     424
   Other limited partnership interests..................      (7)    33      13
   Sales of businesses..................................     632    --      531
   Other................................................      65    (24)     71
                                                         -------  -----  ------
     Total..............................................    (472)  (137)  2,629
   Amounts allocable to:
     Future policy benefit loss recognition.............     --     --     (272)
     Deferred policy acquisition costs..................      95     46    (240)
     Participating contracts............................    (126)    21     (96)
     Policyholder dividend obligation...................      85    --      --
                                                         -------  -----  ------
       Net investment (losses) gains.................... $  (418) $ (70) $2,021
                                                         =======  =====  ======

  Investment gains and losses have been reduced by (1) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, (2) deferred policy acquisition cost amortization to the extent that such amortization results from investment gains and losses, (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts, and (4) adjustments to the policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

 Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                        Years ended December
                                                                 31,
                                                       -------------------------
                                                        2000     1999     1998
                                                       -------  -------  -------
                                                        (Dollars in millions)
   Fixed maturities................................... $ 1,696  $(1,828) $ 4,809
   Equity securities..................................     744      875      832
   Other invested assets..............................      70      165      154
                                                       -------  -------  -------
     Total............................................   2,510     (788)   5,795
                                                       -------  -------  -------
   Amounts allocable to:
     Future policy benefit loss recognition...........    (284)    (249)  (2,248)
     Deferred policy acquisition costs................     101      697     (931)
     Participating contracts..........................    (133)    (118)    (212)
     Policyholder dividend obligation.................    (385)     --       --
   Deferred income taxes..............................    (626)     161     (864)
                                                       -------  -------  -------
     Total............................................  (1,327)     491   (4,255)
                                                       -------  -------  -------
       Net unrealized investment gains (losses)....... $ 1,183  $  (297) $ 1,540
                                                       =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The changes in net unrealized investment gains (losses) were as follows:

                                                        Years ended December
                                                                 31,
                                                        -----------------------
                                                         2000    1999     1998
                                                        ------  -------  ------
                                                        (Dollars in millions)
   Balance at January 1...............................  $ (297) $ 1,540  $1,898
   Unrealized investment gains (losses) during the
    year..............................................   3,298   (6,583)   (870)
   Unrealized investment gains (losses) relating to:
     Future policy benefit loss recognition...........     (35)   1,999     (59)
     Deferred policy acquisition costs................    (596)   1,628     216
     Participating contracts..........................     (15)      94     100
     Policyholder dividend obligation.................    (385)     --      --
   Deferred income taxes..............................    (787)   1,025     255
                                                        ------  -------  ------
   Balance at December 31.............................  $1,183  $  (297) $1,540
                                                        ======  =======  ======
   Net change in unrealized investment gains (losses).  $1,480  $(1,837) $ (358)
                                                        ======  =======  ======

3. Derivative Instruments

  The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2000 and 1999:

                                          2000                                 1999
                          ------------------------------------ ------------------------------------
                                              Current Market                       Current Market
                                              or Fair Value                        or Fair Value
                          Carrying Notional ------------------ Carrying Notional ------------------
                           Value    Amount  Assets Liabilities  Value    Amount  Assets Liabilities
                          -------- -------- ------ ----------- -------- -------- ------ -----------
                                                    (Dollars in millions)
Financial futures.......    $23    $   254   $ 23     $--        $ 27   $ 3,140   $37      $ 10
Interest rate swaps.....     41      1,549     49        1        (32)    1,316    11        40
Floors..................    --         325      3      --         --        --    --        --
Caps....................    --       9,950    --       --           1    12,376     3       --
Foreign currency swaps..     (1)     1,469    267       85        --      4,002    26       103
Exchange traded options.      1         10    --         1        --        --    --        --
                            ---    -------   ----     ----       ----   -------   ---      ----
 Total contractual
  commitments...........    $64    $13,557   $342     $ 87       $ (4)  $20,834   $77      $153
                            ===    =======   ====     ====       ====   =======   ===      ====

  The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2000 and 1999:

                             December 31, 1999           Terminations/ December 31, 2000
                              Notional Amount  Additions  Maturities    Notional Amount
                             ----------------- --------- ------------- -----------------
                                                (Dollars in millions)
   BY DERIVATIVE TYPE
   Financial futures.......       $ 3,140       $14,255     $17,141         $   254
   Financial forwards......           --             12          12             --
   Interest rate swaps.....         1,316         1,605       1,372           1,549
   Floors..................           --            325         --              325
   Caps....................        12,376         1,000       3,426           9,950
   Foreign currency swaps..         4,002           687       3,220           1,469
   Exchange traded options.           --             41          31              10
                                  -------       -------     -------         -------
     Total contractual com-
      mitments.............       $20,834       $17,925     $25,202         $13,557
                                  =======       =======     =======         =======
   BY STRATEGY
   Liability hedging.......       $12,571       $ 2,876     $ 3,830         $11,617
   Invested asset hedging..         4,215           781       3,310           1,686
   Portfolio hedging.......         2,021        14,255      16,022             254
   Anticipated transaction
    hedging................         2,027            13       2,040             --
                                  -------       -------     -------         -------
     Total contractual com-
      mitments.............       $20,834       $17,925     $25,202         $13,557
                                  =======       =======     =======         =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2000:

                                                    Remaining Life
                             -------------------------------------------------------------
                             One Year   After One Year   After Five Years
                             or Less  Through Five Years Through Ten Years After Ten Years  Total
                             -------- ------------------ ----------------- --------------- -------
                                                     (Dollars in millions)
   Financial futures.......   $  254        $  --             $  --             $--        $   254
   Interest rate swaps.....      243           714               268             324         1,549
   Floors..................      --            --                325             --            325
   Caps....................    5,210         4,740               --              --          9,950
   Foreign currency swaps..       91           508               685             185         1,469
   Exchange traded options.       10           --                --              --             10
                              ------        ------            ------            ----       -------
    Total contractual
     commitments...........   $5,808        $5,962            $1,278            $509       $13,557
                              ======        ======            ======            ====       =======

4.Fair Value Information

  The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments were as follows:

                                                    Notional Carrying Estimated
                                                     Amount   Value   Fair Value
   December 31, 2000                                -------- -------- ----------
                                                       (Dollars in millions)
   Assets:
     Fixed maturities.............................           $112,445  $112,445
     Equity securities............................              2,193     2,193
     Mortgage loans on real estate................             21,951    22,847
     Policy loans.................................              8,158     8,914
     Short-term investments.......................                930       930
     Cash and cash equivalents....................              3,419     3,419
     Mortgage loan commitments....................    $534        --         17
   Liabilities:
     Policyholder account balances................             43,196    42,958
     Short-term debt..............................              1,094     1,094
     Long-term debt...............................              3,443     3,343
     Payable under securities loaned transactions.             12,301    12,301
   Other:
     Company-obligated mandatorily redeemable
      securities of subsidiary trust..............                118       118

                                                    Notional Carrying Estimated
                                                     Amount   Value   Fair Value
   December 31, 1999                                -------- -------- ----------
                                                       (Dollars in millions)
   Assets:
     Fixed maturities.............................           $ 96,981  $ 96,981
     Equity securities............................              2,006     2,006
     Mortgage loans on real estate................             19,739    19,452
     Policy loans.................................              5,598     5,618
     Short-term investments.......................              3,055     3,055
     Cash and cash equivalents....................              2,789     2,789
     Mortgage loan commitments....................    $465        --         (7)
   Liabilities:
     Policyholder account balances................             37,170    36,893
     Short-term debt..............................              4,208     4,208
     Long-term debt...............................              2,514     2,466
     Payable under securities loaned transactions.              6,461     6,461

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

 Fixed Maturities and Equity Securities

  The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

 Mortgage Loans on Real Estate and Mortgage Loan Commitments

  Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

 Policy Loans

  Fair values for policy loans are estimated by discounting expected future cash flows using U.S. Treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

 Cash and Cash Equivalents and Short-term Investments

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 Policyholder Account Balances

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

 Short-term and Long-term Debt, Payables Under Securities Loaned Transactions and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trust

  The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trust are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

 Derivative Instruments

  The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

5.Employee Benefit Plans

 Pension Benefit and Other Benefit Plans

  The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of Metropolitan Life and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

  The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                       December 31,
                                                ------------------------------
                                                   Pension          Other
                                                  Benefits        Benefits
                                                --------------  --------------
                                                 2000    1999    2000    1999
                                                ------  ------  ------  ------
                                                   (Dollars in millions)
Change in projected benefit obligation:
  Projected benefit obligation at beginning of
   year........................................ $3,737  $3,920  $1,483  $1,708
    Service cost...............................     98     100      29      28
    Interest cost..............................    291     271     113     107
    Acquisitions...............................    107     --       37     --
    Actuarial losses (gains)...................    176    (260)     59    (281)
    Curtailments and terminations..............     (3)    (22)      2      10
    Change in benefits.........................     (2)    --      (86)    --
    Benefits paid..............................   (259)   (272)    (95)    (89)
                                                ------  ------  ------  ------
Projected benefit obligation at end of year....  4,145   3,737   1,542   1,483
                                                ------  ------  ------  ------
Change in plan assets:
  Contract value of plan assets at beginning of
   year........................................  4,726   4,403   1,199   1,123
    Actual return on plan assets...............     54     575     179     141
    Acquisitions...............................     79     --      --      --
    Employer contribution......................     19      20       3      24
    Benefits paid..............................   (259)   (272)    (63)    (89)
                                                ------  ------  ------  ------
Contract value of plan assets at end of year...  4,619   4,726   1,318   1,199
                                                ------  ------  ------  ------
Over (under) funded............................    474     989    (224)   (284)
Unrecognized net asset at transition...........    (31)    (66)    --      --
Unrecognized net actuarial losses (gains)......      2    (564)   (478)   (487)
Unrecognized prior service cost................    109     127     (89)     (2)
                                                ------  ------  ------  ------
Prepaid (accrued) benefit cost................. $  554  $  486  $ (791) $ (773)
                                                ------  ------  ------  ------
Qualified plan prepaid pension cost............ $  775  $  632
Non-qualified plan accrued pension cost........   (263)   (182)
Unamortized prior service cost.................     14      17
Accumulated other comprehensive income.........     28      19
                                                ------  ------
Prepaid benefit cost........................... $  554  $  486
                                                ======  ======

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                               Non-Qualified
                             Qualified Plan        Plan             Total
                             ----------------  --------------  ----------------
                              2000     1999     2000    1999    2000     1999
                             -------  -------  ------  ------  -------  -------
                                         (Dollars in millions)
Aggregate projected benefit
 obligation................  $(3,775) $(3,482) $ (370) $ (255) $(4,145) $(3,737)
Aggregate contract value of
 plan assets (principally
 Company contracts)........    4,619    4,726     --      --     4,619    4,726
                             -------  -------  ------  ------  -------  -------
Over (under) funded........  $   844  $ 1,244  $ (370) $ (255) $   474  $   989
                             =======  =======  ======  ======  =======  =======

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                         Pension Benefits     Other Benefits
                                       ---------------------  ---------------
                                         2000        1999      2000    1999
                                       ---------  ----------  ------  -------
Weighted average assumptions at
 December 31:
  Discount rate....................... 6.9%-7.75% 6.25%-7.75% 6%-7.5% 6%-7.75%
  Expected rate of return on plan
   assets.............................      8%-9%    8%-10.5%   6%-9%    6%-9%
  Rate of compensation increase.......      4%-6%   4.5%-8.5%    N/A      N/A

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were 6.5% per year for pre-Medicare eligible claims and 6% for Medicare eligible claims in 2000 and 1999.

  Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                       One Percent One Percent
                                                        Increase    Decrease
                                                       ----------- -----------
                                                        (Dollars in millions)
   Effect on total of service and interest cost
    components........................................    $ 16        $ 13
   Effect of accumulated postretirement benefit
    obligation........................................    $143        $118

  The components of periodic benefit costs were as follows:

                                         Pension Benefits     Other Benefits
                                         -------------------  ----------------
                                         2000   1999   1998   2000  1999  1998
                                         -----  -----  -----  ----  ----  ----
                                              (Dollars in millions)
   Service cost......................... $  98  $ 100  $  90  $ 29  $ 28  $ 31
   Interest cost........................   291    271    257   113   107   114
   Expected return on plan assets.......  (420)  (363)  (337)  (97)  (89)  (79)
   Amortization of prior actuarial
    gains...............................   (19)    (6)   (11)  (22)  (11)  (13)
   Curtailment (credit) cost............    (3)   (17)   (10)    2    10     4
                                         -----  -----  -----  ----  ----  ----
   Net periodic benefit (credit) cost... $ (53) $ (15) $ (11) $ 25  $ 45  $ 57
                                         =====  =====  =====  ====  ====  ====

 Savings and Investment Plans

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $65 million, $45 million and $43 million for the years ended December 31, 2000, 1999 and 1998, respectively.

6.Closed Block

  On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings. Amounts reported at April 7, 2000 and for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transaction from April 1, 2000 through April 6, 2000 are not considered material).

  Closed block liabilities and assets designated to the closed block at December 31, 2000 and April 7, 2000 were as follows:

                                                                        April
                                                          December 31,   7,
                                                          ------------ -------
                                                              2000      2000
                                                          ------------ -------
                                                              (Dollars in
                                                               millions)
   Closed Block Liabilities
   Future policy benefits................................   $39,415    $38,661
   Other policyholder funds..............................       278        321
   Policyholder dividends payable........................       740        747
   Policyholder dividend obligation......................       385        --
   Payable under securities loaned transactions..........     3,268      1,856
   Other.................................................        37        330
                                                            -------    -------
       Total closed block liabilities....................    44,123     41,915
                                                            -------    -------
   Assets Designated To The Closed Block
   Investments:
     Fixed maturities available-for-sale, at fair value
      (amortized cost: $25,660 and $24,725)..............    25,634     23,940
     Equity securities, at fair value (cost: $51)........        54        --
     Mortgage loans on real estate.......................     5,801      4,744
     Policy loans........................................     3,826      3,762
     Short-term investments..............................       223        168
     Other invested assets...............................       248        325
                                                            -------    -------
       Total investments.................................    35,786     32,939
   Cash and cash equivalents.............................       661        655
   Accrued investment income.............................       557        538
   Deferred income taxes.................................     1,234      1,390
   Premiums and other receivables........................       117        267
                                                            -------    -------
       Total assets designated to the closed block.......    38,355     35,789
                                                            -------    -------
   Excess of closed block liabilities over assets
    designated to the closed block.......................     5,768      6,126
                                                            -------    -------
   Amounts included in other comprehensive loss:
     Net unrealized investment loss, net of deferred
      income tax
      of $9 and $287.....................................       (14)      (498)
     Allocated to policyholder dividend obligation, net
      of
      deferred income tax of $143........................      (242)       --
                                                            -------    -------
                                                               (256)      (498)
                                                            -------    -------
   Maximum future earnings to be recognized from closed
    block assets and liabilities.........................   $ 5,512    $ 5,628
                                                            =======    =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Information regarding the policyholder dividend obligation is as follows:

                            (Dollars in millions)
                            ---------------------
   Balance at April 7,
    2000...................         $--
   Change in policyholder
    dividend obligation....           85
   Net investment losses...          (85)
   Net unrealized
    investment gains at
    December 31, 2000......          385
                                    ----
   Balance at December 31,
    2000...................         $385
                                    ====

  Closed block revenues and expenses were as follows:

                                                           April 7, 2000 through
                                                             December 31, 2000
                                                           ---------------------
                                                           (Dollars in millions)
   REVENUES
   Premiums..............................................         $2,900
   Net investment income.................................          1,949
   Net investment losses (net of amounts allocable to the
    policyholder dividend obligation of $(85))...........           (150)
                                                                  ------
     Total revenues......................................          4,699
                                                                  ------
   EXPENSES
   Policyholder benefits and claims......................          2,874
   Policyholder dividends................................          1,132
   Change in policyholder dividend obligation (includes
    amounts directly related to net investment losses of
    $(85))...............................................             85
   Other expenses........................................            425
                                                                  ------
     Total expenses......................................          4,516
                                                                  ------
   Revenues net of expenses before income taxes..........            183
   Income taxes..........................................             67
                                                                  ------
   Revenues net of expenses and income taxes.............         $  116
                                                                  ======

  The change in maximum future earnings of the closed block was as follows:

                                                           (Dollars in millions)
   April 7, 2000..........................................        $5,628
   December 31, 2000......................................         5,512
                                                                  ------
   Change during the period...............................        $ (116)
                                                                  ======

  The Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of reorganization. The Company also charges the closed block for expenses of maintaining the policies included in the closed block.

7.Separate Accounts

  Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $53,656 million and $47,618 million at December 31, 2000 and 1999, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $16,594 million and $17,323 million at December 31, 2000 and 1999, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $667 million, $485 million and $413 million for the years ended December 31, 2000, 1999 and 1998, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 6.9% and 6.5% at December 31, 2000 and 1999, respectively. The assets that support these liabilities were comprised of $15,708 million and $16,874 million in fixed maturities at December 31, 2000 and 1999, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

8.Debt

  Debt consisted of the following:

                                                             December 31,
                                                         ---------------------
                                                            2000       1999
                                                         ---------- ----------
                                                         (Dollars in millions)
   Surplus notes, interest rates ranging from 6.30% to
    7.80%, maturity dates ranging from 2003 to 2025....  $    1,650 $    1,546
   Capital note, interest at 8.00%, due 2005...........       1,006        --
   Investment related exchangeable debt, interest rates
    ranging from 4.90% to 5.40%, due 2001 and 2002.....         271        369
   Fixed rate notes, interest rates ranging from 5.29%
    to 10.50%, maturity dates ranging from 2001 to
    2009...............................................         316        187
   Senior notes, interest rates ranging from 7.06% to
    7.25%, maturity dates ranging from 2003 to 2007....          98        270
   Capital lease obligations...........................          42         44
   Other notes with varying interest rates.............          60         98
                                                         ---------- ----------
   Total long-term debt................................       3,443      2,514
   Total short-term debt...............................       1,094      4,208
                                                         ---------- ----------
     Total.............................................  $    4,537 $    6,722
                                                         ========== ==========

  Metropolitan Life and certain of its subsidiaries maintain committed and unsecured credit facilities aggregating $2,000 million (five-year facility of $1,000 million expiring in April 2003 and a 364-day facility of $1,000 million expiring in April of 2001). Both facilities bear interest at LIBOR plus 20 basis points. The facilities can be used for general corporate purposes and also provide backup for the Company's commercial paper program. At December 31, 2000, there were no outstanding borrowings under either of the facilities.

  Reinsurance Group of America, Incorporated ("RGA"), a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $178 million (two three-year facilities of $140 million and $22 million expiring May 2003 and a three month $16 million revolving line of credit). The interest on borrowing is based on the terms of each specific borrowing. At December 31, 2000, there was $98 million outstanding under these facilities. Subsequent to December 31, 2000, RGA amended its revolving line of credit agreement into a $20 million facility.

  Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003.

  Each issue of investment related debt is payable in cash or by delivery of an underlying security owned by the Company. The amount payable at maturity of the debt is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2000, the underlying securities pledged as collateral has a market value of $295 million.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  In connection with the demutualization, Metropolitan Life issued to the Holding Company a mandatorily convertible note bearing interest at an annual rate of 8.00% of the principal amount of $1,006 million, payable quarterly in arrears commencing August 15, 2000 and maturing on May 15, 2005. The principal amount of the capital note is mandatorily convertible into common stock of Metropolitan Life upon maturity or acceleration of the capital note and without any further action by the Holding Company or Metropolitan Life. In addition, the capital note provides that Metropolitan Life may not make any payment of principal or interest on the capital note so long as specified payment restrictions exist and have not been waived by the Superintendent. Payment restrictions would exist if Metropolitan Life fails to exceed certain thresholds relative to the level of its statutory risk-based capital or the amount of its outstanding capital notes, surplus notes or similar obligations. At December 31, 2000, Metropolitan Life's statutory total adjusted capital exceeded these limitations.

  The aggregate maturities of long-term debt for the Company are $172 million in 2001, $210 million in 2002, $500 million in 2003, $14 million in 2004,
$1,398 million in 2005 and $1,149 million thereafter.

  Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 6.60% and 6.05% and a weighted average maturity of 44 and 74 days at December 31, 2000 and 1999, respectively.

  Interest expense related to the Company's indebtedness was $417 million, $384 million and $333 million for the years ended December 31, 2000, 1999 and 1998, respectively.

9.Company-obligated Mandatorily Redeemable Securities Of Subsidiary Trust

  In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding at December 31, 2000 were $118 million, net of unamortized discount of $7 million.

10.Commitments And Contingencies

 Litigation

  Metropolitan Life is currently a defendant in approximately 500 lawsuits raising allegations of improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

  On December 28, 1999, after a fairness hearing, the United States District Court for the Western District of Pennsylvania approved a class action settlement resolving a multidistrict litigation proceeding involving alleged sales practices claims. No appeal was taken, and the settlement is final. The settlement class includes most of the owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

  In addition to dismissing the consolidated class actions, the District Court's order also bars sales practices claims by class members with respect to policies or annuities issued by the defendant insurers during the class period, effectively resolving all pending sales practices class actions against these insurers in the United States.

  Under the terms of the order, only those class members who excluded themselves from the settlement may continue an existing, or start a new, sales practices lawsuit against Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company for policies or annuities issued during the class period. Approximately 20,000 class members elected to exclude themselves from the settlement. At December 31, 2000, approximately 300 of these "opt-outs" have filed new individual lawsuits.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The settlement provides three forms of relief. General relief, in the form of free death benefits, is provided automatically to class members who did not exclude themselves from the settlement or who did not elect the claim evaluation procedures set forth in the settlement. The claim evaluation procedures permit a class member to have a claim evaluated by a third party under procedures set forth in the settlement. Claim awards made under the claim evaluation procedures will be in the form of policy adjustments, free death benefits or, in some instances, cash payments. In addition, class members who have or had an ownership interest in specified policies will also automatically receive deferred acquisition cost tax relief in the form of free death benefits. The settlement fixes the aggregate amounts that are available under each form of relief. Implementation of the class action settlement is proceeding.

  Metropolitan Life expects that the total cost of the settlement will be approximately $957 million. This amount is equal to the amount of the increase in liabilities for the death benefits and policy adjustments and the present value of expected cash payments to be provided to included class members, as well as attorneys' fees and expenses and estimated other administrative costs, but does not include the cost of litigation with policyholders who are excluded from the settlement. The Company believes that the cost of the settlement will be substantially covered by available reinsurance and the provisions made in the consolidated financial statements, and thus will not have a material adverse effect on its business, results of operations or financial position. Metropolitan Life made some recoveries in 2000 under those reinsurance agreements and, although there is no assurance that other reinsurance claim submissions will be paid, Metropolitan Life believes payment is likely to occur. The Company believes it has made adequate provision in the consolidated financial statements for all probable losses for sales practices claims, including litigation costs involving policyholders who are excluded from the settlement as well as for the two class action settlements described in the two paragraphs immediately following the next paragraph.

  The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada. A certified class action with conditionally certified subclasses is pending in the United States District Court for the Southern District of New York against Metropolitan Life, Metropolitan Insurance and Annuity Company, Metropolitan Tower Life Insurance Company and various individual defendants alleging improper sales abroad; settlement discussions are continuing.

  Separate from the Metropolitan Life class action settlement, similar sales practices class action litigation against New England Mutual Life Insurance Company ("New England Mutual"), with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, has been settled. The New England Mutual case, a consolidated multidistrict litigation in the United States District Court for the District of Massachusetts, involves approximately 600,000 life insurance policies sold during the period January 1, 1983 through August 31, 1996. The settlement of this case was approved by the District Court in October 2000 and is not being appealed. Implementation of the class action settlement is proceeding. The Company expects that the total cost of this settlement will be approximately $150 million. Approximately 2,400 class members opted-out of the settlement. As of December 31, 2000, New England Mutual was a defendant in approximately 30 opt-out lawsuits involving sales practices claims.

  The settlement of the consolidated multidistrict sales practices class action case against General American was approved by the United States District Court for the Eastern District of Missouri. The General American case involves approximately 250,000 life insurance policies sold during the period January 1, 1982 through December 31, 1996. One appeal has been filed. The Company expects that the approximate cost of the settlement will be $55 million, not including legal fees and costs for plaintiffs' counsel. The District Court has scheduled a hearing in March 2001 with respect to plaintiffs' class counsels' request for such fees and costs. Approximately 700 class members have elected to exclude themselves from the General American settlement. As of December 31, 2000, General American was a defendant in approximately ten opt-out lawsuits involving sales practices claims.

  In the past, some individual sales practices claims have been resolved through settlement, have been won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  Metropolitan Life is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect of these claims, most of the cases have been resolved by settlements. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate. The number of such cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain.

  Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously-resolved dispute with Metropolitan Life's primary, umbrella and first level excess liability insurance carriers. Metropolitan Life was involved in litigation with several of its excess liability insurers regarding amounts payable under its policies with respect to coverage for these claims. The trial court granted summary judgment to these insurers and Metropolitan Life appealed. The Connecticut Supreme Court in 2001 affirmed the decision of the trial court. The Company believes that Metropolitan Life's asbestos-related litigation with these insurers should have no effect on its recoveries under excess insurance policies that were obtained in 1998 for asbestos-related claims.

  The Company has recorded, in other expenses, charges of $15 million ($10 million after-tax), $499 million ($317 million after-tax), and $1,895 million ($1,203 million after-tax) for the years ended December 31, 2000, 1999, and 1998, respectively, for sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. The 2000 charge was principally related to sales practices claims. The 1999 charge was principally related to the settlement of the multidistrict litigation proceeding involving alleged improper sales practices, accruals for sales practices claims not covered by the settlement and other legal costs. The 1998 charge was comprised of $925 million and $970 million for sales practices claims and asbestos-related claims, respectively. The Company recorded the charges for sales practices claims in 1998 based on preliminary settlement discussions and the settlement history of other insurers.

  Prior to the fourth quarter of 1998, Metropolitan Life established a liability for asbestos-related claims based on settlement costs for claims that Metropolitan Life had settled, estimates of settlement costs for claims pending against Metropolitan Life and an estimate of settlement costs for unasserted claims. The amount for unasserted claims was based on management's estimate of unasserted claims that would be probable of assertion. A liability is not established for claims which management believes are only reasonably possible of assertion. Based on this process, the accrual for asbestos-related claims at December 31, 1997 was $386 million. Potential liabilities for asbestos-related claims are not easily quantified, due to the nature of the allegations against Metropolitan Life, which are not related to the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products, adding to the uncertainty as to the number of claims that may be brought against Metropolitan Life.

  During 1998, Metropolitan Life decided to pursue the purchase of excess insurance to limit its exposure to asbestos-related claims. In connection with the negotiations with the casualty insurers to obtain this insurance, Metropolitan Life obtained information that caused management to reassess the accruals for asbestos-related claims. This information included:

  . Information from the insurers regarding the asbestos-related claims experience of other insureds, which indicated that the number of claims that were probable of assertion against Metropolitan Life in the future

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES was significantly greater than it had assumed in its accruals. The number of claims brought against Metropolitan Life is generally a reflection of the number of asbestos-related claims brought against asbestos defendants generally and the percentage of those claims in which Metropolitan Life is included as a defendant. The information provided to Metropolitan Life relating to other insureds indicated that Metropolitan Life had been included as a defendant for a significant percentage of total asbestos-related claims and that it may be included in a larger percentage of claims in the future, because of greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers and because of the bankruptcy and reorganization or the exhaustion of insurance coverage of other asbestos defendants; and that, although volatile, there was an upward trend in the number of total claims brought against asbestos defendants.

  . Information derived from actuarial calculations Metropolitan Life made in the fourth quarter of 1998 in connection with these negotiations, which helped to frame, define and quantify this liability. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience (which reflected Metropolitan Life's decision to resolve an increased number of these claims by settlement), recent and historic claims and settlement experience of selected other companies and information obtained from the insurers.

  Based on this information, Metropolitan Life concluded that certain claims that previously were considered as only reasonably possible of assertion were probable of assertion, increasing the number of assumed claims to approximately three times the number assumed in prior periods. As a result of this reassessment, Metropolitan Life increased its liability for asbestos-related claims to $1,278 million at December 31, 1998.

  During 1998, Metropolitan Life paid $1,407 million of premiums for excess of loss reinsurance agreements and excess insurance policies, consisting of $529 million for the excess of loss reinsurance agreements for sales practices claims and excess mortality losses and $878 million for the excess insurance policies for asbestos-related claims.

  Metropolitan Life obtained the excess of loss reinsurance agreements to provide reinsurance with respect to sales practices claims made on or prior to December 31, 1999 and for certain mortality losses in 1999. These reinsurance agreements have a maximum aggregate limit of $650 million, with a maximum sublimit of $550 million for losses for sales practices claims. This coverage is in excess of an aggregate self-insured retention of $385 million with respect to sales practices claims and $506 million, plus Metropolitan Life's statutory policy reserves released upon the death of insureds, with respect to life mortality losses. At December 31, 1999, the subject losses under the reinsurance agreements due to sales practices claims and related counsel fees from the time Metropolitan Life entered into the reinsurance agreements did not exceed that self-insured retention. No recoveries were made with respect to the coverage for excess mortality losses for 1999. As noted above, recoveries have been made in 2000 under the reinsurance agreements for the sales practices claims. The maximum sublimit of $550 million for sales practices claims was within a range of losses that management believed were reasonably possible at December 31, 1998. Each excess of loss reinsurance agreement for sales practices claims and mortality losses contains an experience fund, which provides for payments to Metropolitan Life at the commutation date if experience is favorable at such date. The Company accounts for the aggregate excess of loss reinsurance agreements as reinsurance; however, if deposit accounting were applied, the effect on the Company's consolidated financial statements in 2000, 1999 and 1998 would not be significant.

  Under reinsurance accounting, the excess of the liability recorded for sales practices losses recoverable under the agreements of $550 million over the premium paid of $529 million resulted in a deferred gain of $21 million which was amortized into income over the settlement period from January 1999 through April 2000. Under deposit accounting, the premium would be recorded as an other asset rather than as an expense, and the reinsurance loss recoverable and the deferred gain would not have been recorded. Because the agreements also contain an experience fund which increases with the passage of time, the increase in the experience fund in 1999 and 2000 under deposit accounting would be recognized as interest income in an amount approximately equal to the deferred gain that was amortized into income under reinsurance accounting.

  The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention ($878 million of which was recorded as a recoverable at

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2000, 1999 and 1998). The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid in any given year that are recoverable under the policies will be reflected as a reduction in the Company's operating cash flows for that year, management believes that the payments will not have a material adverse effect on the Company's liquidity. Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if experience under the policy to such date has been favorable, or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund.

  The Company believes adequate provision has been made in its consolidated financial statements for all reasonably probable and estimable losses for sales practices and asbestos-related claims.

  With respect to Metropolitan Life's asbestos litigation, estimates can be uncertain due to the limitations of available data and the difficulty of predicting with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to settle claims and the impact of any possible future adverse verdicts and their amounts. Recent bankruptcies of other companies involved in asbestos litigation may result in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of recent bankruptcy filings by certain other defendants. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements. Metropolitan Life will continue to study the variables in light of additional information, including legislative and judicial developments, gained over time in order to identify trends that may become evident and to assess their impact on the previously established liability; future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

  A purported class action suit involving policyholders in four states has been filed in a Rhode Island state court against a Metropolitan Life subsidiary, Metropolitan Property and Casualty Insurance Company, with respect to claims by policyholders for the alleged diminished value of automobiles after accident-related repairs. The trial court recently denied a motion by Metropolitan Property and Casualty Insurance Company for summary judgment, and discovery has commenced. A class certification motion has been denied. Similar "diminished value" purported class action suits have been filed in Texas and Tennessee against Metropolitan Property and Casualty Insurance Company. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida by a policyholder alleging breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. A motion for class certification is pending. In addition, a plaintiff in Louisiana state court recently amended an individual lawsuit to state a putative class action on behalf of Louisiana insureds challenging the method that Metropolitan Property and Casualty Insurance Company uses to determine the value of a motor vehicle that has sustained a total loss. A class certification motion is pending. These suits are in the early stages of litigation and Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company intend to defend themselves vigorously against these suits. Similar suits have been filed against many other personal lines property and casualty insurers.

  The United States, the Commonwealth of Puerto Rico and various hotels and individuals have sued MetLife Capital Corporation, a former subsidiary of the Company, seeking damages for clean up costs, natural resource damages, personal injuries and lost profits and taxes based upon, among other things, a release of oil from a barge which was being towed by the M/V Emily S. In connection with the sale of MetLife Capital, the Company acquired MetLife Capital's potential liability with respect to the M/V Emily S. lawsuits. MetLife Capital had entered into a sale and leaseback financing arrangement with respect to the M/V Emily S. The plaintiffs have taken the position that MetLife Capital, as the owner of record of the M/V Emily S., is responsible for all damages caused by the barge, including the oil spill. The claims of the governments of the United States and Puerto Rico were settled in 2000 within amounts previously accrued by the Company.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Metropolitan Life has completed a tender offer to purchase the shares of Conning Corporation that it had not already owned. After Metropolitan Life had announced its intention to make a tender offer, three putative class actions were filed by Conning shareholders alleging that the prospective offer was inadequate and constituted a breach of fiduciary duty. The parties to the litigation have reached an agreement providing for a settlement of the actions; a motion seeking court approval for the settlement will be filed with the New York State Supreme Court in New York County after a final agreement is signed.

  Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the New York Superintendent of Insurance and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the Supreme Court of the State of New York for New York County have been consolidated within the commercial part. In addition, there remains a separate purported class action in New York state court in New York County and another in Kings County. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting. Some of the plaintiffs in the above described actions have also brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the New York Superintendent of Insurance that approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. Another purported class action is pending in the Supreme Court of the State of New York for New York County and has been brought on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. A purported class action was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions. The defendants have moved to dismiss most of these actions; the Kings County action and the Article 78 proceeding are being voluntarily held in abeyance.

  Three lawsuits were also filed against Metropolitan Life in 2000 in the United States District Courts for the Southern District of New York, for the Eastern District of Louisiana, and for the District of Kansas, alleging racial discrimination in the marketing, sale, and administration of life insurance policies, including "industrial" life insurance policies, sold by Metropolitan Life decades ago. The plaintiffs in these three purported class actions seek unspecified compensatory damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. Metropolitan Life believes it has meritorious defenses to the plaintiffs' claims and is contesting vigorously plaintiffs' claims in these actions. Metropolitan Life has successfully transferred the Louisiana action to the United States District Court for the Southern District of New York and has also filed a motion to transfer the Kansas action to the same court. Metropolitan Life has moved for summary judgment in the two actions pending in New York, citing the applicable statute of limitations. The New York cases are scheduled for trial in November 2001.

  Insurance departments in a number of states have initiated inquiries in 2000 about possible race-based underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in the respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has commenced examinations of certain domestic life insurance companies, including Metropolitan Life and certain of its subsidiaries, concerning possible past race-based underwriting practices.

  Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular quarterly or annual periods.

 Leases

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and subrental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                         Gross
                                                        Rental Sublease  Rental
                                                        Income  Income  Payments
                                                        ------ -------- --------
                                                         (Dollars in millions)
   2001................................................ $  881   $17      $145
   2002................................................    679    15       114
   2003................................................    631    12        93
   2004................................................    574    11        76
   2005................................................    538    11        61
   Thereafter..........................................  2,322    21       264

 Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,311 million and $1,131 million at December 31, 2000 and 1999, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

11.Acquisitions and Dispositions

 Acquisitions

  On January 6, 2000, Metropolitan Life completed its acquisition of GenAmerica for $1.2 billion. As part of the GenAmerica acquisition, General American Life Insurance Company paid Metropolitan Life a fee of $120 million in connection with the assumption of certain funding agreements. The fee has been considered as part of the purchase price of GenAmerica. GenAmerica is a holding company which includes General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock, a provider of reinsurance, and 61% of the outstanding shares of Conning Corporation ("Conning") common stock, an asset manager. Metropolitan Life owned 10% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. At December 31, 2000 Metropolitan Life's ownership percentage of the outstanding shares of RGA common stock was approximately 59%.

  In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The Company's total revenues and net income for the year ended December 31, 1999 on both a historical and pro forma basis as if the acquisition of GenAmerica had occurred on January 1, 1999 were as follows:

                                                       Total Revenues Net Income
                                                       -------------- ----------
                                                         (Dollars in millions)
   Historical.........................................    $25,421        $617
   Pro forma (unaudited)..............................    $29,278        $403

  The pro forma results include adjustments to give effect to the amortization of discounts on fixed maturities, goodwill and value of business acquired, adjustments to liabilities for future policy benefits, and certain other adjustments, together with related income tax effects. The pro forma information is not necessarily indicative of the results that would have occurred had the purchase been made on January 1, 1999 or the future results of the combined operations.

 Dispositions

  During 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  Effective October 31, 2000, the Company sold Exeter Reassurance Company, Ltd. ("Exeter") to the Holding Company and recorded an investment loss of $27 million.

  During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and a substantial portion of its Canadian and Mexican insurance operations, which resulted in an investment gain of $531 million.

12. Income Taxes

  The provision for income taxes was as follows:

                                                    Years ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  --------  --------
                                                     (Dollars in millions)
   Current:
     Federal...................................... $   (131) $    608  $    666
     State and local..............................       34        24        60
     Foreign......................................        5         4        99
                                                   --------  --------  --------
                                                        (92)      636       825
                                                   --------  --------  --------
   Deferred:
     Federal......................................      555       (78)      (25)
     State and local..............................        8         2        (8)
     Foreign......................................        6        (2)      (54)
                                                   --------  --------  --------
                                                        569       (78)      (87)
                                                   --------  --------  --------
   Provision for income taxes..................... $    477  $    558  $    738
                                                   ========  ========  ========

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                     Years ended December 31,
                                                     ---------------------------
                                                       2000     1999     1998
                                                     --------  -------- --------
                                                      (Dollars in millions)
   Tax provision at U.S. statutory rate............. $    499  $   411  $   728
   Tax effect of:
     Tax exempt investment income...................      (52)     (39)     (40)
     Surplus tax....................................     (145)     125       18
     State and local income taxes...................       30       18       31
     Prior year taxes...............................      (37)     (31)       4
     Demutualization costs..........................       21       56      --
     Payment to former Canadian policyholders.......      114      --       --
     Sales of businesses............................       31      --       (19)
     Other, net.....................................       16       18       16
                                                     --------  -------  -------
   Provision for income taxes....................... $    477  $   558  $   738
                                                     ========  =======  =======

  Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                 December 31,
                                                                 --------------
                                                                  2000    1999
                                                                 ------  ------
                                                                  (Dollars in
                                                                   millions)
   Deferred income tax assets:
     Policyholder liabilities and receivables................... $3,034  $3,042
     Net operating losses.......................................    258      72
     Net unrealized investment losses...........................    --      161
     Employee benefits..........................................    167     192
     Litigation related.........................................    232     468
     Other......................................................    350     242
                                                                 ------  ------
                                                                  4,041   4,177
     Less: Valuation allowance..................................     78      72
                                                                 ------  ------
                                                                  3,963   4,105
                                                                 ------  ------
   Deferred income tax liabilities:
     Investments................................................  1,329   1,472
     Deferred policy acquisition costs..........................  2,713   1,967
     Net unrealized investment gains............................    626     --
     Other......................................................     37      63
                                                                 ------  ------
                                                                  4,705   3,502
                                                                 ------  ------
   Net deferred income tax (liability) asset.................... $ (742) $  603
                                                                 ======  ======

  Domestic net operating loss carryforwards amount to $393 million at December 31, 2000 and expire in 2020. Foreign net operating loss carryforwards amount to $354 million at December 31, 2000 and were generated in various foreign countries with expiration periods of five years to infinity.

  The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998 and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

13. Reinsurance

  The Company's life insurance operations participate in reinsurance in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. Risks in excess of $25 million on single survivorship policies and $35 million on joint survivorship policies are 100 percent coinsured. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. In addition, the Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

  The Company is engaged in life reinsurance whereby it indemnifies another insurance company for all or a portion of the insurance risk underwritten by the ceding company.

  See Note 10 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

  The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
                                                      (Dollars in millions)
   Direct premiums.................................. $15,661  $13,249  $12,763
   Reinsurance assumed..............................   2,858      484      409
   Reinsurance ceded................................  (2,256)  (1,645)  (1,669)
                                                     -------  -------  -------
   Net premiums..................................... $16,263  $12,088  $11,503
                                                     =======  =======  =======
   Reinsurance recoveries netted against
    policyholder benefits........................... $ 1,934  $ 1,626  $ 1,744
                                                     =======  =======  =======

  Reinsurance recoverables, included in premiums and other receivables, were $3,304 million and $2,898 million at December 31, 2000 and 1999, respectively, including $1,359 million and $1,372 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $225 million and $148 million at December 31, 2000 and 1999, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                       Years ended December
                                                                31,
                                                      -------------------------
                                                       2000     1999     1998
                                                      -------  -------  -------
                                                       (Dollars in millions)
   Balance at January 1.............................. $ 3,789  $ 3,320  $ 3,655
     Reinsurance recoverables........................    (415)    (382)    (378)
                                                      -------  -------  -------
   Net balance at January 1..........................   3,374    2,938    3,277
                                                      -------  -------  -------
   Acquisition of business...........................      35      204      --
                                                      -------  -------  -------
   Incurred related to:
     Current year....................................   3,773    3,129    2,726
     Prior years.....................................    (111)     (16)    (245)
                                                      -------  -------  -------
                                                        3,662    3,113    2,481
                                                      -------  -------  -------
   Paid related to:
     Current year....................................  (2,243)  (2,012)  (1,967)
     Prior years.....................................  (1,023)    (869)    (853)
                                                      -------  -------  -------
                                                       (3,266)  (2,881)  (2,820)
                                                      -------  -------  -------
   Net Balance at December 31........................   3,805    3,374    2,938
     Add: Reinsurance recoverables...................     214      415      382
                                                      -------  -------  -------
   Balance at December 31............................ $ 4,019  $ 3,789  $ 3,320
                                                      =======  =======  =======

14. Other Expenses

  Other expenses were comprised of the following:

                                                       Years ended December
                                                                31,
                                                      -------------------------
                                                       2000     1999     1998
                                                      -------  -------  -------
                                                       (Dollars in millions)
   Compensation.....................................  $ 2,712  $ 2,590  $ 2,478
   Commissions......................................    1,710      937      902
   Interest and debt issue costs....................      365      405      379
   Amortization of policy acquisition costs
    (excludes amortization of $(95), $(46) and $240,
    respectively, related to investment (losses)
    gains)..........................................    1,472      930      641
   Capitalization of policy acquisition costs.......   (1,805)  (1,160)  (1,025)
   Rent, net of sublease income.....................      296      239      155
   Minority interest................................      115       55       67
   Restructuring charge.............................      --       --        81
   Other............................................    3,269    2,759    4,341
                                                      -------  -------  -------
     Total other expenses...........................  $ 8,134  $ 6,755  $ 8,019
                                                      =======  =======  =======

  During 1998, the Company recorded charges of $81 million to restructure headquarters operations and consolidate certain agencies and other operations. These costs were paid during 1999.

15. Stockholder's Equity

 Dividend Restrictions

  Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. At December 31, 2000, Metropolitan Life could pay the Holding Company a stockholder dividend of $721 million without prior approval of the Superintendent.

  During 2000, the Company paid an ordinary dividend of $762 million to its parent, the Holding Company.

 Statutory Equity and Income

  The reconciliations of insurance subsidiaries' statutory capital and surplus and net change in statutory capital and surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with stockholder's equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                               December 31,
                                                              ----------------
                                                               2000     1999
                                                              -------  -------
                                                                (Dollars in
                                                                 millions)
   Statutory capital and surplus of insurance subsidiaries... $ 7,213  $ 7,630
   GAAP adjustments for:
     Future policy benefits and policyholder account
      balances...............................................  (3,469)  (4,167)
     Deferred policy acquisition costs.......................   8,740    8,381
     Deferred income taxes...................................     (57)     886
     Valuation of investments................................   1,077   (2,102)
     Statutory asset valuation reserves......................   3,344    3,189
     Statutory interest maintenance reserves.................     547    1,114
     Surplus notes...........................................  (1,650)  (1,546)
     Other, net..............................................     271      305
                                                              -------  -------
   Stockholder's Equity...................................... $16,016  $13,690
                                                              =======  =======

                                                             Years ended
                                                            December 31,
                                                          -------------------
                                                          2000   1999   1998
                                                          -----  ----  ------
                                                             (Dollars in
                                                              millions)
   Net change in statutory capital and surplus of
    insurance subsidiaries............................... $(417) $242  $   10
   GAAP adjustments for:
     Future policy benefits and policyholder account
      balances...........................................   133   556     127
     Deferred policy acquisition costs...................   214   379     224
     Deferred income taxes...............................  (496)  154     234
     Valuation of investments............................ 1,229   473   1,158
     Statutory asset valuation reserves..................    88  (226)   (461)
     Statutory interest maintenance reserves.............  (571) (368)    312
     Dividends on common stock...........................   762   --      --
     Other, net..........................................     7  (593)   (261)
                                                          -----  ----  ------
   Net income............................................ $ 949  $617  $1,343
                                                          =====  ====  ======

  In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the
"Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES principles will continue to be established by individual state laws and permitted practices. The Department requires adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that the adoption of Codification by the NAIC and the Codification as modified by the Department, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

16. Other Comprehensive Income (Loss)

  The following table sets forth the reclassification adjustments required for the years ended December 31, 2000, 1999 and 1998 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                        2000    1999     1998
                                                       ------  -------  ------
                                                       (Dollars in millions)
Holding gains (losses) on investments arising during
 the year............................................. $2,807  $(6,314) $1,493
Income tax effect of holding gains or losses..........   (975)   2,262    (617)
Reclassification adjustments:
  Recognized holding losses (gains) included in
   current year income................................    989       38  (2,013)
  Amortization of premium and discount on investments.   (498)    (307)   (350)
  Recognized holding (losses) gains allocated to other
   policyholder amounts...............................    (54)     (67)    608
  Income tax effect...................................   (152)     120     729
Allocation of holding (gains) losses on investments
 relating to other policyholder amounts...............   (977)   3,788    (351)
Income tax effect of allocation of holding gains or
 losses to other policyholder amounts.................    340   (1,357)    143
                                                       ------  -------  ------
Net unrealized investment gains (losses)..............  1,480   (1,837)   (358)
                                                       ------  -------  ------
Foreign currency translation adjustments arising
 during the year......................................     (6)      50    (115)
Reclassification adjustment for sale of investment in
 foreign operation....................................    --       --        2
                                                       ------  -------  ------
Foreign currency translation adjustment...............     (6)      50    (113)
                                                       ------  -------  ------
Minimum pension liability adjustment..................     (9)      (7)    (12)
                                                       ------  -------  ------
Other comprehensive income (loss)..................... $1,465  $(1,794) $ (483)
                                                       ======  =======  ======

17. Business Segment Information

  The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual Business, Institutional Business, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

  Individual Business offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional Business offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Reinsurance provides life reinsurance and international life and disability on a direct and reinsurance basis. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 2000, 1999 and 1998. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items (primarily consisting of sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) and, prior to its sale in 1998, the results of MetLife Capital Holdings, Inc., to the Corporate segment.

At or for the
year ended
December 31,                                           Auto &    Asset                            Consolidation/
2000              Individual Institutional Reinsurance  Home   Management International Corporate  Elimination    Total
-------------     ---------- ------------- ----------- ------  ---------- ------------- --------- -------------- --------
                                                          (Dollars in millions)
                                                                                         $
Premiums........   $  4,673     $ 6,900      $1,396    $2,636     $--        $  660          --      $    (2)    $ 16,263
Universal life
 and investment-
 type product
 policy fees....      1,221         547         --        --       --            53          --           (1)       1,820
Net investment
 income.........      6,475       3,959         368       194       90          254          678        (245)      11,773
Other revenues..        838         673          29        40      760            9          150         (37)       2,462
Net investment
 gains (losses).        227        (475)         (2)      (20)     --            18         (228)         62         (418)
Policyholder
 benefits and
 claims.........      5,054       8,178       1,045     2,005      --           562           91         --        16,935
Interest
 credited to
 policyholder
 account
 balances.......      1,680       1,090         109       --       --            56          --          --         2,935
Policyholder
 dividends......      1,742         124          15       --       --            32          --          --         1,913
Payments to
 former Canadian
 policyholders..        --          --          --        --       --           327          --          --           327
Demutualization
 costs..........        --          --          --        --       --           --           230         --           230
Other expenses..      3,511       1,753         506       827      784          292          687        (226)       8,134
Income (loss)
 before
 provision for
 income taxes...      1,447         459         116        18       66         (275)        (408)          3        1,426
Net income
 (loss).........        920         307          68        30       34         (285)        (150)         25          949
Total assets....    132,433      90,279       6,503     4,511      418        5,119       18,788      (3,559)     254,492
Deferred policy
 acquisition
 costs..........      8,610         446         910       176      --           354            1         --        10,497
Separate account
 assets.........     34,860      33,918          28       --       --         1,491          --          (47)      70,250
Policyholder
 liabilities....     84,049      50,223       4,984     2,559      --         2,435           64        (989)     143,325
Separate account
 liabilities....     34,860      33,918          28       --       --         1,491          --          (47)      70,250

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

At or for the
year ended
December 31,                                           Auto &   Asset                            Consolidation/
1999              Individual Institutional Reinsurance  Home  Management International Corporate  Elimination    Total
-------------     ---------- ------------- ----------- ------ ---------- ------------- --------- -------------- --------
                                                          (Dollars in millions)
Premiums........   $ 4,289      $ 5,525       $--      $1,751   $  --       $  523      $  --       $   --      $ 12,088
Universal life
 and investment-
 type product
 policy fees....       888          502        --         --       --           43         --           --         1,433
Net investment
 income.........     5,346        3,755        --         103       80         206         605         (279)       9,816
Other revenues..       558          629        --          21      803          12          59           72        2,154
Net realized
 investment
 (losses) gains.       (14)         (31)       --           1      --            1         (41)          14          (70)
Policyholder
 benefits and
 claims.........     4,625        6,712        --       1,301      --          458         --             4       13,100
Interest
 credited to
 policyholder
 account
 balances.......     1,359        1,030        --         --       --           52         --           --         2,441
Policyholder
 dividends......     1,509          159        --         --       --           22         --           --         1,690
Demutualization
 costs..........       --           --         --         --       --          --          260          --           260
Other expenses..     2,719        1,589        --         514      795         248       1,031         (141)       6,755
Income (loss)
 before
 provision for
 income taxes...       855          890        --          61       88           5        (668)         (56)       1,175
Net income
 (loss).........       555          567        --          56       51          21        (583)         (50)         617
Total assets....   109,401       88,127        --       4,443    1,036       4,381      20,499       (2,655)     225,232
Deferred policy
 acquisition
 costs..........     8,228          364        --         167      --          311         --           --         9,070
Separate account
 assets.........    28,828       35,236        --         --       --          877         --           --        64,941
Policyholder
 liabilities....    72,956       47,781        --       2,318      --        2,187           6         (293)     124,955
Separate account
 liabilities....    28,828       35,236        --         --       --          877         --           --        64,941

At or for the
year ended
December 31,                                           Auto &   Asset                            Consolidation/
1998              Individual Institutional Reinsurance  Home  Management International Corporate  Elimination    Total
-------------     ---------- ------------- ----------- ------ ---------- ------------- --------- -------------- --------
                                                          (Dollars in millions)
Premiums........   $  4,323     $ 5,159       $--      $1,403   $  --       $  618      $   --      $   --      $ 11,503
Universal life
 and investment-
 type product
 policy fees....        817         475        --         --       --           68          --          --         1,360
Net investment
 income.........      5,480       3,885        --          81       75         343          682        (318)      10,228
Other revenues..        474         575        --          36      817          33          111         (52)       1,994
Net realized
 investment
 gains..........        659         557        --         122      --          117          679        (113)       2,021
Policyholder
 benefits and
 claims.........      4,606       6,416        --       1,029      --          597          (10)        --        12,638
Interest
 credited to
 policyholder
 account
 balances.......      1,423       1,199        --         --       --           89          --          --         2,711
Policyholder
 dividends......      1,445         142        --         --       --           64          --          --         1,651
Demutualization
 costs..........        --          --         --         --       --          --             6         --             6
Other expenses..      2,577       1,613        --         386      799         352        2,601        (309)       8,019
Income (loss)
 before
 provision for
 income taxes...      1,702       1,281        --         227       93          77       (1,125)       (174)       2,081
Net income
 (loss).........      1,069         846        --         161       49          56         (695)       (143)       1,343
Total assets....    103,614      88,741        --       2,763    1,164       3,432       20,852      (5,220)     215,346
Deferred policy
 acquisition
 costs..........      6,386         354        --          57      --          231          --          --         7,028
Separate account
 assets.........     23,013      35,029        --         --       --           26          --          --        58,068
Policyholder
 liabilities....     71,571      49,406        --       1,477      --        2,043            1        (295)     124,203
Separate account
 liabilities....     23,013      35,029        --         --       --           26          --          --        58,068

  The Individual Business segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual Business segment's equity in earnings of Nvest, which is included in net investment income, was $30 million, $48 million and $49 million for the years ended December 31, 2000, 1999 and 1998, respectively. The Individual Business segment includes $538 million (after allocating $118 million to participating

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES contracts) of the gain on the sale of Nvest in 2000. As part of the GenAmerica acquisition, the Company acquired General American Life Insurance Company, the results of which are included primarily in the Individual Business segment.

  The Reinsurance segment includes the life reinsurance business of RGA, acquired in 2000, combined with Exeter, an ancillary life reinsurance business of the Company. Effective October 31, 2000, the Company sold Exeter to its parent, MetLife, Inc. Exeter has been reported as a component of the Individual Business segment rather than as a separate segment for periods prior to January 1, 2000 due to its immateriality.

  The Auto & Home segment includes the standard personal lines property and casualty insurance operations of The St. Paul Companies which were acquired in September, 1999.

  As part of the GenAmerica acquisition, the Company acquired Conning, the results of which are included in the Asset Management segment.

  The International segment includes a $87 million gain resulting from the sale of a substantial portion of the Company's Canadian operations in 1998.

  The Corporate segment includes a $433 million gain resulting from the sale of MetLife Capital Holdings, Inc. in 1998.

  Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (1) a review of the nature of such costs, (2) time studies analyzing the amount of employee compensation costs incurred by each segment and (3) cost estimates included in the Company's product pricing.

  The consolidation/elimination column includes the elimination of all intersegment amounts and the Individual Business segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

  Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $30,906 million, $24,637 million and $25,643 million for the years ended December 31, 2000, 1999 and 1998, respectively, which represented 97%, 97% and 95%, respectively, of consolidated revenues.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS

     The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

      Metropolitan Life Separate Account E
        Independent Auditors' Report

      Financial Statements for the Years Ended December 31, 2000 and 1999
         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Auditors' Report

      Financial Statements for the Years Ended December 31, 2000, 1999 and 1998
         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS


     (1)      --   Resolution of the Board of Directors of Metropolitan Life
                   establishing Separate Account E.(1)
     (2)      --   Not applicable.
     (3) (a)  --   Not applicable.
     (b)      --   Form of Selected Broker Agreement.(1)
     (4) (a)  --   Form of Income Annuity Contract.(4)
         (b)  --   Form of Certificate.(4)
         (c)  --   Income Payment Contracts, RSC 99-02 NY and RSC 99-01 NY.
         (d)  --   Immediate Income Payment Contract, RSC 99-02-IMM MA.
         (e)  --   Deferred Income Payment Contract, RSC 99-02-DEF MA.
     (6)      --   Charter and By-Laws of Metropolitan Life.(1,5)
     (7)      --   Not applicable.
     (8)      --   Not applicable.
     (9)      --   Opinion and consent of counsel as to the legality of the
                   securities being registered.(5)
    (10)      --   (a) Form of Settlement Agreement.(4)
         (b)       --
         (c)       --
    (11)      --   Not applicable.
    (12)      --   Not applicable.
    (13) (a)  --   Powers of Attorney.(1,2,3,4,6,7)
    (14)      --   Auditor's Consent.


---------------
1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2. Powers of attorney for Gerald Clark, Burton A. Dole, Jr. and Charles H. Leighton were filed with Post-Effective Amendment No. 21 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 28, 1997. As incorporated herein by reference.

                                              (Footnotes continued on next page)

3. Powers of Attorney for Robert H. Benmosche and Stewart G. Nagler filed with Post-Effective Amendment No. 23 to Registration Statement No.
    2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 1998. As incorporated herein by reference.

4. Power of Attorney for Virginia M. Wilson filed with Pre-Effective Amendment No. 2 to Registration Statement 333-80547, 811-4001 for Metropolitan Life Separate Account E on Form N-4 on November 1, 1999. As incorporated herein by reference.

5. Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 7, 2000.

6. Power of Attorney for William C. Steere, Jr. filed with Post-Effective Amendment No. 18 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on April 23, 1999. As incorporated herein by reference.

7. Power of Attorney for John C. Danforth filed with Post-Effective Amendment No. 27 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 2001. As incorporated herein by reference.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board, President and Chief        Chairman, President, Chief
                                         Executive Officer,                                Executive Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Curtis H. Barnette.....................  Chairman Emeritus,                                Director
                                         Bethlehem Steel Corporation,
                                         1170 Eighth Avenue,
                                         Martin Tower 101,
                                         Bethlehem, PA 18016-7699.
Gerald Clark...........................  Vice Chairman of the Board and Chief              Vice Chairman, Chief
                                         Investment Officer,                               Investment Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Joan Ganz Cooney.......................  Chairman, Executive Committee,                    Director
                                         Sesame Workshop,
                                         One Lincoln Plaza,
                                         New York, NY 10023.
John C. Danforth.......................  Partner,                                          Director
                                         Bryan Cave LLP,
                                         One Metropolitan Square,
                                         211 North Broadway,
                                         Suite 3600,
                                         St. Louis, MO 63102.
Burton A. Dole, Jr.....................  Retired Chairman,                                 Director
                                         Nellcor Puritan Bennett,
                                         P.O. Box 208,
                                         Pauma Valley, CA 92061.
James R. Houghton......................  Chairman of the Board Emeritus and Director,      Director
                                         Corning Incorporated,
                                         80 East Market Street,
                                         2nd Floor,
                                         Corning, NY 14830.
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         One Madison Avenue,
                                         New York, NY 10010.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP
                                         Four Times Square,
                                         New York, NY 10036.
Charles M. Leighton....................  Retired Chairman of the Board and Chief           Director
                                         Executive Officer,
                                         CML Group, Inc.,
                                         51 Vaughn Hill Road,
                                         Bolton, MA 01740.
Stewart G. Nagler......................  Vice Chairman of the Board and Chief Financial    Vice Chairman, Chief
                                         Officer,                                          Financial Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
John J. Phelan, Jr. ...................  Former Chairman and Chief Executive Officer,      Director
                                         New York Stock Exchange,
                                         P.O. Box 524,
                                         Locust Valley, NY 11560.
Hugh B. Price..........................  President and Chief Executive Officer,            Director
                                         National Urban League, Inc.,
                                         120 Wall Street,
                                         7th & 8th Floors,
                                         New York, NY 10005.
Ruth J. Simmons, Ph.D. ................  President,                                        Director
                                         Smith College,
                                         College Hall 20,
                                         Northhampton, MA 01063.
William C. Steere, Jr. ................  Chairman of the Board,                            Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.

     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Robert H. Benmosche.....................................  Chairman, Chief Executive Officer and Director
Gerald Clark............................................  Vice Chairman, Chief Investment Officer and Director
Stewart G. Nagler.......................................  Vice Chairman, Chief Financial Officer and Director
Gary A. Beller..........................................  Senior Executive Vice President and General Counsel
James H. Benson.........................................  President, Individual Business; Chairman, Chief Executive
                                                          Officer and President, New England Life Insurance Company
C. Robert Henrikson.....................................  President, Institutional Business
Catherine A. Rein.......................................  Senior Executive Vice President; President and Chief
                                                          Executive Officer of Metropolitan Property and Casualty
                                                          Insurance Company
Stanley J. Talbi........................................  Senior Vice President and Chief Actuary
William J. Toppeta......................................  President, Client Services and Chief Administrative Officer
John H. Tweedie.........................................  Senior Executive Vice President
Daniel J. Cavanaugh.....................................  Executive Vice President
Jeffrey J. Hodgman......................................  Executive Vice President
Kernan F. King..........................................  Executive Vice President
Terence I. Lennon.......................................  Executive Vice President
David A. Levene.........................................  Executive Vice President

                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Lisa M. Weber...........................................  Executive Vice President
Judy E. Weiss...........................................  Executive Vice President
Leland Launer...........................................  Senior Vice President and Treasurer
Virginia M. Wilson......................................  Senior Vice President and Controller
Gwenn L. Carr...........................................  Vice President and Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

        ORGANIZATIONAL STRUCTURE OF METROPOLITAN LIFE INSURANCE COMPANY
                    AND SUBSIDIARIES AS OF DECEMBER 31, 2000

     Metropolitan Life Insurance Company ("Metropolitan") is a wholly-owned subsidiary of Met Life, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of December 31, 2000. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A. Metropolitan Tower Corp. (DE)

     1. Metropolitan Property and Casualty Insurance Company (RI)

        a. Metropolitan Group Property and Casualty Insurance Company (RI)

         i. Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

        b. Metropolitan Casualty Insurance Company (RI)

        c. Metropolitan General Insurance Company (RI)

        d. Metropolitan Direct Property and Casualty Insurance Company (GA)

        e. MetLife Auto & Home Insurance Agency, Inc. (RI)

        f. Metropolitan Lloyds, Inc. (TX)

        g. Met P&C Managing General Agency, Inc. (TX)

        h. Economy Fire & Casualty Company (RI)

         i. Economy Preferred Insurance Company (RI)

         ii. Economy Premier Assurance Company (RI)

        i. American Horizon Holdings Inc. (DE) 29.41% of the shares of American Horizon Holdings Inc. are held by Metropolitan Property and Casualty Insurance Company and 29.41% are held by Conning & Company.

          i. American Horizon Services, Inc. (DE)

          ii. American Horizon Property & Casualty Insurance Company. (IL)

             (1.) Texas American Horizon Insurance Services Agency, Inc. (TX)

         iii. American Horizon Insurance Company (AZ)

             (1.) American Horizon General Agency, Inc. (FL)

         iv. American Insurance Company of New York (NY)

     2. Metropolitan Insurance and Annuity Company (DE)

        a. MetLife Europe I, Inc. (DE)

        b. MetLife Europe II, Inc. (DE)

        c. MetLife Europe III, Inc. (DE)

        d. MetLife Europe IV, Inc. (DE)

        e. MetLife Europe V, Inc. (DE)

     3. MetLife General Insurance Agency, Inc. (DE)

        a. MetLife General Insurance Agency of Alabama, Inc. (AL)

        b. MetLife General Insurance Agency of Kentucky, Inc. (KY)

        c. MetLife General Insurance Agency of Mississippi, Inc. (MS)

        d. MetLife General Insurance Agency of Texas, Inc. (TX)

        e. MetLife General Insurance Agency of North Carolina, Inc. (NC)

        f. MetLife General Insurance Agency of Massachusetts, Inc. (MA)

     4. Metropolitan Asset Management Corporation (DE)

        a. MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are Limited Partnership held by Metropolitan (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

        b. MetLife Capital Credit L.P. (DE). Partnership interests in MetLife Capital Credit L.P. are Limited Partnership held by Metropolitan (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

         1. MetLife Capital CFLI Holdings, LLC (DE)

             a. MetLife Capital CFLI Leasing, LLC (DE)

        c. MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Co. Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non voting common stock of MetLife Financial Acceptance Corporation.

        d. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

        e. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

        f. MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

     5. SSRM Holdings, Inc. (DE)

        a. State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

          i. State Street Research Investment Services, Inc. (MA)

        b. SSR Realty Advisors, Inc. (DE)

          i. Metric Management Inc. (DE)

          ii. Metric Property Management, Inc. (DE)

             1. Metric Realty (DE). SSR Realty Advisors, Inc. and Metric
                Property Management, Inc. each hold 50% of the common stock of Metric Realty.

             2. Metric Colorado, Inc. (CO). Metric Property Management, Inc.
                holds 80% of the common stock of Metric Colorado, Inc.

         iii. Metric Capital Corporation (CA)

         iv. Metric Assignor, Inc. (CA)

         v.  SSR AV, Inc. (DE)

     6. MetLife Holdings, Inc. (DE)

        a. MetLife Funding, Inc. (DE)

        b. MetLife Credit Corp. (DE)

     7. Metropolitan Tower Realty Company, Inc. (DE)

     8. Security First Group, Inc. (DE)

        a. Security First Life Insurance Company (DE)

        b. Security First Insurance Agency, Inc. (MA)

        c. Security First Insurance Agency, Inc. (NV)

        d. Security First Group of Ohio, Inc. (OH)

        e. MetLife Distributors, Inc. (DE)

        f. Met Investment Advisory Corp. (DE)

        g. Security First Financial Agency, Inc. (TX)

     9. MetLife (India) Private Ltd. (India)

    10. Metlife CC Holding Company (DE)

        a. Conning Corporation (MO) 39.6% of the voting shares of Conning Corporation are held by MetLife CC Holding Company and 60.4% are held by Gen Am Holding Company.

         i. Conning, Inc. (DE)

             (1.) Conning & Company (CT)

                (a) Conning Asset Management Company (MO)

   11. VirtualFinances.com, Inc. (DE)

B. Metropolitan Tower Life Insurance Company (DE)

C. MetLife Security Insurance Company of Louisiana (LA)

D. MetLife Texas Holdings, Inc. (DE)

     1. Texas Life Insurance Company (TX)

        a. Texas Life Agency Services, Inc. (TX)

        b. Texas Life Agency Services of Kansas, Inc. (KS)

E. MetLife Securities, Inc. (DE)

F. 23rd Street Investments, Inc. (DE)

     1. Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

     2. Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

        a. Coating Technologies International, Inc (DE).

G. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1. Seguros Genesis, S.A. (Spain)

     2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

H. MetLife Saengmyoung Insurance Company Ltd. (Korea).

I.  Metropolitan Life Seguros de Vida S.A. (Argentina)

J. Metropolitan Life Seguros de Retiro S.A. (Argentina).

K. MetLife Holdings Luxembourg S.A. (Luxembourg)

L. Metropolitan Life Holdings, Netherlands BV (Netherlands)

M. MetLife International Holdings, Inc. (DE)

     1. MetLife Insurance Company of the Philippines, Inc. (Philippines).

     2. Natiloportem Holdings, Inc. (DE)

        a. Servicios Adminstrativos Gen, S.A. de C.V. One share of Servicios Adminstrativos Gen, S.A. de C.V. is held by a nominee of Natiloportem Holdings, Inc.

N. Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

O. Metropolitan Marine Way Investments Limited (Canada)

P. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

Q. Seguros Genesis S.A. (Mexico) Metropolitan holds 85.49%, Metropolitan Tower Corp. holds 7.31% and Metropolitan Asset Management Corporation holds 7.20%.

R. Metropolitan Life Seguros de Vida S.A. (Uruguay).

S. Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

T. Hyatt Legal Plans, Inc. (DE)

     1. Hyatt Legal Plans of Florida, Inc. (FL)

U. One Madison Merchandising L.L.C. (CT) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows: Metropolitan Life Insurance Company owns 99% and Metropolitan Tower Corp. owns 1%.

V. Metropolitan Realty Management, Inc. (DE)

     1. Edison Supply and Distribution, Inc. (DE)

     2. Cross & Brown Company (NY)

        a. CBNJ, Inc. (NJ)

W. MetPark Funding, Inc. (DE)

X. Transmountain Land & Livestock Company (MT)

Y. MetLife Trust Company, National Association. (United States)

Z. Benefit Services Corporation (GA)

A.A. G.A. Holding Corporation (MA)

A.B. CRH., Co, Inc. (MA)

A.C. 334 Madison Euro Investments, Inc. (DE)

     1. Park Twenty Three Investments Company (United Kingdom) 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited

        a. Convent Station Euro Investments Four Company (United Kingdom) 1% voting control of Convent Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

A.D. L/C Development Corporation (CA)

A.E. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

A.F. New England Portfolio Advisors, Inc. (MA)

A.G. CRB Co., Inc. (MA). (AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

A.H. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan Life
     Insurance Company owns 34% of St. James Fleet Investments Two Limited.

A.I.  MetLife New England Holdings, Inc. (DE)

     1. Fulcrum Financial Advisors, Inc. (MA)

     2. New England Life Insurance Company (MA)

        a. New England Life Holdings, Inc. (DE)

         i. New England Securities Corporation (MA)

             (1) Hereford Insurance Agency, Inc. (MA)

             (2) Hereford Insurance Agency of Alabama, Inc. (AL)

             (3) Hereford Insurance Agency of Idaho, Inc. (ID)

             (4) Hereford Insurance Agency of Minnesota, Inc. (MN)

             (5) Hereford Insurance Agency of New Mexico, Inc. (NM)

             (6) Hereford Insurance Agency of Wyoming, Inc. (WY)

             (7) Hereford Insurance Agency of Hawaii, Inc. (HI)

         ii. N.L. Holding Corp. (DEL) (NY)

             (1) Nathan & Lewis Securities, Inc. (NY)

             (2) Nathan & Lewis Associates, Inc. (NY)

                (a) Nathan and Lewis Insurance Agency of Massachusetts, Inc.
                    (MA)

                (b) Nathan and Lewis Associates of Texas, Inc. (TX)

             (3) Nathan & Lewis Associates-Arizona, Inc. (AZ)

             (4) Nathan & Lewis of Nevada, Inc. (NV)

         iii. New England Investment Management Inc.

        b. Omega Reinsurance Corporation (AZ)

        c. New England Pension and Annuity Company (DE)

        d. Newbury Insurance Company, Limited (Bermuda)

     3. Nvest Corporation (MA)

A.J. GenAmerica Financial Corporation (MO)

     1. General American Life Insurance Company (MO)

        a. Paragon Life Insurance Company (MO)

        b. Security Equity Life Insurance Company (NY)

        c. Cova Corporation (MO)

         i. Cova Financial Services Life Insurance Company (MO)

             (1) Cova Financial Life Insurance Company (CA)

             (2) First Cova Life Insurance Company (NY)

         ii. Cova Life Management Company (DE)

             (1) Cova Investment Advisory Corporation (IL)

             (2) Cova Investment Allocation Corporation (IL)

             (3) Cova Life Sales Company (DE)

             (4) I Cova Life Administration Services Company (IL)

        d. General Life Insurance Company (TX)

         i. General Life Insurance Company of America (IL)

        e. Equity Intermediary Company (MO)

         i. Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.3% is held by Equity Intermediary Company.

              (1) Reinsurance Company of Missouri Incorporated (MO)

                 a. RGA Reinsurance Company (MO)

                    i. Fairfield Management Group, Inc. (MO)

                   (1) Reinsurance Partners, Inc. (MO)

                    (2) Great Rivers Reinsurance Management, Inc. (MO)

                    (3) RGA (U.K.) Underwriting Agency Limited (United Kingdom)

              (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America,
                  Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

              (3) RGA Americas Reinsurance Company, Ltd. (Barbados)

              (4) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                 a. RGA Financial Group, L.L.C. (DE) 80% of RGA Financial Group,
                    L.L.C. is owned by RGA Reinsurance Company (Barbados) Ltd. (Barbados)

              (5) RGA International Ltd. (Canada)

                 a. RGA Financial Products Limited (Canada)

                 b. RGA Canada Management Company, Ltd. (Canada)

                   i. RGA Life Reinsurance Company of Canada (Canada)

              (6) Benefit Resource Life Insurance Company (Bermuda) Ltd.
                  (Bermuda)

              (7) RGA Holdings Limited (United Kingdom)

                 a. RGA Managing Agency Limited (United Kingdom)

                 b. RGA Capital Limited (United Kingdom)

                 c. RGA Reinsurance (UK) Limited (United Kingdom)

              (8) RGA South African Holdings (Pty) Ltd. (South Africa)

                 a. RGA Reinsurance Company of South Africa Limited (South
                    Africa)

              (9) RGA Australian Holdings Pty Limited (Australia)

                 a. RGA Reinsurance Company of Australia Limited (Australia)

             (10) General American Argentina Seguros de Vida, S.A. (Argentina)

             (11) RGA Argentina, S.A. (Argentina)

             (12) Regal Atlantic Company (Bermuda) Ltd. (Bermuda)

             (13) Malaysia Life Reinsurance Group Berhad. (Malaysia) Reinsurance
                  Group of America, Incorporated owns 30% of Malaysia Life Reinsurance Group Berhad.

        f. GenAm Holding Company (DE)

          i. Krisman, Inc. (MO)

          ii. Genelco Asia Pacifica Limited (Hong Kong)

         iii. Genelco de Mexico S.A. de C.V. (Mexico) 99% of the shares of Genelco de Mexico S.A. de C.V. are held by Krisman, Inc. and 1% is held by General American Life Insurance Company.

         iv. White Oak Royalty Company (OK)

          v. GM Marketing Incorporated (MO)

             (a) Stan Mintz Associates, Inc. (WI)

             (b) GenMark Insurance Agency of Massachusetts, Inc. (MA)

             (c) GenMark Insurance Agency of Ohio, Inc. (OH)

             (d) GenMark Insurance Agency of Texas, Inc. (TX)

        g. John S. McSwaney & Asscoiates, Inc. (ND)

     2. Collaborative Strategies, Inc. (MO)

     3. Missouri Reinsurance (Barbados) Inc. (Barbados)

     4. GenAmerica Capital I (DE)

     5. GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     6. Walnut Street Securities, Inc. (MO)

        a. WSS Insurance Agency of Alabama, Inc. (AL)

        b. WSS Insurance Agency of Massachusetts, Inc. (MA)

        c. WSS Insurance Agency of Nevada, Inc. (NV)

        d. WSS Insurance Agency of Ohio, Inc. (OH)

        e. WSS Insurance Agency of Texas, Inc. (TX)

        f. Walnut Street Advisers, Inc. (MO)

     7. General American Distributors, Inc. (MO)

A.K. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)

A.L. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia
     (Poland)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

     In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

          1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan-owned facilities and airplanes. It is not engaged in any business.

          2) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

          3) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

          4) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

          5) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP.
     (DEL), an indirect wholly owned subsidiary of Metropolitan.

          6) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

          7) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

          8) New England Securities Corporation owns 100% of the non-voting preferred stock of Hereford Insurance Agency of Ohio, Inc., an insurance agency. 100% of the voting common stock of this company is held by an officer who has agreed to vote such shares at the direction of New England Securities Corporation, an indirect wholly owned subsidiary of Metropolitan.

          9) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBISIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTS SOLD.

     42

ITEM 28.  INDEMNIFICATION.

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933

     Metropolitan Life Insurance Company has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. Metropolitan Life Insurance Company maintains a directors' and officers' liability policy with a maximum coverage of $300 million. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan Life Insurance Company pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter)
Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)
The New England Variable Annuity (depositor)
New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)


                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER
----------------------------------------------   NET UNDERWRITING DISCOUNTS AND COMMISSIONS
                                               ----------------------------------------------
     Metropolitan Life Insurance Company                            N/A

                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION
----------------------------------------------             BROKERAGE COMMISSIONS
                                               ----------------------------------------------
                     N/A                                             0

                     (5)
                 COMPENSATION
----------------------------------------------
                  $8,559.07
          (Separate Account Charge)


ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
One Madison Avenue
New York, N.Y. 10010

ITEM 31.  MANAGEMENT SERVICES.

Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Income Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Income Annuity.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(b) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 12TH DAY OF APRIL, 2001.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                        by: METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:       /s/ GARY A. BELLER
                                         ---------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:       /s/ GARY A. BELLER
                                         ---------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----

                          *                              Chairman, President, Chief
-----------------------------------------------------    Executive Officer and Director
                 Robert H. Benmosche

                          *                              Vice Chairman, Chief Investment
-----------------------------------------------------    Officer and Director
                    Gerald Clark

                          *                              Vice Chairman, Chief Financial
-----------------------------------------------------    Officer (Principal Financial
                  Stewart G. Nagler                      Officer) and Director

                          *                              Senior Vice-President and
-----------------------------------------------------    Controller
                 Virginia M. Wilson

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                          *                              Director
-----------------------------------------------------
                  Joan Ganz Cooney

                                                         Director
-----------------------------------------------------
                  John C. Danforth

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                 John J. Phelan, Jr.

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
               Ruth J. Simmons, Ph.D.

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

*By: /s/ RICHARD G. MANDEL, ESQ.                                                            April 12, 2001
-----------------------------------------------------
     Richard G. Mandel, Esq.
     Attorney-in-Fact

                                 EXHIBIT INDEX

    EXHIBIT
      NO.                                  DESCRIPTION
    --------                               -----------
     (1)      --   Resolution of the Board of Directors of Metropolitan Life
                   establishing Separate Account E.(1)
     (2)      --   Not applicable.
     (3) (a)  --   Not applicable.
         (b)  --   Form of Selected Broker Agreement.(1)
     (4) (a)  --   Form of Income Annuity Contract.(4)
         (b)  --   Form of Certificate.(4)
         (c)  --   Income Payment Contracts, RSC 99-02 NY and RSC 99-01 NY.
         (d)  --   Immediate Income Payment Contract, RSC 99-02-IMM MA.
         (e)  --   Deferred Income Payment Contract, RSC 99-02-DEF MA.
     (6)      --   Charter and By-Laws of Metropolitan Life.(1,5)
     (7)      --   Not applicable.
     (8)      --   Not applicable.
     (9)      --   Opinion and consent of counsel as to the legality of the
                   securities being registered.(5)
    (10)      --   (a) Form of Settlement Agreement.(4)
         (b)       --
         (c)       --
    (11)      --   Not applicable.
    (12)      --   Not applicable.
    (13) (a)  --   Powers of Attorney.(1,2,3,4,6,7)
    (14)      --   Auditor's Consent.

---------------
1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2. Powers of attorney for Gerald Clark, Burton A. Dole, Jr. and Charles H. Leighton were filed with Post-Effective Amendment No. 21 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 28, 1997. As incorporated herein by reference.

3. Powers of Attorney for Robert H. Benmosche and Stewart G. Nagler filed with Post-Effective Amendment No. 23 to Registration Statement No.
    2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 1998. As incorporated herein by reference.

4. Power of Attorney for Virginia M. Wilson filed with Pre-Effective Amendment No. 2 to Registration Statement 333-80547, 811-4001 for Metropolitan Life Separate Account E on Form N-4 on November 1, 1999. As incorporated herein by reference.

5. Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 7, 2000.

6. Power of Attorney for William C. Steere, Jr. filed with Post-Effective Amendment No. 18 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on April 23, 1999. As incorporated herein by reference.

7. Power of Attorney for John C. Danforth filed with Post-Effective Amendment No. 27 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 2001. As incorporated herein by reference.